Filed Pursuant to Rule 433
                                                      File Number: 333-130524-02


                              ABFC 2006-OPT1 TRUST
                             FREE WRITING PROSPECTUS

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or by e-mailing a request to dg.prospectus_distribution@bofasecurities.com.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED CERTIFICATES

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus (the "prospectus") dated February 16, 2006 and is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: www.sec.gov/Archives/edgar/ data/1054340/000112528206004453/0001125282-06-004453-index.htm.

                          IMPORTANT NOTICE RELATING TO
                    AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

FREE WRITING PROSPECTUS
(To prospectus dated February 16, 2006)


                                 $1,026,972,000
                                  (Approximate)
                        Asset Backed Funding Corporation
                                    Depositor
                              ABFC 2006-OPT1 Trust
                                 Issuing Entity
                      Bank of America, National Association
                                     Sponsor
                         Option One Mortgage Corporation
                                    Servicer
                  Asset Backed Funding Corporation Asset-Backed
                  Certificates, Series 2006-OPT1 Principal and
                     interest payable monthly, commencing in
                                   August 2006

                            ------------------------

--------------------------------------------------------------------------------
Carefully consider the "Risk Factors" beginning on page 26 of this free writing prospectus and on page 7 in the prospectus.

Neither the offered certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

The offered certificates represent interests in the issuing entity only and will not be obligations of or represent interests in the depositor, the sponsor or any other entity.
--------------------------------------------------------------------------------

The Issuing Entity Will Issue -

o    Seven classes of senior certificates.

o Nine classes of subordinated Class M Certificates all of which are subordinate to, and provide credit enhancement for, the senior certificates. Each class of Class M Certificates is also subordinated to and provides credit enhancement for each class of Class M Certificates, if any, with a lower number.

o One class of subordinated Class B Certificates which are subordinate to, and provide credit enhancement for, the senior certificates and the Class M Certificates.

o    The Class CE, Class P, Class R and Class R-X Certificates.

The classes of offered certificates are listed and their sizes and basic payment characteristics are described under the heading "Offered Certificates" in the table beginning on page 7.

The Assets of the Issuing Entity Will Include -

o Three loan groups of first and second lien residential mortgage loans. The mortgage loans will consist of conventional fixed-rate and adjustable-rate sub-prime mortgage loans.

Credit Enhancement Will Consist of -

o Excess Interest - Certain excess interest received from the mortgage loans will be used to cover losses.

o Overcollateralization - As of the cut-off date, the assets of the trust will exceed the aggregate principal balance of the certificates, resulting in overcollateralization. Certain excess interest received from the mortgage loans will also be applied as payments of principal on the certificates to maintain a required level of overcollateralization.

o Subordination - Each class of subordinated certificates is subordinate to the senior certificates and to those classes of subordinated certificates higher in order of payment priority.

o Cross-Collateralization - Under certain circumstances, payments on the mortgage loans in one loan group may be used to make certain distributions to holders of senior certificates relating to the other loan groups.

Interest Rate Support Will Consist of -

o Interest Rate Swap Agreement - Net swap payments received by the trust pursuant to an interest rate swap agreement with an interest rate swap counterparty, as swap provider, will be available to make distributions on the related certificates.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.
The underwriter will purchase the offered certificates from the depositor and will offer the offered certificates to investors at varying prices to be determined at the time of sale. The depositor expects that the offered certificates will be available for delivery to investors in book-entry form through The Depository Trust Company, Clearstream or Euroclear on or about August 10, 2006.

                         Banc of America Securities LLC
           The date of this free writing prospectus is August 7, 2006

                                TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
SUMMARY OF FREE WRITING PROSPECTUS ................................................................................................9
RISK FACTORS .....................................................................................................................26
     There are risks involving unpredictability of prepayments and the effect of prepayments on yields ...........................26
     Adjustable rate mortgage loan borrowers may be more likely to prepay ........................................................27
     There is a risk that interest payments on the mortgage loans may be insufficient to maintain overcollateralization ..........27
     Effects of mortgage interest rates and other factors on the certificate interest rates of the offered certificates ..........28
     There are risks relating to alternatives to foreclosure .....................................................................29
     Nature of sub-prime mortgage loans may increase risk of loss ................................................................29
     High combined loan-to-value ratios increase risk of loss ....................................................................29
     The interest rate swap agreement is subject to counterparty risk ............................................................29
     There is no assurance that amounts will be received under the interest rate swap agreement ..................................29
     The credit rating of the swap provider could affect the rating of the offered certificates ..................................30
     Payments due to swap provider may result in losses on certificates ..........................................................30
     Some of the mortgage loans have an initial interest only period, which may result in increased delinquencies and losses or rates of prepayment .....................................................................................................30
     The rate of default on mortgage loans that are secured by investor properties may be higher than on other mortgage loans. ...31
     Balloon mortgage loans increase the risk of loss ............................................................................31
     There are risks relating to simultaneous second mortgage loans ..............................................................31
     There are risks relating to subordinate loans. ..............................................................................32
     There are risks relating to geographic concentration of the mortgage loans ..................................................32
     Residential real estate values may fluctuate and adversely affect your investment ...........................................32
     Credit scores may not accurately predict the likelihood of default ..........................................................33
     The recording of the mortgages in the name of MERS may affect the yield on your certificates ................................33
     There are risks in holding subordinated certificates ........................................................................33
     Decrement tables are based upon assumptions and models ......................................................................34
     The rights of the NIMS Insurer could adversely affect the offered certificates ..............................................34
     There may be variations in additional group 3 mortgage loans from the initial mortgage loans in loan group 3 ................35
     Group 3 certificates may receive early principal distributions ..............................................................35
     United States military operations may increase risk of shortfalls in interest ...............................................36
THE MORTGAGE POOL ................................................................................................................36
     General .....................................................................................................................36
     Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account .........................................40
     The Index ...................................................................................................................41
     Terms of the Mortgage Loans .................................................................................................41
OPTION ONE MORTGAGE CORPORATION ..................................................................................................41
UNDERWRITING STANDARDS ...........................................................................................................42
THE SERVICER .....................................................................................................................45
     Servicing Background and Portfolio ..........................................................................................45
     Option One Loan Servicing Portfolio--Advances ...............................................................................45
     Business Strategy and Organizational Structure ..............................................................................45
     Default Management ..........................................................................................................46
     Training, Internal Controls and Compliance ..................................................................................48
     Litigation Concerning Option One Mortgage Corporation .......................................................................48
THE SPONSOR ......................................................................................................................49
STATIC POOL INFORMATION ..........................................................................................................49
THE DEPOSITOR ....................................................................................................................50
THE ISSUING ENTITY ...............................................................................................................50
THE TRUSTEE ......................................................................................................................51
THE CREDIT RISK MANAGER ..........................................................................................................52
THE POOLING AND SERVICING AGREEMENT ..............................................................................................52
     General .....................................................................................................................52
     Assignment of the Mortgage Loans ............................................................................................53
     Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account .........................................55
     Advances ....................................................................................................................55
     Compensation and Payment of Expenses of the Servicer, the Trustee and the Credit Risk Manager ...............................56
     Optional Termination ........................................................................................................58
     Events of Servicing Termination .............................................................................................58

                                                                                                                                Page
                                                                                                                                ----
     Rights upon Event of Servicing Termination ..................................................................................58
     Voting Rights ...............................................................................................................59
     Amendment ...................................................................................................................59
     Rights of the NIMS Insurer under the Pooling and Servicing Agreement ........................................................59
DESCRIPTION OF THE CERTIFICATES ..................................................................................................60
     General .....................................................................................................................60
     Allocation of Available Funds ...............................................................................................60
     Interest Distributions ......................................................................................................61
     Principal Distributions .....................................................................................................64
     Allocation of Losses ........................................................................................................75
     Application of Monthly Excess Cashflow Amounts ..............................................................................76
     Certificate Interest Rates ..................................................................................................80
     Interest Rate Swap Agreement, the Swap Provider and the Swap Account ........................................................82
     Calculation of One-Month LIBOR ..............................................................................................86
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS ....................................................................................86
     Mandatory Principal Distributions on Group 3 Certificates ...................................................................88
     Weighted Average Lives ......................................................................................................88
FEDERAL INCOME TAX CONSEQUENCES ..................................................................................................90
     General .....................................................................................................................90
     Taxation of Regular Interests ...............................................................................................90
     Taxation of the Basis Risk Arrangements .....................................................................................91
     REMIC Taxes and Reporting ...................................................................................................93
ERISA CONSIDERATIONS .............................................................................................................93
LEGAL INVESTMENT .................................................................................................................95
REPORTS TO CERTIFICATEHOLDERS ....................................................................................................95
LEGAL MATTERS ....................................................................................................................96
RATINGS ..........................................................................................................................96
INDEX OF FREE WRITING PROSPECTUS DEFINITIONS .....................................................................................97
APPENDIX A: MORTGAGE LOAN DATA ..................................................................................................A-1
APPENDIX B: DECREMENT TABLES ....................................................................................................B-1
APPENDIX C: HYPOTHETICAL MORTGAGE LOANS .........................................................................................C-1
APPENDIX D: INTEREST RATE SWAP AGREEMENT NOTIONAL AMOUNT SCHEDULE. ..............................................................D-1

                       IMPORTANT NOTICE ABOUT INFORMATION
                         PRESENTED IN THIS FREE WRITING
                          PROSPECTUS AND THE PROSPECTUS

     The depositor describes the certificates in two separate documents that progressively provide more detail:

     o the prospectus, which provides general information, some of which may not apply to your certificates, and

     o this free writing prospectus, which incorporates and includes the appendices, and describes the specific terms of your certificates.

     Cross-references are included in this free writing prospectus and the prospectus to captions in these materials where you can find further related discussions. The foregoing table of contents and the table of contents included in the prospectus provide the location of these captions.

     You can find a listing of the pages where capitalized terms used in this free writing prospectus and the prospectus are defined under the caption "Index of Free Writing Prospectus Definitions" beginning on page 97 in this document and under the caption "Index of Prospectus Definitions" beginning on page 129 in the prospectus. Any capitalized terms used but not defined in this free writing prospectus have the meanings assigned in the prospectus.

                              -------------------

     This free writing prospectus and the prospectus contain forward-looking statements relating to future economic performance or projections and other financial items. Such forward-looking statements, together with related qualifying language and assumptions, are found in the material, including each of the tables, set forth under "Risk Factors" and "Yield, Prepayment and Maturity Considerations" and in the appendices. Forward-looking statements are also found elsewhere in this free writing prospectus and the prospectus, and may be identified by, among other things, the use of forward-looking words such as "expects," "intends," "anticipates," "estimates," "believes," "may" or other comparable words. These statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results or performance to differ materially from such forward-looking statements. Those risks, uncertainties and other factors include, among others, general economic and business conditions, competition, changes in political, social and economic conditions, regulatory initiatives and compliance with government regulations, customer preference and various other matters, many of which are beyond the depositor's control. These forward-looking statements speak only as of the date of this free writing prospectus. The depositor expressly disclaims any obligation or undertaking to update or revise forward-looking statements to reflect any change in the depositor's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

                             European Economic Area

      In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date"), it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

          (1) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (2) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

          (3) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

     For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any offered certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 United Kingdom

     The underwriter has represented and agreed that:

          (1) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust; and

          (2) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the offered certificates in, from or otherwise involving the United Kingdom.

                       Notice to United Kingdom Investors

     The distribution of this free writing prospectus and the prospectus, if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or
(2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This free writing prospectus and the prospectus must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this free writing prospectus and the prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the offered certificates and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

--------------------------------------------------------------------------------


               THE ABFC 2006-OPT1 TRUST ASSET-BACKED CERTIFICATES

------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ------------------
                                                                                                      Final       Initial Rating
               Initial    Certificate                                                                Scheduled         of
             Certificate   Interest      Principal    Interest   Minimum     Incremental Certificate Distribution Certificates(4)
                                                                                                                  ------------------
Class        Balance(1)      Rate        Types(2)     Types(2) Denomination Denomination     Form    Date(3)      Fitch Moody's  S&P
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Offered
Certificates
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-1... $167,027,000     (5)     Senior, Pass-   Floating  $25,000           $1     Book-Entry  September
                                      Through           Rate                                         25, 2036      AAA    Aaa    AAA
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-2... $166,946,000     (5)     Senior, Pass-   Floating  $25,000           $1     Book-Entry  September
                                      Through           Rate                                         25, 2036      AAA    Aaa    AAA
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-3A.. $244,701,000     (5)     Senior,         Floating  $25,000           $1     Book-Entry  September
                                      Sequential Pay/   Rate                                         25, 2036      AAA    Aaa    AAA
                                      Pass-Through(6)
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-3B..  $79,718,000     (5)     Senior,         Floating  $25,000           $1     Book-Entry  September
                                      Sequential Pay/   Rate                                         25, 2036      AAA    Aaa    AAA
                                      Pass-Through(6)
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-3C1.  $75,000,000     (5)     Senior,         Floating  $25,000           $1     Book-Entry  September
                                      Sequential Pay/   Rate                                         25, 2036      AAA    Aaa    AAA
                                      Pass-Through(6)
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-3C2.  $33,495,000     (5)     Senior,         Floating  $25,000           $1     Book-Entry  September
                                      Sequential Pay/   Rate                                         25, 2036      AAA    Aaa    AAA
                                      Pass-Through(6)
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class A-3D..  $18,763,000     (5)     Senior,         Floating  $25,000           $1     Book-Entry  September
                                      Sequential Pay/   Rate                                         25, 2036      AAA    Aaa    AAA
                                      Pass-Through(6)
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-1...  $57,354,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      AA+    Aa1    AA+
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-2...  $55,191,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      AA     Aa2    AA
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-3...  $20,020,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      AA-    Aa3    AA-
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-4...  $23,256,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036       A+    A1     A+
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-5...  $21,112,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036       A     A2      A
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-6...  $16,233,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036       A-    A3     A-
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-7...  $20,561,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      BBB+  Baa1   BBB+
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-8...  $12,445,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      BBB   Baa2    BBB
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class M-9...  $15,150,000     (5)     Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      BBB-  Baa3   BBB-
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Non-Offered
Certificates
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class B.....  $20,020,000      (5)    Subordinated    Floating  $25,000           $1     Book-Entry  September
                                                        Rate                                         25, 2036      BB+    Ba1    BB+
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class CE....     N/A          (7)     Subordinated      N/A        N/A           N/A     Definitive     N/A       None   None   None
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class P.....     N/A          (7)              N/A      N/A        N/A           N/A     Definitive     N/A       None   None   None
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class R.....     N/A          (7)     Subordinated      N/A        N/A           N/A     Definitive     N/A       None   None   None
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----
Class R-X...     N/A          (7)     Subordinated      N/A        N/A           N/A     Definitive     N/A       None   None   None
------------ ------------ ----------- --------------- -------- ------------ ------------ ----------- ------------ ----- ------- ----

---------

(1) Approximate. The initial certificate balances of the offered certificates may vary by a total of plus or minus 5%.

(2) See "Description of the Certificates--Categories of Classes of Securities" in the prospectus for a description of these principal and interest types and see "Description of the Certificates--Interest Distributions," "--Principal Distributions" and "--Allocation of Losses" in this free writing prospectus for a description of the effects of subordination.


                                       7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) The final scheduled distribution date represents the distribution date in the month following the latest maturity date of any mortgage loan in the mortgage pool. The actual final payment on your certificates could occur earlier or later than the final scheduled distribution date.

(4) The offered certificates will not be issued unless they receive at least the ratings set forth in this table. See "Ratings" in this free writing prospectus.

(5) Interest will accrue on these certificates during each interest accrual period at a per annum rate equal to the least of (i) the sum of one-month LIBOR plus the margin set forth in the table below, (ii) the applicable maximum rate cap and (iii) the applicable group cap or the pool cap as described under "Description of the Certificates--Certificate Interest Rates" in this free writing prospectus. During each interest accrual period relating to the distribution dates after the optional termination date, the margins will increase to margins set forth in the table below if the optional termination right is not exercised. Interest will be calculated based on the methodology in the table below. One-month LIBOR for the initial interest accrual period will be [______]%.

                                  Margin after the Optional     Interest
         Class         Margin         Termination Date        Calculations
    --------------   ----------- --------------------------  --------------
       Offered
    Certificates
       Class A-1      [______]%           [______]%            Actual/360
       Class A-2      [______]%           [______]%            Actual/360
      Class A-3A      [______]%           [______]%            Actual/360
      Class A-3B      [______]%           [______]%            Actual/360
      Class A-3C1     [______]%           [______]%            Actual/360
      Class A-3C2     [______]%           [______]%            Actual/360
      Class A-3D      [______]%           [______]%            Actual/360
       Class M-1      [______]%           [______]%            Actual/360
       Class M-2      [______]%           [______]%            Actual/360
       Class M-3      [______]%           [______]%            Actual/360
       Class M-4      [______]%           [______]%            Actual/360
       Class M-5      [______]%           [______]%            Actual/360
       Class M-6      [______]%           [______]%            Actual/360
       Class M-7      [______]%           [______]%            Actual/360
       Class M-8      [______]%           [______]%            Actual/360
       Class M-9      [______]%           [______]%            Actual/360
     Non-Offered
    Certificates
       Class B        [______]%           [______]%            Actual/360

(6) These certificates have the characteristics of a sequential pay security, provided, however on any distribution date on or after the subordination depletion date, these certificates have the characteristics of a pass-through security.

(7) The Class CE, Class P, Class R and Class R-X Certificates are entitled to certain distributions as specified in the pooling and servicing agreement.


                                       8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       SUMMARY OF FREE WRITING PROSPECTUS

     Because this is a summary, it does not contain all the information that may be important to you. You should read the entire prospectus and this free writing prospectus carefully before you decide to purchase a certificate. If capitalized terms are not defined in this free writing prospectus, they are defined in the prospectus.


Issuing Entity

ABFC 2006-OPT1 Trust, a New York common law trust.

Title of Series

Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1

Sponsor

Bank of America, National Association

Depositor

Asset Backed Funding Corporation

Servicer

Option One Mortgage Corporation

Originators

Option One Mortgage Corporation originated substantially all of the mortgage loans. One other originator originated one of the mortgage loans. Option One Mortgage Corporation and the other originator are each referred to herein as an "Originator."

Trustee

Wells Fargo Bank, N.A.

Credit Risk Manager

Clayton Fixed Income Services Inc.

Swap Provider

A provider that has long-term debt ratings of at least "AA-" from both Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch Ratings (or has a guarantor that has such ratings) will be employed in connection with this transaction.

NIMS Insurer

After the closing date, a separate entity may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy that guarantees payments on those securities. The insurer that would issue any financial guaranty insurance policy, if any, is referred to in this free writing prospectus as the "NIMS Insurer." The references to the NIMS Insurer in this free writing prospectus are applicable only if there is a NIMS Insurer.

Closing Date

On or about August 10, 2006

Cut-off Date

July 1, 2006

Subsequent Cut-off Date

For group 3 mortgage loans to be purchased by the trustee on behalf of the trust on and after the closing date, the later of the first day of the month in which such purchase will take place and the origination date of such mortgage loan.

Distribution Date

The 25th day of each month (or if not a business day, the next business day) beginning in August, 2006.

Determination Date

The 15th day of each month in which a distribution date occurs (or, if not a business day, the immediately preceding business day).

Record Date

The business day immediately preceding a distribution date; provided, however, that if a certificate becomes a definitive certificate, the record date for that certificate will be the last business day


                                       9
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


--------------------------------------------------------------------------------

of the month immediately preceding the month in which the related distribution date occurs.

Collection Period

The period from the second day of the calendar month preceding the month in which a distribution date occurs through the first day of the calendar month in which the distribution date occurs.

Prepayment Period

The period commencing on the day after the determination date in the calendar month preceding the calendar month in which a distribution date occurs (or, in the case of the first distribution date, on the cut-off date) and ending on the determination date in the calendar month in which that distribution date occurs.


                                       10
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


--------------------------------------------------------------------------------

The Transaction Parties

Option One Mortgage Corporation originated substantially all of the mortgage loans and currently services all of the mortgage loans. Prior to the closing date, the sponsor purchased all of the mortgage loans from the originators. On the closing date (i) the sponsor will sell the initial mortgage loans to the depositor, who will in turn deposit them into a New York common law trust, which is the issuing entity and (ii) the depositor will transfer to the trustee funds to be held in a pre-funding account for the purpose of purchasing additional mortgage loans for loan group 3 as further described herein under "Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account." The trust will be formed by a pooling and servicing agreement, dated as of the cut-off date, among the depositor, the servicer and the trustee. The servicer will service the mortgage loans in accordance with the pooling and servicing agreement and provide the information to the trustee necessary for the trustee to calculate distributions and other information regarding the certificates.

     The transfers of the mortgage loans from the sponsor to the depositor to the issuing entity in exchange for the certificates is illustrated below:

               --------------

                  Sponsor

               --------------                  Offered        --------------
                   |                        Certificates
                   |    ^                ------------------->  Underwriter
Mortgage Loans(1)  |    |               |    ----------------
                   v    |  Cash(2)      |   |                 --------------
                        |               |   |                     |
               --------------           |   |                     |     ^
                              ----------    |                     |     |
                 Depositor    <-------------            Offered   |     |
                                    Cash             Certificates |     | Cash
               --------------                                     |     |
                   |                                              |     |
                   |    ^                                         v     |
Mortgage Loans(1)  |    |                                               |
                   |    |  All Certificates                   --------------
                   v    |
                        |                                        Investors
               --------------
                                                              --------------
                   Issuing
                   Entity

               --------------

(1) Initial mortgage loan transfers will occur on August 10, 2006 and any additional group 3 mortgage loan transfers will occur by August 30, 2006.

(2) The depositor will deposit $94,134,850 in the group 3 pre-funding account and such amount will be used to purchase additional group 3 mortgage loans.


                                       11
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

--------------------------------------------------------------------------------

The Certificates

     A summary chart of the initial certificate principal balances, certificate interest rates, principal types, interest types, denominations, certificate forms, final scheduled distribution dates and ratings of the certificates is set forth in the table beginning on page 7.

     The certificates represent all of the beneficial ownership interest in the trust.

--------------------------------------------------------------------------------
                   Classifications of Classes of Certificates
--------------------------- ----------------------------------------------------
Offered Certificates:       A-1, A-2, A-3A, A-3B, A-3C1, A-3C2, A-3D, M-1, M-2,
                            M-3, M-4, M-5, M-6, M-7, M-8 and M-9
--------------------------- ----------------------------------------------------
Non-Offered Certificates    B, CE, P, R and R-X
--------------------------- ----------------------------------------------------
Senior Certificates or      A-1, A-2, A-3A, A-3B, A-3C1, A-3C2 and A-3D
Class A Certificates:
--------------------------- ----------------------------------------------------
Subordinated Certificates:  M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, B, CE,
                            R and R-X
--------------------------- ----------------------------------------------------
Class M Certificates:       M-1, M-2, M-3, M-4, M-5, M-6 , M-7, M-8 and M-9
--------------------------- ----------------------------------------------------
Class B Certificates:       B
--------------------------- ----------------------------------------------------
Group 1 Certificates:       A-1
--------------------------- ----------------------------------------------------
Group 2 Certificates:       A-2
--------------------------- ----------------------------------------------------
Group 3 Certificates:       A-3A, A-3B, A-3C1, A-3C2 and A-3D
--------------------------- ----------------------------------------------------
Residual Certificates:      R and R-X
--------------------------- ----------------------------------------------------


The Mortgage Pool

On the closing date, the issuing entity will acquire a pool of fixed and adjustable-rate first and second lien mortgage loans, designated herein as the "initial mortgage loans." In addition, amounts on deposit in the group 3 pre-funding account described herein may be used to purchase additional mortgage loans for loan group 3 (referred to herein as "additional group 3 mortgage loans") during the period from the closing date up to and including August 30, 2006. Substantially all of the mortgage loans were originally originated or acquired by Option One Mortgage Corporation in accordance with the underwriting guidelines described under "Underwriting Standards" in this free writing prospectus.

For purposes of calculating principal and interest distributions on the senior certificates, the mortgage loans have been divided into three groups, designated as the "group 1 mortgage loans," the "group 2 mortgage loans" and the "group 3 mortgage loans." The group 1 mortgage loans consist only of those mortgage loans with original principal balances that conform to Fannie Mae guidelines. The group 2 mortgage loans consist only of those mortgage loans with original principal balances that conform to Freddie Mac guidelines. The group 3 mortgage loans consist of all other remaining mortgage loans, which may or may not have original principal balances conforming to Fannie Mae and/or Freddie Mac guidelines. Any additional group 3 mortgage loans included after the closing date will be fixed or adjustable-rate first or second-lien sub-prime mortgage loans that have original principal balances that may or may not conform to Fannie Mae and/or Freddie Mac guidelines. Other than certain cross-collateralization payments, the Group 1 Certificates generally represent interests in the group 1 mortgage loans, the Group 2 Certificates generally represent interests in the group 2 mortgage loans and the Group 3 Certificates generally represent interests in the group 3 mortgage loans. The remaining classes of certificates represent interests in all of the group 1 mortgage loans, the group 2 mortgage loans and the group 3 mortgage loans.


                                       12
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


--------------------------------------------------------------------------------

Initial Mortgage Loan Statistics

The initial mortgage loans had the following aggregate characteristics as of the cut-off date (percentages are based on the aggregate principal balance of the initial mortgage loans):

--------------------------------------------------------------- ---------------------------- -------------------------
                                                                Range, Total or Percentage       Weighted Average
--------------------------------------------------------------- ---------------------------- -------------------------
Number of Mortgage Loans                                                   4,808                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Aggregate Outstanding Principal Balance                                $988,027,916                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Outstanding Principal Balance                                      $13,093 to $1,700,000             $205,497
--------------------------------------------------------------- ---------------------------- -------------------------
Current Interest Rate                                                3.000% to 15.000%                8.559%
--------------------------------------------------------------- ---------------------------- -------------------------
Servicing Fee Rate                                                 0.30% months 1 to 10,                --
                                                                0.40% months 11 to 30, and
                                                                     0.65% thereafter
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Risk Manager Fee Rate                                              0.015%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Remaining Term to Maturity                                           179 to 360 months              359 months
--------------------------------------------------------------- ---------------------------- -------------------------
Original Term to Maturity                                            180 to 360 months              360 months
--------------------------------------------------------------- ---------------------------- -------------------------
Loan Age                                                              0 to 18 months                 1 month
--------------------------------------------------------------- ---------------------------- -------------------------
Original Combined Loan-to-Value Ratio                                16.47% to 100.00%                82.37%
--------------------------------------------------------------- ---------------------------- -------------------------
Original Debt-to-Income Ratio                                         2.24% to 59.99%                 43.06%
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Scores(1)                                                        500 to 802                     610
--------------------------------------------------------------- ---------------------------- -------------------------
Latest Maturity Date                                                   July 1, 2036                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Fixed-Rate Mortgage Loans                                    3.17%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Adjustable-Rate Mortgage Loans                              96.83%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Interest Only Mortgage Loans                                12.37%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Second Lien Mortgage Loans                                   3.07%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans Secured by Investor Properties                5.93%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Balloon Loans                                               37.05%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with Prepayment Charges                      76.44%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with "Simultaneous Seconds"                  13.61%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Single Five-Digit Zip Code Concentration                           0.31%                        --
-------------------------------------------------------------------------------------------- -------------------------
Geographic Concentration of Mortgaged Properties in Excess of 5.00% of the Aggregate
Outstanding Principal Balance
--------------------------------------------------------------- ---------------------------- -------------------------
       California.................................                        24.91%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Florida....................................                        12.55%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       New York...................................                         7.94%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Massachusetts..............................                         6.54%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Texas......................................                         5.45%                        --
-------------------------------------------------------------------------------------------- -------------------------
For the Adjustable-Rate Mortgage Loans Only:
--------------------------------------------------------------- ---------------------------- -------------------------
Gross Margin                                                         0.500% to 10.100%                6.222%
--------------------------------------------------------------- ---------------------------- -------------------------
Minimum Mortgage Interest Rate                                       5.500% to 12.850%                8.457%
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Mortgage Interest Rate                                       9.250% to 18.850%               14.456%
--------------------------------------------------------------- ---------------------------- -------------------------
Initial Rate Adjustment Cap                                          1.000% to 3.000%                 2.993%
--------------------------------------------------------------- ---------------------------- -------------------------
Periodic Rate Adjustment Cap                                         1.000% to 1.500%                 1.000%
--------------------------------------------------------------- ---------------------------- -------------------------
Months to First or Next Adjustment Date                               17 to 60 months               26 months
--------------------------------------------------------------- ---------------------------- -------------------------

-------------------

(1)  Where Credit Scores were available.


                                       13
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


--------------------------------------------------------------------------------

Group 1 Mortgage Loan Statistics

The group 1 mortgage loans will consist of conventional fixed and adjustable-rate mortgage loans with the following characteristics as of the cut off date (percentages are based on the aggregate principal balance of the group 1 mortgage loans):

--------------------------------------------------------------- ---------------------------- -------------------------
                                                                Range, Total or Percentage       Weighted Average
--------------------------------------------------------------- ---------------------------- -------------------------
Number of Mortgage Loans                                                   1,338                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Aggregate Outstanding Principal Balance                                $230,065,450                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Outstanding Principal Balance                                       $14,692 to $798,776              $171,947
--------------------------------------------------------------- ---------------------------- -------------------------
Current Interest Rate                                                5.750% to 12.900%                8.558%
--------------------------------------------------------------- ---------------------------- -------------------------
Servicing Fee Rate                                                 0.30% months 1 to 10,                --
                                                                0.40% months 11 to 30, and
                                                                     0.65% thereafter
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Risk Manager Fee Rate                                              0.015%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Remaining Term to Maturity                                           237 to 360 months              359 months
--------------------------------------------------------------- ---------------------------- -------------------------
Original Term to Maturity                                            240 to 360 months              360 months
--------------------------------------------------------------- ---------------------------- -------------------------
Loan Age                                                               0 to 6 months                 1 month
--------------------------------------------------------------- ---------------------------- -------------------------
Original Combined Loan-to-Value Ratio                                20.00% to 100.00%                82.13%
--------------------------------------------------------------- ---------------------------- -------------------------
Original Debt-to-Income Ratio                                        20.07% to 59.66%                 43.53%
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Scores(1)                                                        500 to 767                     608
--------------------------------------------------------------- ---------------------------- -------------------------
Latest Maturity Date                                                   July 1, 2036                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Fixed-Rate Mortgage Loans                                    2.72%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Adjustable-Rate Mortgage Loans                              97.28%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Interest Only Mortgage Loans                                 7.81%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Second Lien Mortgage Loans                                   2.72%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans Secured by Investor Properties                8.61%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Balloon Loans                                               37.35%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with Prepayment Charges                      76.01%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with "Simultaneous Seconds"                   9.92%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Single Five-Digit Zip Code Concentration                           0.48%                        --
-------------------------------------------------------------------------------------------- -------------------------
Geographic Concentration of Mortgaged Properties in Excess of 5.00% of the Aggregate
Outstanding Principal Balance
--------------------------------------------------------------- ---------------------------- -------------------------
       California.................................                        19.33%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Florida....................................                        11.16%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Massachusetts..............................                         8.16%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       New York...................................                         7.16%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Texas......................................                         5.72%                        --
-------------------------------------------------------------------------------------------- -------------------------
For the Adjustable-Rate Mortgage Loans Only:
--------------------------------------------------------------- ---------------------------- -------------------------
Gross Margin                                                         2.950% to 7.990%                 6.209%
--------------------------------------------------------------- ---------------------------- -------------------------
Minimum Mortgage Interest Rate                                       5.750% to 12.750%                8.479%
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Mortgage Interest Rate                                       9.250% to 18.750%               14.469%
--------------------------------------------------------------- ---------------------------- -------------------------
Initial Rate Adjustment Cap                                          1.000% to 3.000%                 2.986%
--------------------------------------------------------------- ---------------------------- -------------------------
Periodic Rate Adjustment Cap                                         1.000% to 1.000%                 1.000%
--------------------------------------------------------------- ---------------------------- -------------------------
Months to First or Next Adjustment Date                               18 to 60 months               27 months
--------------------------------------------------------------- ---------------------------- -------------------------

-------------------

(1)  Where Credit Scores were available.



                                       14
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


--------------------------------------------------------------------------------

Group 2 Mortgage Loan Statistics

The group 2 mortgage loans will consist of conventional fixed and adjustable-rate mortgage loans with the following characteristics as of the cut off date (percentages are based on the aggregate principal balance of the group 2 mortgage loans):

--------------------------------------------------------------- ---------------------------- -------------------------
                                                                Range, Total or Percentage       Weighted Average
--------------------------------------------------------------- ---------------------------- -------------------------
Number of Mortgage Loans                                                   1,270                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Aggregate Outstanding Principal Balance                                $229,953,819                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Outstanding Principal Balance                                       $13,093 to $660,000              $181,066
--------------------------------------------------------------- ---------------------------- -------------------------
Current Interest Rate                                                5.700% to 15.000%                8.557%
--------------------------------------------------------------- ---------------------------- -------------------------
Servicing Fee Rate                                                 0.30% months 1 to 10,                --
                                                                0.40% months 11 to 30, and
                                                                     0.65% thereafter
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Risk Manager Fee Rate                                              0.015%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Remaining Term to Maturity                                           240 to 360 months              359 months
--------------------------------------------------------------- ---------------------------- -------------------------
Original Term to Maturity                                               240 to 360                  360 months
--------------------------------------------------------------- ---------------------------- -------------------------
Loan Age                                                               0 to 6 months                 1 month
--------------------------------------------------------------- ---------------------------- -------------------------
Original Combined Loan-to-Value Ratio                                20.34% to 100.00%                82.02%
--------------------------------------------------------------- ---------------------------- -------------------------
Original Debt-to-Income Ratio                                         5.68% to 59.17%                 42.58%
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Scores(1)                                                        500 to 797                     608
--------------------------------------------------------------- ---------------------------- -------------------------
Latest Maturity Date                                                   July 1, 2036                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Fixed-Rate Mortgage Loans                                    3.21%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Adjustable-Rate Mortgage Loans                              96.79%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Interest Only Mortgage Loans                                10.71%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Second Lien Mortgage Loans                                   3.08%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with Prepayment Charges                      10.50%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans Secured by Investor Properties               36.93%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Balloon Loans                                               75.06%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with "Simultaneous Seconds"                   6.40%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Single Five-Digit Zip Code Concentration                           0.46%                        --
-------------------------------------------------------------------------------------------- -------------------------
Geographic Concentration of Mortgaged Properties in Excess of 5.00% of the Aggregate
Outstanding Principal Balance
-------------------------------------------------------------------------------------------- -------------------------
       California.................................                        19.91%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Florida....................................                        13.94%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       New York...................................                         7.91%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Massachusetts..............................                         7.07%                        --
-------------------------------------------------------------------------------------------- -------------------------
For the Adjustable-Rate Mortgage Loans Only:
--------------------------------------------------------------- ---------------------------- -------------------------
Gross Margin                                                         3.000% to 9.740%                 6.221%
--------------------------------------------------------------- ---------------------------- -------------------------
Minimum Mortgage Interest Rate                                       5.700% to 11.900%                8.424%
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Mortgage Interest Rate                                      10.550% to 17.900%               14.419%
--------------------------------------------------------------- ---------------------------- -------------------------
Initial Rate Adjustment Cap                                          1.000% to 3.000%                 2.996%
--------------------------------------------------------------- ---------------------------- -------------------------
Periodic Rate Adjustment Cap                                         1.000% to 1.500%                 1.001%
--------------------------------------------------------------- ---------------------------- -------------------------
Months to First or Next Adjustment Date                               18 to 60 months               26 months
--------------------------------------------------------------- ---------------------------- -------------------------

-------------------

(1)  Where Credit Scores were available.


                                       15
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

--------------------------------------------------------------------------------

Initial Group 3 Mortgage Loan Statistics

The initial group 3 mortgage loans will consist of conventional fixed and adjustable-rate mortgage loans with the following characteristics as of the cut off date (percentages are based on the aggregate principal balance of the initial group 3 mortgage loans):

--------------------------------------------------------------- ---------------------------- -------------------------
                                                                Range, Total or Percentage       Weighted Average
--------------------------------------------------------------- ---------------------------- -------------------------
Number of Mortgage Loans                                                   2,200                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Aggregate Outstanding Principal Balance                                $528,008,647                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Outstanding Principal Balance                                      $15,392 to $1,700,000             $240,004
--------------------------------------------------------------- ---------------------------- -------------------------
Current Interest Rate                                                3.000% to 14.650%                8.561%
--------------------------------------------------------------- ---------------------------- -------------------------
Servicing Fee Rate                                                 0.30% months 1 to 10,                --
                                                                0.40% months 11 to 30, and
                                                                     0.65% thereafter
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Risk Manager Fee Rate                                              0.015%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Remaining Term to Maturity                                           179 to 360 months              359 months
--------------------------------------------------------------- ---------------------------- -------------------------
Original Term to Maturity                                            180 to 360 months              360 months
--------------------------------------------------------------- ---------------------------- -------------------------
Loan Age                                                              0 to 18 months                 1 month
--------------------------------------------------------------- ---------------------------- -------------------------
Original Combined Loan-to-Value Ratio                                16.47% to 100.00%                82.62%
--------------------------------------------------------------- ---------------------------- -------------------------
Original Debt-to-Income Ratio                                         2.24% to 59.99%                 43.06%
--------------------------------------------------------------- ---------------------------- -------------------------
Credit Scores(1)                                                        500 to 802                     611
--------------------------------------------------------------- ---------------------------- -------------------------
Latest Maturity Date                                                   July 1, 2036                     --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Fixed-Rate Mortgage Loans                                    3.35%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Adjustable-Rate Mortgage Loans                              96.65%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Interest Only Mortgage Loans                                15.07%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Second Lien Mortgage Loans                                   3.22%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with Prepayment Charges                       2.78%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans Secured by Investor Properties               36.98%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Balloon Loans                                               77.23%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Percentage of Mortgage Loans with "Simultaneous Seconds"                  18.36%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Single Five-Digit Zip Code Concentration                           0.58%                        --
-------------------------------------------------------------------------------------------- -------------------------
Geographic Concentration of Mortgaged Properties in Excess of 5.00% of the Aggregate
Outstanding Principal Balance
--------------------------------------------------------------- ---------------------------- -------------------------
       California.................................                        29.52%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Florida....................................                        12.55%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       New York...................................                         8.30%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Texas......................................                         6.15%                        --
--------------------------------------------------------------- ---------------------------- -------------------------
       Massachusetts..............................                         5.60%                        --
-------------------------------------------------------------------------------------------- -------------------------
For the Adjustable-Rate Mortgage Loans Only:
-------------------------------------------------------------------------------------------- -------------------------
Gross Margin                                                         0.500% to 10.100%                6.229%
--------------------------------------------------------------- ---------------------------- -------------------------
Minimum Mortgage Interest Rate                                       5.500% to 12.850%                8.462%
--------------------------------------------------------------- ---------------------------- -------------------------
Maximum Mortgage Interest Rate                                       9.500% to 18.850%               14.466%
--------------------------------------------------------------- ---------------------------- -------------------------
Initial Rate Adjustment Cap                                          2.000% to 3.000%                 2.994%
--------------------------------------------------------------- ---------------------------- -------------------------
Periodic Rate Adjustment Cap                                         1.000% to 1.000%                 1.000%
--------------------------------------------------------------- ---------------------------- -------------------------
Months to First or Next Adjustment Date                               17 to 60 months               26 months
--------------------------------------------------------------- ---------------------------- -------------------------

-------------------

(1)  Where Credit Scores were available.

The characteristics of the mortgage pool may change because:

o Before the closing date, the depositor may remove mortgage loans from the mortgage pool. The depositor also may substitute new mortgage loans for mortgage loans in the mortgage pool prior to the closing date.


                                       16
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


--------------------------------------------------------------------------------

o After the certificates are issued, mortgage loans may be removed from the trust because of repurchases by the related originator or the sponsor for breaches of representations or failure to deliver required documents. Under certain circumstances and generally only during the two-year period following the closing date, the related originator or the sponsor may instead make substitutions for these mortgage loans.

o The additional group 3 mortgage loans included after the closing date may have characteristics that vary from the specific characteristics reflected in the statistical information relating to the initial group 3 mortgage loans presented in this free writing prospectus. See "The Mortgage Pool-Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account."

See "The Pooling and Servicing Agreement--Assignment of Mortgage Loans" in this free writing prospectus for a discussion of the circumstances under which an originator or the sponsor is required to repurchase or substitute for mortgage loans. These removals and/or substitutions may result in changes in the mortgage loan characteristics shown above. These changes may affect the weighted average lives and yields to maturity of the related offered certificates.

Additional information on the mortgage pool is set forth under "The Mortgage Pool" and in the tables in Appendix A to this free writing prospectus and information regarding repurchases and substitutions of the mortgage loans after the closing date and the composition of the mortgage pool following the pre-funding period will be available on the trust's monthly distribution reports on Form 10-D. See "Reports to Certificateholders" in this free writing prospectus.

Fees and Expenses

The servicing fees for the mortgage loans are payable out of the interest payments on the mortgage loans, prior to any payments to the trustee, the credit risk manager or distributions to certificateholders. The servicing fees accrue on the mortgage loans at the servicing fee rate or rates set forth in the tables above. In addition to the servicing fees, the servicer will be entitled to retain as additional servicing compensation (i) all service-related fees, including assumption fees, modification fees, extension fees, bad check fees, late payment charges and interest paid on principal prepayments during the first fifteen days of a month, to the extent collected from mortgagors, (ii) any interest or other income earned on funds held in the collection account and any escrow accounts and (iii) any profits from the liquidation of mortgage loans.

The credit risk manager is entitled to the credit risk manager fee payable from the interest portion of collections described below under "--Distributions--General." The trustee is entitled to all investment income earned on amounts on deposit in the distribution account.

The depositor, the servicer and the trustee are entitled to indemnification and reimbursement of certain expenses from the trust under the pooling and servicing agreement prior to distributions to certificateholders as discussed in the prospectus under the headings "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Certain Matters Regarding Servicers and the Master Servicer" and "--Certain Matters Regarding the Trustee."

See "The Pooling and Servicing Agreement--Compensation and Payment of Expenses of the Servicer, the Trustee and the Credit Risk Manager" in this free writing prospectus for more information about fees and expenses of the servicer, the trustee and the credit risk manager.

For any distribution date prior to and including the distribution date in July 2011, the trust will be obligated to make a monthly payment to the swap provider equal to the product of (x) [5.42]%, (y) the notional amount (as set forth in Appendix D) for such distribution date and (z) a fraction, the numerator of which is 30 (or, for the first distribution date, the number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. The trust will be entitled to receive from the swap provider for any distribution date prior to and including the distribution date in July 2011, a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the interest rate swap agreement), (y) the notional amount for such distribution date, and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. Only


                                       17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

a net payment will be required to be made on or before each distribution date by the applicable party. Any amounts payable by the trust to the swap provider (other than a swap termination payment resulting from a swap provider trigger event) will reduce the interest remittance amount for a distribution date and, to the extent that the interest remittance amount for such distribution date is insufficient, the principal remittance amount for such distribution date, prior to any distribution to certificateholders.

Distributions--General

Interest distributions on the certificates will be made on each distribution date from the interest portion of collections related to the related loan group, in the case of the senior certificates, or all loan groups, in the case of the subordinated certificates, less certain expenses (such as servicing fees, reimbursements for advances made by the servicer, amounts payable to the swap provider and payment of other expenses and indemnities described in this free writing prospectus) and principal distributions on the certificates will be made on each distribution date from the principal portion of collections (less certain amounts payable to the swap provider) related to the related loan group, in the case of the senior certificates, or all loan groups, in the case of the subordinated certificates, in the following order of priority:


                                       18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    Interest
--------------------------------------------------------------------------------

     first, to the credit risk manager, the credit risk manager fees relating to each loan group;
--------------------------------------------------------------------------------

     second, to the senior certificates of the related group to pay interest;
--------------------------------------------------------------------------------

     third, to the senior certificates of the related group to pay any interest previously earned but not paid;
--------------------------------------------------------------------------------

     fourth, to the senior certificates of the other groups to pay interest (to the extent not paid in priority second above);
--------------------------------------------------------------------------------

     fifth, to the senior certificates of the other groups to pay any interest previously earned but not paid (to the extent not paid in priority third above);
--------------------------------------------------------------------------------

     sixth, from the remaining interest collections for all loan groups, to pay interest to each class of Class M Certificates in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------

     seventh, from the remaining interest collections for all loan groups, to pay interest to the Class B Certificates; and
--------------------------------------------------------------------------------

     eighth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------

     Principal (Before the Stepdown Date or when a Trigger Event is in Effect)
--------------------------------------------------------------------------------

     first, to the senior certificates of the related group to pay principal;*
--------------------------------------------------------------------------------

     second, to the senior certificates of the other groups to pay principal (to the extent not paid in priority first above);*
--------------------------------------------------------------------------------

     third, from the remaining principal collections for all loan groups, to pay principal to each class of Class M Certificates in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------

     fourth, from the remaining principal collections for all loan groups, to pay principal to the Class B Certificates; and
--------------------------------------------------------------------------------

     fifth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------

     Principal (After the Stepdown Date and as long as no Trigger Event is in Effect)
--------------------------------------------------------------------------------

     first, to the senior certificates of the related group to pay principal, up to their principal distribution amount;*
--------------------------------------------------------------------------------

     second, to the senior certificates of the other groups to pay principal (to the extent not paid in priority first above), up to their principal distribution amount;*
--------------------------------------------------------------------------------

     third, from the remaining principal collections for all loan groups, to pay principal to each class of Class M Certificates in numerical order, up to their principal distribution amount, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------

     fourth, from the remaining principal collections for all loan groups, to pay principal to the Class B Certificates, up to its principal distribution amount; and
--------------------------------------------------------------------------------

     fifth, to be distributed as part of monthly excess cashflow.
--------------------------------------------------------------------------------

-------------------

* Principal distributions to the group 3 certificates will be made sequentially for each distribution date prior to the subordination depletion date and concurrently, on a pro rata basis, for each distribution date on and after the subordination depletion date.


                                       19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


On each distribution date, the sum of excess interest, remaining principal collections and excess overcollateralization amounts will be distributed in the following order of priority:

--------------------------------------------------------------------------------
                                 Excess Cashflow
--------------------------------------------------------------------------------

     first, pro rata, to the senior certificates, to pay any remaining current interest;
--------------------------------------------------------------------------------

     second, pro rata, to the senior certificates, to pay any interest previously earned but not paid;
--------------------------------------------------------------------------------

     third, to each class of Class M Certificates, first to pay current interest, then to pay interest previously earned but not paid and finally to reimburse for realized losses applied to that class, in numerical order, beginning with the Class M-1 Certificates;
--------------------------------------------------------------------------------

     fourth, to the Class B Certificates, first to pay current interest, then to pay interest previously earned but not paid and finally to reimburse for realized losses applied to that class;
--------------------------------------------------------------------------------

     fifth, to the senior certificates, pro rata, and then to the Class M Certificates, sequentially in numerical order, and then to the Class B Certificates, to pay any cap carryover amounts for such classes;
--------------------------------------------------------------------------------

     sixth, to the swap provider, any swap termination payments resulting from a swap provider trigger event; and
--------------------------------------------------------------------------------

     seventh, to the Class CE, Class R and Class R-X Certificates, in the amounts specified in the pooling and servicing agreement.
--------------------------------------------------------------------------------

The Class P Certificates will receive any prepayment charges paid by the mortgagors during the related collection period. The amount of interest and principal distributions on each class of certificates is more fully described under "Description of the Certificates--Interest Distributions" and "--Principal Distributions" in this free writing prospectus.

Interest Distributions

On each distribution date, you will be entitled to receive interest accrued on your certificate during the related interest accrual period (less the amount of shortfalls allocated to your certificate due to the Servicemembers Civil Relief Act or similar state laws) and any interest which you earned previously but which you did not receive. The interest accrual period for all offered certificates is the period from the distribution date in the prior month (or the closing date, in the case of the first distribution date) through the day prior to the current distribution date. Interest will be calculated for all offered certificates on the basis of the actual number of days in the interest accrual period, based on a 360-day year.

There are certain circumstances which could reduce the amount of interest paid to you. See "Description of the Certificates--Interest Distributions" in this free writing prospectus.

Principal Distributions

On each distribution date you will receive a distribution of principal if there are funds available on that date for your class of certificates. As described above under "--Distributions--General," prior to the stepdown date or in the event (i) a three-month rolling average of loans two months or more past due or
(ii) cumulative realized losses exceed certain thresholds described under "Description of the Certificates--Principal Distributions," principal distributions will be made to the senior certificates until their certificate principal balances are reduced to zero and no principal will be distributed on the subordinated certificates or distributed as part of excess cashflow. You should review the priority of payments described under "Description of the Certificates--Principal Distributions" in this free writing prospectus.

Group 3 Pre-Funding Account

On or before August 30, 2006, the depositor may sell and the trustee will be obligated to purchase, on behalf of the trust, additional group 3 mortgage loans.


                                       20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

On the closing date, the depositor will pay to the trustee an amount equal to approximately $94,134,850, which will be held by the trustee in a pre-funding account for loan group 3, referred to herein as the "group 3 pre-funding account." The amount on deposit in the group 3 pre-funding account will be reduced by the amount thereof used to purchase additional group 3 mortgage loans during the period from the closing date up to and including August 30, 2006. Any amounts remaining in the group 3 pre-funding account after August 30, 2006 will be distributed as principal on the next distribution date to the holders of the group 3 certificates.

Credit Enhancement

Credit enhancement is intended to reduce the potential risk of loss to holders of the certificates as a result of shortfalls in payments received on the mortgage loans. Credit enhancement can reduce the effect of shortfalls on all classes, or it can allocate shortfalls so they affect some classes before others. This transaction employs the following five forms of credit enhancement. See "Description of the Certificates" in this free writing prospectus.

Monthly Excess Interest. Because more interest is expected to be paid by the mortgagors than is necessary to pay the interest earned on the certificates and to pay certain fees and expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than any swap termination payment resulting from a swap provider trigger event), it is expected there will be excess interest each month. The excess interest will be used to maintain overcollateralization, to pay interest that was previously accrued but not paid to the certificates, to reimburse the certificates for losses and certain shortfalls that they experienced previously and to pay certain cap carryover amounts.

Overcollateralization. If the total assets in the trust exceed the total certificate principal balance of the certificates, there is overcollateralization. Overcollateralization will be available to absorb losses on the mortgage loans before such losses affect the certificates. On the closing date, the sum of (i) the total initial principal balance of the initial mortgage loans and (ii) the original group 3 pre-funded amount will exceed the total initial certificate principal balance of the certificates by approximately $35,170,766. This results in overcollateralization equal to approximately 3.250% of the sum of (i) the aggregate principal balance of the initial mortgage loans as of the cut-off date and (ii) and the original group 3 pre-funded amount. If the level of overcollateralization falls below the targeted overcollateralization amount for a distribution date, the excess interest for that distribution date will be paid to the offered certificates and the Class B Certificates as principal. This will have the effect of reducing the aggregate certificate principal balance of the certificates faster than the principal balance of the mortgage loans until the required level of overcollateralization is reached.

Subordination. On each distribution date, classes that are lower in order of payment priority will not receive payments until the classes that are higher in order of payment priority have been paid. If there are insufficient funds on a distribution date to pay all classes, the subordinated classes will be the first to forego payment. The chart below summarizes the relative seniority of the various classes of certificates and indicates the initial and expected post-stepdown level of credit support provided to the various classes of certificates. The initial credit support percentage shown below is the sum of the aggregate initial class certificate balance of the class or classes of certificates subordinate to a class or classes plus the initial overcollateralization amount as a percentage of the sum of the initial aggregate principal balance of the initial mortgage loans and the original group 3 pre-funded amount. The expected credit support percentage after stepdown is the sum of the expected aggregate class certificate balance of the class or classes of certificates subordinate to a class or classes plus the overcollateralization amount on the stepdown date as a percentage of the expected aggregate principal balance of the mortgage loans as of the end of the related collection period (after giving effect to expected principal prepayments in the related prepayment period).


                                       21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------- ---------------------- -------------- ------------------ -------------
Priority                            Initial      Targeted Credit
  of                            Credit Support Support Percentage Allocation of
Payment     Class or Classes       Percentage    after Stepdown      Losses
-------- ---------------------- -------------- ------------------ -------------
  |        Senior Certificates      27.40%           54.80%          N/A(1)
  |      ---------------------- -------------- ------------------ -------------
  |      Class M-1 Certificates     22.10%           44.20%            / \
  |      ---------------------- -------------- ------------------       |
  |      Class M-2 Certificates     17.00%           34.00%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-3 Certificates     15.15%           30.30%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-4 Certificates     13.00%           26.00%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-5 Certificates     11.05%           22.10%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-6 Certificates      9.55%           19.10%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-7 Certificates      7.65%           15.30%             |
  |      ---------------------- -------------- ------------------       |
  |      Class M-8 Certificates      6.50%           13.00%             |
 \ /     ---------------------- -------------- ------------------       |
         Class M-9 Certificates      5.10%           10.20%
         ---------------------- -------------- ------------------
          Class B Certificates       3.25%           6.50%
-------- ---------------------- -------------- ------------------ -------------

-------------------

(1) The certificate principal balances of the senior certificates will not be reduced by realized losses; however, under certain loss scenarios, there will not be enough interest and principal on the mortgage loans to pay the senior certificates all interest and principal amounts to which they are entitled.

Application of Realized Losses. If, on any distribution date after the certificate principal balances of the certificates have been reduced by the amount of cash paid on that date, the total certificate principal balance of the certificates is greater than the sum of the total principal balance of the mortgage loans and the amount (if any) held in the group 3 pre-funding account, the certificate principal balance of the subordinated certificates that are lowest in order of payment priority will be reduced by the amount of such excess. Once the certificate principal balance of a class is reduced by realized losses allocated to it, this balance will not be reinstated (except in the case of subsequent recoveries). The certificate principal balances of the senior certificates will not be reduced by these realized losses, although these certificates may experience losses if the credit enhancements described in this free writing prospectus are exhausted.

Cross-Collateralization. In certain circumstances payments on the mortgage loans in one loan group may be used to make certain distributions to holders of senior certificates relating to the other loan groups.

Interest Rate Swap Agreement

The trustee, on behalf of the trust, will enter into an interest rate swap agreement with the swap provider. Under the interest rate swap agreement, for any distribution date prior to and including the distribution date in July 2011, the trust will be obligated to make fixed payments to the swap provider equal to the product of (x) [5.42]%, (y) the notional amount (as set forth in Appendix D) for such distribution date and (z) a fraction, the numerator of which is 30 (or, for the first distribution date, the number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. During the same period, the swap provider will be obligated under the interest rate swap agreement to make floating payments to the trust prior to each distribution date equal to the product of (x) one-month LIBOR (as determined pursuant to the interest rate swap agreement), (y) the notional amount (as set forth on the table in Appendix D) for that distribution date and
(z) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360. To the extent that the fixed payment exceeds the floating payment with respect to any distribution date, amounts otherwise available to certificateholders will be applied to pay that excess to the swap provider, and to the extent that the floating payment exceeds the fixed payment with respect to any distribution date, the swap provider will pay that excess to the trustee for deposit into a segregated trust account established on the closing date.

Upon early termination of the interest rate swap agreement, the trust or the swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination). The swap termination payment will be computed in accordance with the procedures set forth in the interest rate swap agreement. In the event that the trust is required to make a swap termination payment, that payment will be paid on



                                       22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the business day prior to the related distribution date, and, until paid in full, one business day prior to any subsequent distribution dates, generally prior to any distribution to certificateholders. See "Description of the Certificates--Interest Rate Swap Agreement, the Swap Provider and the Swap Account" in this free writing prospectus.

Net swap payments and swap termination payments payable by the trust (other than swap termination payments resulting from a swap provider trigger event) will be deducted first from the interest collections for a month and then from principal collections for a month before distributions to certificateholders and will be deposited into the swap account before payment, on a first priority basis, to the swap provider.

Optional Termination

The NIMS Insurer, if any, will have the option to purchase all the mortgage loans and any properties that the issuing entity acquired in satisfaction of any of the mortgage loans, subject to certain conditions described under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus. If there is no NIMS Insurer, the majority holder of the Class CE Certificates will have the option. If the majority holder of the Class CE Certificates fails to exercise the option on the first possible date or is an affiliate of the sponsor, the servicer will have the option. This option can be exercised on any distribution date following the distribution date on which the total principal balance of the mortgage loans, including the mortgage loans related to REO properties, is 10% or less of the sum of the total principal balance of the initial mortgage loans on the cut-off date and the amount deposited in the group 3 pre-funding account on the closing date. Any such optional termination will be permitted only pursuant to a "qualified liquidation" as defined in Section 860F of the Internal Revenue Code of 1986, as amended. If the option is exercised, your certificate will be retired earlier than it would be otherwise and you will be entitled to the following amounts (to the extent that there is enough cash to make such payments):

o    the outstanding certificate principal balance of your certificate;

o one month's interest on this balance at the related certificate interest rate;

o    any interest previously earned but not paid; and

o any "cap carryover amount," as described in this free writing prospectus, from all previous distribution dates.

See "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus.

Prepayment and Yield Considerations

The yields to maturity and weighted average lives of the offered certificates will depend upon, among other things, the price at which such offered certificates are purchased, the amount and timing of principal payments on the applicable mortgage loans, the allocation of available funds to various classes of offered certificates, the amount and timing of mortgagor delinquencies and defaults on the applicable mortgage loans, the rate of liquidations and realized losses and the allocation of realized losses to various classes of offered certificates.

See "Yield, Prepayment and Maturity Considerations" in this free writing prospectus.


                                       23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                Weighted Average Lives to Maturity (in years)(1)

          ------  -------  -----  -----  -----  ----  ----  ----  ----
                  ARM PPC    0%    50%    75%   100%  125%  150%  175%
          Class   -------  -----  -----  -----  ----  ----  ----  ----
                  FRM PPC    0%    50%    75%   100%  125%  150%  175%
          ------  -------  -----  -----  -----  ----  ----  ----  ----
          A-1              22.28   4.15   2.81  1.93  1.35  1.18  1.05
          A-2              22.30   4.16   2.82  1.94  1.35  1.18  1.05
          A-3A             17.43   1.63   1.23  1.00  0.85  0.74  0.66
          A-3B             25.85   3.62   2.44  2.00  1.72  1.45  1.26
          A-3C1            29.26   7.99   5.23  3.04  2.13  1.91  1.71
          A-3C2            29.26   7.99   5.23  3.04  2.13  1.91  1.71
          A-3D             29.97  18.59  12.47  9.05  2.54  2.11  1.99
          M-1              29.14   8.97   6.00  5.49  5.91  3.74  2.98
          M-2              29.14   8.95   5.96  4.97  4.57  3.96  3.54
          M-3              29.14   8.93   5.93  4.78  4.14  3.40  2.99
          M-4              29.14   8.91   5.91  4.70  3.99  3.23  2.84
          M-5              29.14   8.88   5.89  4.63  3.87  3.10  2.72
          M-6              29.14   8.85   5.86  4.58  3.79  3.01  2.64
          M-7              29.14   8.80   5.82  4.52  3.70  2.93  2.58
          M-8              29.13   8.74   5.78  4.46  3.65  2.86  2.54
          M-9              29.13   8.67   5.73  4.41  3.57  2.81  2.48
          ------  -------  -----  -----  -----  ----  ----  ----  ----

     (1) Determined as described under "Yield, Prepayment and Maturity Considerations" in this free writing prospectus.


         Weighted Average Lives to Optional Termination (in years)(1)(2)

          ------  -------  -----  -----  ----  ----  ----  ----  ----
                  ARM PPC    0%    50%   75%   100%  125%  150%  175%
          Class   -------  -----  -----  ----  ----  ----  ----  ----
                  FRM PPC    0%    50%   75%   100%  125%  150%  175%
          ------  -------  -----  -----  ----  ----  ----  ----  ----
          A-1              22.28   3.87  2.63  1.80  1.35  1.18  1.05
          A-2              22.30   3.88  2.63  1.80  1.35  1.18  1.05
          A-3A             17.43   1.63  1.23  1.00  0.85  0.74  0.66
          A-3B             25.85   3.62  2.44  2.00  1.72  1.45  1.26
          A-3C1            29.26   7.90  5.17  3.00  2.13  1.91  1.71
          A-3C2            29.26   7.90  5.17  3.00  2.13  1.91  1.71
          A-3D             29.88  12.21  8.04  5.79  2.54  2.11  1.99
          M-1              29.13   8.10  5.40  5.05  4.19  2.67  2.29
          M-2              29.13   8.10  5.38  4.54  4.22  3.36  2.88
          M-3              29.13   8.10  5.37  4.37  3.84  3.16  2.80
          M-4              29.13   8.10  5.37  4.30  3.70  2.99  2.65
          M-5              29.13   8.10  5.37  4.25  3.59  2.87  2.53
          M-6              29.13   8.10  5.36  4.21  3.52  2.79  2.47
          M-7              29.13   8.10  5.36  4.18  3.45  2.73  2.42
          M-8              29.13   8.10  5.36  4.15  3.42  2.67  2.39
          M-9              29.13   8.10  5.36  4.14  3.37  2.64  2.35
          ------  -------  -----  -----  ----  ----  ----  ----  ----


(1) Determined as described under "Yield, Prepayment and Maturity Considerations" in this free writing prospectus.

(2) Assumes an optional purchase of the mortgage loans on the earliest distribution date on which it is permitted.

Federal Income Tax Consequences

Elections will be made to treat the assets of the trust (exclusive of the arrangements intended to protect against basis risk for certain of the certificates, the interest rate swap agreement, the swap account, the cap carryover reserve account and prepayment charges) as comprised of multiple real estate mortgage investment conduits (each, a "REMIC") in a tiered structure for federal income tax purposes.

The offered certificates will represent (i) regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and (ii) interests in certain cap carryover amounts and the right to receive payments from and the obligation


                                       24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

to make payments to the swap account. Each interest in cap carryover amounts and the right to receive payments from and the obligation to make payments to the swap account will be treated as notional principal contracts for federal income tax purposes.

For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax Consequences" in this free writing prospectus and in the prospectus.

Legal Investment

You are encouraged to consult with counsel to see if you are permitted to buy the offered certificates, since legal investment rules will vary depending on the type of entity purchasing the offered certificates, whether that entity is subject to regulatory authority, and if so, by whom. The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. See "Legal Investment" in this free writing prospectus and in the prospectus.

ERISA Considerations

If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986 or any materially similar provisions of applicable federal, state or local law, you are encouraged to consult with counsel as to whether you can buy or hold an offered certificate. See "ERISA Considerations" in this free writing prospectus and in the prospectus.

Affiliations

Bank of America, National Association, which is the sponsor, is the direct parent of the depositor and is an affiliate of the underwriter. There are no additional relationships, agreements or arrangements outside of this transaction among the affiliated parties that are material to an understanding of the offered certificates.



                                       25
--------------------------------------------------------------------------------

                                  RISK FACTORS

     The risk factors discussed below and under the heading "Risk Factors" in the prospectus describe the material risks of an investment in the offered certificates and should be carefully considered by all potential investors.

There are risks involving unpredictability of prepayments and the effect of prepayments on yields

     The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the offered certificates will be related to the rate and timing of payments of principal on the applicable mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancings, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by the sponsor, the related originator or the servicer). Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment of the certificates.

     o If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

     o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

     o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans. Conversely, if prevailing interest rates rise significantly, the prepayments on fixed-rate mortgage loans are likely to decrease. The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to the related borrowers, such borrowers may prepay their adjustable-rate mortgage loans. Adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

     o The rate of prepayments on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.

     o As of the cut-off date, certain of the initial mortgage loans required the mortgagor to pay a charge if the mortgagor prepays the mortgage loan during periods ranging, in substantially all cases, from one year to three years after the mortgage loan was originated. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that require the mortgagor to pay a prepayment charge. A prepayment charge may discourage a mortgagor from prepaying the mortgage loan during the applicable period. Such prepayment charges will be distributed to holders of the Class P Certificates and not to holders of the offered certificates. The servicer is entitled to waive prepayment charges, subject to certain conditions specified in the prospectus under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Collection and Other Servicing Procedures."

     o The related originator and the sponsor may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties have not been cured. Certain parties have the right to purchase all of the mortgage loans and REO properties in the trust and thereby effect the early retirement of the certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus. In addition, Option One Mortgage Corporation generally will be required to repurchase from the trust certain mortgage loans for which the first scheduled monthly payment due after their purchase by the sponsor becomes 30 or more days delinquent; provided that the maximum amount of such mortgage loans repurchased will not exceed 2% of the aggregate unpaid principal balance of the mortgage loans as of the cut-off date. These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

     o To the extent the amount on deposit in the group 3 pre-funding account has not been fully applied to the purchase of additional group 3 mortgage loans, such amount remaining in the group 3 pre-funding account will be used to make principal distributions. Such distributions will have the same affect as a prepayment on the group 3 mortgage loans. See "--Group 3 certificates may receive early principal distributions" herein.

     o The servicer will generally enforce due-on-sale clauses contained in the mortgage notes in connection with transfers of mortgaged properties.

     o If the rate of default and the amount of losses on the mortgage loans are higher than you expect, then your yield may be lower than you expect.

     o If the level of overcollateralization falls below the targeted overcollateralization amount for a distribution date, excess interest and, in certain situations, net swap payments will be paid to the certificates as principal. This will have the effect of reducing the total certificate principal balance of the certificates faster than the principal balance of the mortgage loans until the required level of overcollateralization is reached.

Adjustable rate mortgage loan borrowers may be more likely to prepay

     Mortgage interest rates on the adjustable-rate mortgage loans at any time may not equal the prevailing mortgage interest rates for similar adjustable-rate mortgage loans, and accordingly the prepayment rate may be lower or higher than would otherwise be anticipated. Moreover, some mortgagors who prefer the certainty provided by fixed-rate mortgage loans may nevertheless obtain adjustable-rate mortgage loans at a time when they regard the mortgage interest rates (and, therefore, the payments) on fixed-rate mortgage loans as unacceptably high. These mortgagors may be induced to refinance adjustable-rate mortgage loans when the mortgage interest rates and monthly payments on comparable fixed-rate mortgage loans decline to levels which these mortgagors regard as acceptable, even though these mortgage interest rates and monthly payments may be significantly higher than the current mortgage interest rates and monthly payments on the mortgagors' adjustable-rate mortgage loans. The ability to refinance a mortgage loan will depend on a number of factors prevailing at the time refinancing is desired, such as, among other things, real estate values, the mortgagor's financial situation, prevailing mortgage interest rates, the mortgagor's equity in the related mortgaged property, tax laws and prevailing general economic conditions.

There is a risk that interest payments on the mortgage loans may be insufficient to maintain overcollateralization

     Because the weighted average of the interest rates on the mortgage loans is expected to be higher than the weighted average of the certificate interest rates on the certificates, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the certificates as well as certain fees and expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment resulting from a swap provider trigger event). After these financial obligations of the trust are covered, the available excess interest will be used to maintain overcollateralization. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans. We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest that the mortgage loans will generate:

     o When a mortgage loan is prepaid in full or repurchased, excess interest will generally be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

     o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because that mortgage loan will no longer be outstanding and generating interest.

     o If the rates of delinquencies, defaults or losses on the mortgage loans are higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on a distribution date to pay certificateholders.

     o The certificate interest rates of the offered certificates are based on one-month LIBOR while the adjustable-rate mortgage loans have rates that are adjustable based on six-month LIBOR and the fixed-rate mortgage loans have rates that do not adjust. As a result, the certificate interest rates on the offered certificates may increase relative to interest rates on the mortgage loans, thus requiring that more of the interest generated by the mortgage loans be applied to cover interest on the offered certificates.

Effects of mortgage interest rates and other factors on the certificate interest rates of the offered certificates

     The yields to maturity on the offered certificates may be affected by the inclusion of fixed-rate mortgage loans and the resetting of the mortgage interest rates on the adjustable-rate mortgage loans on their related adjustment dates due to the factors set forth below. The mortgage interest rates on the fixed-rate mortgage loans are fixed and will not vary with any index and the mortgage interest rates on the adjustable-rate mortgage loans are based on six-month LIBOR and do not adjust for periods ranging from two to five years after the dates of their origination, while the certificate interest rates on the offered certificates are based on one-month LIBOR, are subject to the applicable maximum rate cap and the applicable cap, and are adjusted monthly. This mismatch of indices and adjustment frequency may cause the one-month LIBOR-based certificate interest rates on the offered certificates to increase relative to the mortgage interest rates on the mortgage loans, which would require a greater portion of the interest generated by the mortgage loans to be applied to cover interest accrued on the offered certificates, and could result in the limitation of the certificate interest rates on some or all of the offered certificates by the related group cap or the pool cap, as applicable, and could therefore adversely affect the yield to maturity on such certificates. The group caps are equal to the weighted average of the interest rates on the mortgage loans in the related loan group, net of certain expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment due to a swap termination trigger event). The pool cap is equal to the weighted average of the group caps, weighted on the basis of the group subordinate amount for each loan group. In addition, you should note that the group caps and the pool cap will decrease if the related mortgage loans, in the case of the group caps, or all the mortgage loans, in the case of the pool cap, with relatively high mortgage interest rates prepay at a faster rate than the other mortgage loans in the group or the pool, as applicable, with relatively low mortgage interest rates, which will increase the likelihood that the group caps or the pool cap will apply to limit the certificate interest rates on one or more classes of the offered certificates.

     If the certificate interest rate on any class of the offered certificates is limited by a group cap or the pool cap for any distribution date, the resulting cap carryover amounts may be recovered by the holders of such classes of certificates on that same distribution date or on future distribution dates, to the extent that on that distribution date or future distribution dates there are any available funds remaining after certain other distributions on the offered certificates and the payment of certain fees and expenses of the trust (including any net swap payment owed to the swap provider and any swap termination payment owed to the swap provider, other than a swap termination payment due to a swap termination trigger event). You should note, however, that if the pass-through rate on any class of offered certificates is based on the applicable maximum rate cap, the amount of cap carryover will be less during such period on those certificates than if the pass-through rate were based on one-month LIBOR plus the applicable margin. The ratings on the offered certificates will not address the likelihood of any such recovery of cap carryover amounts by holders of such certificates.

     Amounts distributed on the offered certificates in respect of such shortfalls may be supplemented by net payments received under the interest rate swap agreement, to the extent that the floating payment payable by the swap provider exceeds the fixed payment payable by the trust on any distribution date, and such amount is available in the priorities described in this free writing prospectus. However, the amount received from the swap provider under the interest rate swap agreement may be insufficient to pay holders of the applicable certificates the full amount of interest which they would have received absent the limitations of the related cap.

There are risks relating to alternatives to foreclosure

     Certain mortgage loans may become delinquent after the closing date. The servicer may either foreclose on any such mortgage loan or work out an agreement with the mortgagor if the delinquency is not cured, which may involve waiving or modifying certain terms of the mortgage loan. If the servicer extends the payment period or accepts a lesser amount than stated in the mortgage note in satisfaction of the mortgage note, your yield may be reduced.

Nature of sub-prime mortgage loans may increase risk of loss

     Substantially all of the mortgage loans are of sub-prime credit quality; i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac. The originators make sub-prime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with these mortgage loans than with mortgage loans that satisfy customary credit standards. In the event the mortgage loans in the mortgage pool do become delinquent or subject to liquidation, you may face delays in receiving payment and may suffer losses if the credit enhancements are insufficient to cover the delays and losses.

High combined loan-to-value ratios increase risk of loss

     Mortgage loans with high combined loan-to-value ratios leave the mortgagor with little to no equity in the related mortgaged property. See the mortgage loan tables in Appendix A to this free writing prospectus for information regarding the combined loan-to-value ratios of the initial mortgage loans. No initial mortgage loan had and no additional group 3 mortgage loan will have a combined loan-to-value ratio exceeding 100.00% as of the cut-off date or subsequent cut-off date, as applicable. An overall decline in the residential real estate market, a rise in interest rates over a period of time and the general condition of a mortgaged property, as well as other factors, may have the effect of reducing the value of such mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the combined loan-to-value ratio may increase over what it was at the time of origination. Such an increase may reduce the likelihood that liquidation proceeds or other proceeds will be sufficient to pay off the mortgage loan fully. There can be no assurance that the combined loan-to-value ratio of any mortgage loan determined at any time after origination is less than or equal to its original combined loan-to-value ratio. Additionally, an originator's determination of the value of a mortgaged property used in the calculation of the combined loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged property or the actual value of such mortgaged property.

The interest rate swap agreement is subject to counterparty risk

     The assets of the trust include the interest rate swap agreement which will require the swap provider to make certain payments in the circumstances set forth herein under "Description of the Certificates--Interest Rate Swap Agreement, the Swap Provider and the Swap Account." To the extent that payments on the certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make payments on the certificates will be subject to the credit risk of the swap provider.

There is no assurance that amounts will be received under the interest rate swap agreement

     Any amounts received from the swap provider under the interest rate swap agreement will be applied as described in this free writing prospectus to pay interest and basis risk shortfalls, to maintain overcollateralization and to pay realized loss amortization amounts. However, no amounts will be payable by the swap provider unless the floating amount owed by the swap provider with respect to a distribution date exceeds the fixed amount owed to the swap provider with respect to that distribution date. This will only occur in periods when one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds [5.42]%. No assurance can be made that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls arising from the operation of the group caps or the pool cap, to maintain required overcollateralization or to pay realized losses. In addition, to the extent that distributions on the offered certificates depend in part on payments to be received by the trust under the interest rate swap agreement, the ability of the trustee to make such distributions will be subject to the credit risk of the swap provider under the interest rate swap agreement. The credit ratings of the swap provider are expected to be lower than the ratings assigned to the senior certificates. See "Description of the Certificates--Interest Rate Swap Agreement, the Swap Provider and the Swap Account" in this free writing prospectus.

The credit rating of the swap provider could affect the rating of the offered certificates

     The swap provider (or its guarantor) under the interest rate swap agreement will have, as of the closing date, at least a long-term debt rating of "AA-" from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and "AA-" from Fitch Ratings. The ratings on the offered certificates are dependent in part on the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and an arrangement satisfactory to rating agencies is not obtained in accordance with the terms of the interest rate swap agreement, the ratings on the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement, the Swap Provider and the Swap Account" in this free writing prospectus.

Payments due to swap provider may result in losses on certificates

     Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the certificate interest rates of the certificates. If the rate of prepayment on the mortgage loans is faster than anticipated, the schedule on which payments due under the interest rate swap agreement are calculated may exceed the sum of the aggregate principal balance of the mortgage loans and any amount held in the group 3 pre-funding account, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the offered certificates. In addition, any termination payment payable to the swap provider (other than a termination payment resulting from a swap provider trigger event) in the event of early termination of the interest rate swap agreement will reduce amounts available for distribution to certificateholders.

     Upon early termination of the interest rate swap agreement, the trust or the swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination). The swap termination payment will be computed in accordance with the procedures set forth in the interest rate swap agreement. In the event that the trust is required to make a swap termination payment, that payment will be paid prior to the related distribution date, and, until paid in full, prior to any subsequent distribution dates, generally prior to any distribution to certificateholders. This feature may result in losses on the certificates. Due to the priority of distributions, the subordinate certificates will bear the effects of any shortfalls resulting from a net swap payment or swap termination payment by the trust before such effects are borne by the senior certificates and one or more classes of subordinate certificates may suffer a loss as a result of such payment.

Some of the mortgage loans have an initial interest only period, which may result in increased delinquencies and losses or rates of prepayment

     Some of the mortgage loans do not require any scheduled payments of principal during their initial interest only period, but require scheduled payments of interest only during this time. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that are interest only mortgage loans. During this period, the payment due from the related mortgagor will be less than that of a traditional mortgage loan. In addition, the principal balance of the mortgage loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related certificates from these mortgage loans during their interest only period except in the case of a prepayment.

     After the initial interest only period, payments on an interest only mortgage loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under the related mortgage loan. This increase in the mortgagor's scheduled monthly payment will occur when the mortgagor's monthly interest payment may also be increasing as a result of an increase in the mortgage interest rate on an adjustment date. In underwriting interest only mortgage loans, an originator generally does not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the certificates.

     Mortgage loans with an initial interest only period are relatively new in the secondary mortgage market. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.

The rate of default on mortgage loans that are secured by investor properties may be higher than on other mortgage loans.

     Certain of the mortgage loans are expected to be secured by investor properties. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that are secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

Balloon mortgage loans increase the risk of loss

     Certain of the mortgage loans are expected to be balloon mortgage loans. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that are balloon mortgage loans. Balloon mortgage loans require a mortgagor to make a large scheduled lump sum payment of principal at the end of the loan term. If the mortgagor is unable to pay the lump sum or refinance such amount, you may suffer a loss. In addition, the servicer will not advance the unpaid principal balance remaining at maturity of a balloon mortgage loan.

There are risks relating to simultaneous second mortgage loans

     Certain of the mortgage loans may have been originated by the related originator simultaneously with a second lien mortgage loan. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that have been originated by the related originator simultaneously with a second lien mortgage loan. These second lien mortgage loans may or may not be included in the trust. With respect to mortgage loans that have junior lien mortgage loans encumbering the same mortgaged property, foreclosure frequency may be increased relative to mortgage loans that do not have subordinate financing behind them because mortgagors have less equity in the mortgaged property. Further, the servicer may declare a default on the junior lien loan even though the first lien loan is current, which would constitute a default on the first lien loan. In addition to the mortgage loans discussed above that have simultaneous subordinate financing provided by the related originator, with respect to certain other mortgage loans, at the time of origination of the first lien mortgage loan, the related mortgaged property was also encumbered by a second lien mortgage to a mortgagee other than the related originator. Investors should also note that any mortgagor may obtain subordinate financing at any time subsequent to the date of origination of their mortgage loan from the related originator or from any other lender.

There are risks relating to subordinate loans

     Certain of the mortgage loans evidence a second lien that is subordinate to the rights of the mortgagee under a first mortgage. See the mortgage loan tables under "Summary of Free Writing Prospectus" in this free writing prospectus for the percentages of the initial mortgage loans in each loan group and the mortgage pool that evidence a second lien. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding principal balance of such junior mortgage loans only to the extent that the claims of the related senior mortgage loans have been satisfied in full, including any foreclosure costs. In circumstances where the servicer determines that it would be uneconomical to foreclose on the related mortgaged property, the servicer may write-off the entire outstanding principal balance of the related mortgage loan as bad debt. The foregoing considerations will be particularly applicable to junior mortgage loans that have high combined loan-to-value ratios because the servicer is more likely to determine that foreclosure would be uneconomical. You should consider the risk that to the extent losses on junior mortgage loans are not covered by available credit enhancement, such losses will be borne by the holders of the offered certificates.

There are risks relating to geographic concentration of the mortgage loans

     The following chart lists the states with the highest concentrations of initial mortgage loans for each loan group and in the mortgage pool, based on the aggregate principal balance of the initial mortgage loans in each loan group and the mortgage pool as of the cut-off date.


                     Loan Group 1            Loan Group 2
                 ---------------------    ---------------------
                 California     19.33%    California     19.91%
                 Florida        11.16%    Florida        13.94%
                 Massachusetts  8.16%     New York       7.91%
                 New York       7.16%     Massachusetts  7.07%
                 Texas          5.72%     New Jersey     4.19%

                    Loan Group 3            Mortgage Pool
                 ---------------------    ---------------------
                 California     29.52%    California     24.91%
                 Florida        12.55%    Florida        12.55%
                 New York       8.30%     New York       7.94%
                 Texas          6.15%     Massachusetts  6.54%
                 Massachusetts  5.60%     Texas          5.45%


     California, Florida and several other states have experienced natural disasters, such as earthquakes, fires, floods and hurricanes, which may not be fully insured against and which may result in property damage and losses on the mortgage loans.

     In addition, the conditions below will have a disproportionate impact on the mortgage loans in general:

     o Economic conditions in states listed above which may or may not affect real property values may affect the ability of mortgagors to repay their loans on time.

     o Declines in the residential real estate markets in the states listed above may reduce the values of properties located in those states, which would result in an increase in the combined loan-to-value ratios.

     o Any increase in the market value of properties located in the states listed above would reduce the combined loan-to-value ratios and could, therefore, make alternative sources of financing available to the mortgagors at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Residential real estate values may fluctuate and adversely affect your investment

     There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the combined loan-to-value ratios of the initial mortgage loans shown in the tables in Appendix A might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the mortgage loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the mortgage loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the sponsor's prior securitizations involving the depositor.

     In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

Credit scores may not accurately predict the likelihood of default

     Each originator generally uses credit scores as part of its underwriting process. The tables in Appendix A show credit scores for the mortgagors of the initial mortgage loans obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. None of the depositor, the sponsor or any originator makes any representations or warranties as to any borrower's current credit score or the actual performance of any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

The recording of the mortgages in the name of MERS may affect the yield on your certificates

     The mortgages or assignments of mortgage for some of the mortgage loans have been recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the related originator and its successors and assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

     The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

There are risks in holding subordinated certificates

     The protections afforded the senior certificates in this transaction create risks for the subordinated certificates. Prior to any purchase of any subordinated certificates, consider the following factors that may adversely impact your yield:

     o Because the subordinated certificates receive interest and principal distributions after the senior certificates receive such distributions, there is a greater likelihood that the subordinated certificates will not receive the distributions to which they are entitled on any distribution date.

     o If the servicer determines not to advance a delinquent payment on a mortgage loan because such amount is not recoverable from a mortgagor, there may be a shortfall in distributions on the certificates which will impact the subordinated certificates.

     o The portion of the shortfalls in the amount of interest collections on mortgage loans that are attributable to prepayments in full and are not covered by the servicer and shortfalls in interest collections arising from the timing of partial principal prepayments may result in a shortfall in distributions on the certificates, which will disproportionately impact the subordinated certificates.

     o The subordinated certificates are not expected to receive principal distributions until, at the earliest, August 25, 2009 (unless the senior certificates are reduced to zero prior to such date) or such later date as provided in this free writing prospectus. As a result, the weighted average lives of such certificates will be longer than would be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of such certificates have a greater risk of suffering losses on their investments.

     o Losses resulting from the liquidation of defaulted mortgage loans will first reduce monthly excess cashflow and then reduce the level of overcollateralization, if any, for the certificates. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date and any net swap payments received under the interest rate swap agreement will be allocated to the subordinated certificates in reverse order of payment priority. No principal or interest will be distributable on the amount by which the certificate principal balance of a class has been reduced by a realized loss allocated to a subordinated certificate (except where a certificate principal balance has been increased by a subsequent recovery). A loss allocation results in a reduction in a certificate balance without a corresponding distribution of cash to the holder. A lower certificate balance will result in less interest accruing on the certificate.

     o The earlier in the transaction that a loss on a mortgage loan occurs, the greater the impact on yield.

     See "Description of the Certificates" and "Yield, Prepayment and Maturity Considerations" in this free writing prospectus for more detail.

Decrement tables are based upon assumptions and models

     The decrement tables set forth in Appendix B have been prepared on the basis of the modeling assumptions described under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives." There will likely be discrepancies between the characteristics of the actual mortgage loans included in each loan group and the characteristics of the assumed mortgage loans used in preparing the decrement tables. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding set forth in the decrement tables (and the weighted average lives of the offered certificates). In addition, to the extent that the mortgage loans that actually are included in a loan group have characteristics that differ from those assumed in preparing the decrement tables, the certificate principal balance of a class of offered certificates could be reduced to zero earlier or later than indicated by the decrement tables.

The rights of the NIMS Insurer could adversely affect the offered certificates

     After the closing date, a separate entity may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. A NIMS Insurer may issue a financial guaranty insurance policy that guarantees payments on those securities. If the net interest margin securities are so insured, the NIMS Insurer will have a number of rights under the pooling and servicing agreement that could adversely affect certificateholders. Pursuant to the pooling and servicing agreement, unless the NIMS Insurer fails to make a required payment under the policy insuring the net interest margin securities or the NIMS Insurer is the subject of a bankruptcy proceeding, the NIMS Insurer will be entitled to exercise, among others, the following rights of the holders of the offered certificates, without their consent, and the holders of the offered certificates will be able to exercise such rights only with the prior written consent of the NIMS Insurer. Rights of the NIMS Insurer under the pooling and servicing agreement may include, but are not limited to, the following:

     o the right to direct the trustee to terminate the rights and obligations of the servicer under the pooling and servicing agreement upon a default by the servicer;

     o the right to remove the trustee or any co-trustee pursuant to the pooling and servicing agreement for failure of such party to perform its obligations thereunder;

     o the right to direct the trustee to make investigations and take actions pursuant to the pooling and servicing agreement; and

     o the right to purchase all of the mortgage loans and REO properties in the trust fund and thereby effect the early retirement of the certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus.

     In addition, unless the NIMS Insurer fails to make a required payment under the policy insuring the net interest margin securities or the NIMS Insurer is the subject of a bankruptcy proceeding, the NIMS Insurer's consent will be required before, among other things,

     o    the appointment of any co-trustee;

     o any otherwise permissible waivers of prepayment charges or extensions of due dates for payment granted by the servicer with respect to more than 5% of the number of mortgage loans; or

     o    any amendment to the pooling and servicing agreement.

     Investors in the offered certificates should note that:

     o any insurance policy issued by the NIMS Insurer will not cover, and will not benefit in any manner whatsoever the offered certificates;

     o    the rights granted to the NIMS Insurer are extensive;

     o the interests of the NIMS Insurer may be inconsistent with, and adverse to the interests of the holders of the offered certificates and the NIMS Insurer has no obligation or duty to consider the interests of the offered certificates in connection with the exercise or nonexercise of the NIMS Insurer's rights; and

     o the NIMS Insurer's exercise of its rights and consents may negatively affect the offered certificates and the existence of the NIMS Insurer's rights, whether or not exercised, may adversely affect the liquidity of the offered certificates, relative to other asset-backed certificates backed by comparable mortgage loans and with comparable payment priorities and ratings.

There may be variations in additional group 3 mortgage loans from the initial mortgage loans in loan group 3

     Each additional group 3 mortgage loan generally will satisfy the eligibility criteria described in this free writing prospectus at the time of its sale to the trust. The characteristics of the additional group 3 mortgage loans, however, may vary from the specific characteristics reflected in the statistical information relating to the initial mortgage loans in loan group 3 presented in this free writing prospectus, although the extent of such variance is not expected to be material.

Group 3 certificates may receive early principal distributions

     To the extent that the amount on deposit in the group 3 pre-funding account has not been fully applied to the purchase of additional group 3 mortgage loans on or before August 30, 2006, the amount remaining in the group 3 pre-funding account will be included in the principal distribution amount for group 3 on the distribution date in September 2006. Such amount will be distributed to the group 3 certificates in accordance with the priorities described herein under "Description of the Certificates--Principal Distributions." The depositor intends, although no assurance can be given, that the aggregate principal balance of the additional group 3 mortgage loans sold to the trustee will require the application of substantially all of the amount on deposit in the group 3 pre-funding account and that there will be no material principal distribution to the holders of any group 3 certificates on such distribution date resulting from the unused group 3 pre-funded amount.

United States military operations may increase risk of shortfalls in interest

     As a result of military operations in Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law, will apply. Substantially all of the initial mortgage loans have, and substantially all of the additional group 3 mortgage loans will have, mortgage interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn, will be allocated ratably in reduction of accrued interest on all classes of interest-bearing certificates, irrespective of the availability of excess cash flow or other credit enhancement. None of the originators, the depositor, the underwriter, the sponsor, the servicer or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Interest Distributions" in this free writing prospectus and "Certain Legal Aspects of the Mortgage Loans--Servicemembers Civil Relief Act" in the prospectus.

                                THE MORTGAGE POOL

     The descriptions of the Mortgage Loans and the Mortgaged Properties below and in Appendix A are based upon the expected characteristics of the Mortgage Loans initially included in the Mortgage Pool as of the close of business on the Cut-off Date (the "Initial Mortgage Loans"). The Initial Mortgage Loans in loan group 3 are referred to herein as the "Initial Group 3 Mortgage Loans." In addition, as further described herein, certain other Mortgage Loans (the "Additional Group 3 Mortgage Loans") may be purchased by the Trustee, on behalf of the Trust, from the Depositor from time to time on or before August 30, 2006 from funds on deposit in the Group 3 Pre-Funding Account and included in loan group 3 after the Closing Date. The Sponsor acquired the Additional Group 3 Mortgage Loans from Option One prior to the date hereof. The Principal Balances of the Initial Mortgage Loans shown have been adjusted for the scheduled principal payments due on or before the Cut-off Date (each, a "Cut-off Date Principal Balance") and do not include the Additional Group 3 Mortgage Loans.

     Additional Group 3 Mortgage Loans will be selected using the same criteria used to select the Initial Mortgage Loans, and the same representations and warranties will be made with respect to the Additional Group 3 Mortgage Loans. Prior to the Closing Date, Initial Mortgage Loans may be removed from the loan groups and other Mortgage Loans may be substituted for them. The Depositor believes that the information set forth in this free writing prospectus is representative of the characteristics of the loan groups as they will be constituted on the Closing Date. Information relating to the composition of the Mortgage Pool after the acquisition of the Additional Group 3 Mortgage Loans will be available on the Trust's monthly distribution report on Form 10-D relating to the Distribution Date following the Funding Period. Unless the context requires otherwise, references below and in Appendix A to percentages of the Mortgage Loans in a loan group are approximate percentages of the aggregate Principal Balance of the Initial Mortgage Loans in the loan group as of the Cut-off Date and references below to percentages of all Mortgage Loans are approximate percentages of the aggregate Principal Balance of the Initial Mortgage Loans in all loan groups as of the Cut-off Date.

General

     The assets included in the Trust will consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate and adjustable-rate sub-prime mortgage loans (the "Mortgage Loans"). The "Principal Balance" of a Mortgage Loan, as of any date, is equal to the principal balance of such Mortgage Loan at its origination, less the sum of (i) all collections and other amounts credited against the principal balance of any such Mortgage Loan, (ii) the principal portion of Advances, (iii) any Deficient Valuation and (iv) any principal reduction resulting from a Servicer Modification. The "Pool Balance" is equal to the aggregate of the Principal Balances of the Mortgage Loans in all loan groups as of any date of determination.

     The Mortgage Pool will consist of fixed-rate Mortgage-Loans (the "Fixed-Rate Mortgage Loans") and adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans"). All of the Initial Mortgage Loans that are Adjustable-Rate Mortgage Loans have an initial fixed mortgage interest rate for two years, three years or five years.

     The Mortgage Loans are secured by mortgages, deeds of trust or other similar security instruments (each, a "Mortgage") which create a first or second lien on one- to four-family residential properties consisting of one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). Substantially all of the Mortgage Loans have scheduled Monthly Payments due on the first day of the month (the day such Monthly Payments are due with respect to each Mortgage Loan, a "Due Date"). Two of the Initial Mortgage Loans, representing approximately 0.05% of the Pool Balance as of the Cut-off Date, do not have their next Due Date until May 1, 2007 and May 1, 2008, respectively.

     Each Mortgage Loan accrues interest at a per annum rate (the "Mortgage Interest Rate") specified in the related mortgage note.

     Certain of the Mortgage Loans will provide for interest only Monthly Payments for the first 60 or 120 months of the term of such Mortgage Loans (each, an "Interest Only Mortgage Loan"). See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of the Initial Mortgage Loans that are Interest Only Mortgage Loans in each loan group and the Mortgage Pool. The Monthly Payments for the Initial Mortgage Loans that are Interest Only Mortgage Loans will include accrued interest and principal on these Mortgage Loans beginning in the 61st or 121st month of the term of these Mortgage Loans. As a result of this payment structure, Monthly Payments beginning in the 61st or 121st month of the term of such Mortgage Loans may be significantly larger than the first 60 or 120 Monthly Payments required under the related mortgage notes.

     Certain of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of the Initial Mortgage Loans in each loan group and the Mortgage Pool; that provide for the payment of a prepayment charge. No such prepayment charge will be distributed to the holders of the Offered Certificates.

     The Mortgage Pool has been divided into three loan groups as described under "Summary of Free Writing Prospectus--The Mortgage Pool."

     All of the Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Interest Rate thereon and for corresponding adjustments to the Monthly Payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date for each Adjustable-Rate Mortgage Loan, the Mortgage Interest Rate thereon will be adjusted to equal the sum of Six-Month LIBOR (the "Index") and a fixed percentage amount (the "Gross Margin"). The Mortgage Interest Rate on each such Adjustable-Rate Mortgage Loan will not increase or decrease by more than a percentage specified in the related mortgage note on the first related Adjustment Date (the "Initial Periodic Rate Cap") and a percentage (which may be the same as the Initial Periodic Rate Cap) on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Interest Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Interest Rate over the life of such Mortgage Loan (the "Maximum Mortgage Interest Rate") or be less than a specified minimum Mortgage Interest Rate over the life of such Mortgage Loan (the "Minimum Mortgage Interest Rate").

     Effective with the first Monthly Payment due on each Adjustable-Rate Mortgage Loan after each related Adjustment Date, the Monthly Payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Interest Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Interest Rates, the Mortgage Interest Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. See "--The Index" in this free writing prospectus.

     Certain of the Mortgage Loans are secured by a second Mortgage that is junior to a first Mortgage on the related Mortgaged Property. See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of the Initial Mortgage Loans in each loan group and the Mortgage Pool secured by a second Mortgage.

     None of the Adjustable-Rate Mortgage Loans have Mortgage Interest Rates that may be converted to fixed Mortgage Interest Rates at the option of the related mortgagor. None of the Mortgage Loans provide for negative amortization.

     Certain of the Mortgage Loans will not fully amortize by their respective maturity dates (each, a "Balloon Loan"). See "Summary of Free Writing Prospectus--The Mortgage Pool" for the percentages of the Initial Mortgage Loans in each loan group and the Mortgage Pool that are Balloon Loans. The Monthly Payment for each Balloon Loan is based on an amortization schedule of 480 months, except for the final payment (the "Balloon Payment") which is due and payable on 360th month following origination of such Mortgage Loan, depending on the terms of the related mortgage note. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled Monthly Payment for such Balloon Loan.

     None of the Initial Mortgage Loans were Delinquent as of the Cut-off Date or any time since origination. A Mortgage Loan is "Delinquent" if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related mortgage note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment due on July 1, 2006 will be reported as Delinquent on August 2, 2006 if the payment is not made by the close of business on August 1, 2006.

     The Servicer will be required to make servicing advances on Delinquent Mortgage Loans and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until the earlier of such time that the Trust acquires title to the Mortgage Loan, the Mortgage Loan is paid in full by the mortgagor, until the Mortgage Loan (or the related Mortgaged Property) is disposed of by the Trust or until recovery of all Liquidation Proceeds thereon.

     The "Combined Loan-to-Value Ratio" of a Mortgage Loan generally means the ratio, expressed as a percentage of (i) the sum of (a) the principal amount of the Mortgage Loan at origination plus (b) in the case of a second lien Mortgage Loan, the outstanding amount of the first lien on the related Mortgaged Property at the date of origination of the Mortgage Loan over (ii) the Value of the related Mortgaged Property. "Value" means with respect to any Mortgaged Property, the lesser of: (i) an amount determined by an appraisal done at origination of the Mortgage Loan; provided, however, the amount may be reduced to reflect the results of a review of such appraisal in accordance with the related originator's underwriting guidelines and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, the value of the Mortgaged Property is based solely upon clause (i) above.

     "Credit Scores" are statistical credit scores obtained by many mortgage lenders in connection with the loan application to help assess a borrower's credit-worthiness. Credit Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus. The models were derived by analyzing data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from approximately 300 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. The Credit Scores set forth in the table in Appendix A were obtained at either the time of origination of the Initial Mortgage Loan or more recently. The Depositor makes no representations or warranties as to the actual performance of any Mortgage Loan or that a particular Credit Score should be relied upon as a basis for an expectation that the borrower will repay the Mortgage Loan according to its terms.

     The Depositor will purchase the Initial Mortgage Loans from the Sponsor pursuant to the Mortgage Loan Purchase Agreement (the "Initial Mortgage Loan Purchase Agreement"), dated as of the Cut-off Date, between the Sponsor and the Depositor. The Depositor will purchase the Additional Group 3 Mortgage Loans from the Sponsor during the Pre-Funding Period pursuant to one or more Additional Mortgage Loan Purchase Agreements (each, an "Additional Mortgage Loan Purchase Agreement," and together with the Initial Mortgage Loan Purchase Agreement, the "Mortgage Loan Purchase Agreements"), between the Sponsor and the Depositor. Pursuant to the Pooling and Servicing Agreement, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the Certificateholders. See "The Pooling and Servicing Agreement" in this free writing prospectus.

     Additional Group 3 Mortgage Loans are intended to be purchased by the Trustee, on behalf of the Trust, from the Depositor during the Funding Period pursuant to the Additional Transfer Instruments. The Pooling and Servicing Agreement will provide that each Additional Group 3 Mortgage Loan must conform to certain specified characteristics as described below. See "-Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account."

     The Initial Mortgage Loans were selected by the Sponsor, with advice from Banc of America Securities LLC (the "Underwriter") as to the characteristics of the Initial Mortgage Loans in each loan group that will optimize marketability of the Certificates, from the mortgage loans purchased from the Originators under the Originator Mortgage Loan Purchase Agreements, and were chosen to meet the requirements imposed by the rating agencies to achieve the credit support percentages listed under "Summary of Free Writing Prospectus--Credit Support."

     Based on the representations made by Option One, the Depositor believes that substantially all of the Mortgage Loans in the Mortgage Pool were originated by Option One and one or more of its affiliates generally in accordance with the underwriting standards described under "Underwriting Standards" in this free writing prospectus.

     Each Originator made certain representations and warranties regarding the Mortgage Loans it originated under a purchase agreement between such Originator and the Sponsor (each, an "Originator Mortgage Loan Purchase Agreement"). Option One made certain representations and warranties regarding substantially all of the Initial Mortgage Loans, as of July 28, 2006, and all of the Additional Group 3 Mortgage Loans, as of July 31, 2006, in the Flow Sale and Servicing Agreement, dated as of July 28, 2006 (the "Option One Mortgage Loan Purchase Agreement"), pursuant to which the Option One and one or more of its affiliates sold such Mortgage Loans to the Sponsor. These representations and warranties will be assigned by the Sponsor to the Depositor and by the Depositor to the Trustee, for the benefit of the Certificateholders. Each Originator, subject to certain limitations, will be obligated under the applicable Originator Mortgage Loan Purchase Agreement to repurchase or substitute a similar mortgage loan for any Mortgage Loan it originated as to which there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the Certificateholders' interests in such Mortgage Loan.

     Pursuant to the terms of the Mortgage Loan Purchase Agreements, the Sponsor will make to the Depositor (and the Depositor will assign to the Trustee for the benefit of Certificateholders) only certain limited representations and warranties as of the Closing Date, with respect to the Initial Mortgage Loans, and as of the related Additional Transfer Date, with respect to the Additional Group 3 Mortgage Loans, generally intended to address the accuracy of the Mortgage Loan Schedule and the payment and delinquency status of each Mortgage Loan. In the event of a breach of any such representation or warranty that does not constitute a breach of any representation or warranty made by the related Originator as described above, the Sponsor will be obligated in the same manner as the related Originator to cure such breach or purchase or substitute the affected Mortgage Loans, as described above.

     To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both a representation and warranty of the related Originator under the applicable Originator Mortgage Loan Purchase Agreement with the Sponsor and a breach of a representation and warranty of the Sponsor under the applicable Mortgage Loan Purchase Agreement, then the only right or remedy of the Trustee or any Certificateholder will be the Trustee's right to enforce the obligations of the related Originator under the applicable Originator Mortgage Loan Purchase Agreement, and there will be no remedy against the Sponsor for such breaches (other than the Sponsor's obligation to reimburse the Trust, if the related Originator fails to do so, for any damages or costs incurred by the Trust as a result of a breach of the representation as to compliance with federal, state or local laws with respect to the origination of the Mortgage Loans).

     The Sponsor is selling the Mortgage Loans without recourse and will have no obligation with respect to the Certificates in its capacity as seller other than the cure, repurchase or substitution obligations with respect to its limited representations and warranties described above and its reimbursement obligation described under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans" in this free writing prospectus.

     See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Representations and Warranties; Repurchases" in the prospectus.

Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account

     In addition to the Initial Group 3 Mortgage Loans, under and to the extent provided in the Pooling and Servicing Agreement, the Trustee, on behalf of the Trust, will be obligated to purchase from the Depositor during the Funding Period (as defined herein), subject to the availability thereof, Additional Group 3 Mortgage Loans secured by residential properties consisting of detached or attached one-to four-family dwelling units and individual condominium units. Each Additional Group 3 Mortgage Loan will have been underwritten in accordance with the criteria set forth under "Underwriting Guidelines" herein. The Additional Group 3 Mortgage Loans will be transferred to the Trustee, on behalf of the Trust, pursuant to Additional Transfer Instruments (the "Additional Transfer Instruments") between the Depositor and the Trustee. In connection with the purchase of Additional Group 3 Mortgage Loans on such dates of transfer (the "Additional Transfer Dates"), the Trustee, on behalf of the Trust, will be required to pay to the Depositor from the amount on deposit in the Group 3 Pre-Funding Account, a cash purchase price of 100% of the Principal Balance thereof. The Depositor will designate the later of (i) the first day of the month in which the related Additional Transfer Date occurs and (ii) the origination date of such Additional Group 3 Mortgage Loan as the cut-off date with respect to the related Additional Group 3 Mortgage Loans (the "Subsequent Cut-off Date"). The amount paid from the Group 3 Pre-Funding Account on each Additional Transfer Date will not include accrued interest on the related Additional Group 3 Mortgage Loans. Following each Additional Transfer Date, the aggregate Principal Balance of the group 3 Mortgage Loans will increase by an amount equal to the aggregate Principal Balance of the related Additional Group 3 Mortgage Loans so purchased and the amount in the Group 3 Pre-Funding Account will decrease accordingly. Investors should note the Depositor will not deposit any amounts with the Trustee in respect of interest on the Original Group 3 Pre-Funded Amount (as defined below). If the Depositor fails to deliver the Additional Group 3 Mortgage Loans, such failure will result in less Available Funds during the Funding Period and on the first Distribution Date thereafter.

     An account (the "Group 3 Pre-Funding Account") will be established by the Trustee for the benefit of the group 3 certificateholders and funded on the Closing Date by the Depositor with an amount equal to approximately $94,134,850 (the "Original Group 3 Pre-Funded Amount") to provide the Trustee, on behalf of the Trust, with funds to purchase Additional Group 3 Mortgage Loans. During the period (the "Funding Period") from the Closing Date until the earlier of (i) the date on which the amount on deposit in the Group 3 Pre-Funding Account is reduced to zero or (ii) August 30, 2006, the Original Group 3 Pre-Funded Amount will be reduced by the amount used to purchase Additional Group 3 Mortgage Loans in accordance with the Pooling and Servicing Agreement. Any investment income on funds in the Group 3 Pre-Funding Account will be paid to the Depositor or its designee as provided in the Pooling and Servicing Agreement. In the event that any amounts remain in the Group 3 Pre-Funding Account at the end of the Pre-Funding Period, such amounts will be distributed as principal to holders of the Group 3 Certificates on the next Distribution Date.

     Any conveyance of Additional Group 3 Mortgage Loans on an Additional Transfer Date is subject to certain conditions including, but not limited to the following: (a) the Additional Group 3 Mortgage Loan must satisfy the representations and warranties specified in the related Additional Transfer Instrument and the Pooling and Servicing Agreement; (b) the Depositor will not select such Additional Group 3 Mortgage Loans in a manner that it believes to be adverse to the interests of the certificateholders; (c) the NIMS Insurer, if any, must consent to such conveyance and (d) as of Subsequent Cut-off Date, each such Additional Group 3 Mortgage Loan will satisfy the following criteria: (i) each Additional Group 3 Mortgage Loan may not be 30 or more days delinquent as of the last day of the calendar month preceding the Subsequent Cut-off Date;
(ii) the original term to stated maturity of each Additional Group 3 Mortgage Loan will not be less than 120 months and will not exceed 360 months; (iii) no Additional Group 3 Mortgage Loan may provide for negative amortization; (iv) each Additional Group 3 Mortgage Loan will not have a Combined Loan-to-Value Ratio greater than 100.00%; (v) all of the Additional Group 3 Mortgage Loans will have, as of the Subsequent Cut-off Date, a weighted average term to stated maturity not in excess of 360 months; (vi) each Additional Group 3 Mortgage Loan that is a Fixed-Rate Mortgage Loan, will have a Mortgage Interest Rate that is not less than approximately 3.000% per annum or greater than approximately 14.700% per annum; (vii) each Additional Group 3 Mortgage Loan will have a first payment date occurring on or before September 1, 2006 and will include 30 days' interest thereon; (viii) each Additional Group 3 Mortgage Loan that is an Adjustable-Rate Mortgage Loan will have a Gross Margin not less than approximately 0.500% per annum, will have a Maximum Mortgage Interest Rate not less than approximately 9.500% per annum and will have a Minimum Mortgage Interest Rate not less than approximately 5.500% per annum and (ix) each Additional Group 3 Mortgage Loan will have been underwritten in accordance with the criteria set forth under "Underwriting Guidelines" herein.

     Following the purchase of the Additional Group 3 Mortgage Loans by the Trust, at the end of the Funding Period, no group 3 Mortgage Loan (including the Additional Group 3 Mortgage Loans) will have (i) a Mortgage Interest Rate less than 3.000% per annum or greater than 14.700% per annum; (ii) a Combined Loan-to-Value Ratio greater than 100.00%; (iii) a Principal Balance greater than $1,700,000; or (iv) a FICO score less than 500. In addition, no group 3 Adjustable-Rate Mortgage Loan will have a Gross Margin less than 0.500% per annum and all of the group 3 Mortgage Loans will have a weighted average original term to stated maturity of not more than 360 months. For purposes of the calculations described in this paragraph, percentages of the group 3 Mortgage Loans will be based on the Principal Balance of the Initial Group 3 Mortgage Loans as of the Cut-off Date and the Principal Balance of the Additional Group 3 Mortgage Loans as of the related Subsequent Cut-off Date or Dates.

     Notwithstanding the foregoing, any Additional Group 3 Mortgage Loan may be rejected by (i) the NIMS Insurer, if any, or (ii) Moody's, Fitch or S&P if the inclusion of such Additional Group 3 Mortgage Loan would adversely affect the ratings on any class of Certificates.

The Index

     The Index for all the Adjustable-Rate Mortgage Loans is the average of interbank offered rates for six-month U.S. dollar deposits in the London market calculated as provided in the related note ("Six-Month LIBOR"). If Six-Month LIBOR becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Terms of the Mortgage Loans

     The Mortgage Loans accrue interest on an actuarial basis over the original terms thereof, calculated based on a 360-day year of twelve 30-day months. When a full prepayment of principal is made on a Mortgage Loan during a month, the mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid. When a partial prepayment of principal is made on a Mortgage Loan during a month, the mortgagor generally is not charged interest on the amount of the partial prepayment during the month in which such prepayment is made.

                         OPTION ONE MORTGAGE CORPORATION

     The information set forth in the following paragraphs has been provided by Option One Mortgage Corporation ("Option One").

     General

     Option One, a California corporation headquartered in Irvine, California, is the originator of substantially all of the Mortgage Loans.

     Option One was incorporated in 1992, commenced receiving applications for mortgage loans under its regular lending program in February 1993 and began funding such mortgage loans indirectly in the same month. The principal business of Option One is the origination, sale and servicing of non-prime mortgage loans. Option One is a wholly-owned subsidiary of Block Financial, which is in turn a wholly-owned subsidiary of H&R Block, Inc. ("H&R Block"). Borrowers who qualify under Option One's underwriting guidelines generally have equity in their property and repayment ability but may have a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. Option One originates mortgage loans based on its underwriting guidelines and does not determine whether such mortgage loans would be acceptable for purchase by Fannie Mae or Freddie Mac.

     The following table details Option One's wholesale and retail originations for the fiscal years ended April 30, 2003, 2004, 2005 and 2006:


                                  Years Ended April 30,
               -------------------------------------------------------
                    2003          2004         2005          2006
               -------------------------------------------------------
                                 (Dollars in Thousands)
               ------------- ------------- ------------- -------------
Wholesale       $13,659,243   $20,150,992   $26,977,810   $36,028,794
Retail          $ 2,918,378   $ 3,105,021   $ 4,023,914   $ 4,750,969
               ------------- ------------- ------------- -------------
     Total      $16,577,621   $23,256,013   $31,001,724   $40,779,763
               ============= ============= ============= =============


     Information regarding Option One's non-prime originations is as follows:

                                             Years Ended April 30,
                                -----------------------------------------------
                                  2003        2004        2005            2006
                                -----------------------------------------------
Mortgage Loan type:                         (Dollars in Thousands)
                                -----------------------------------------------
   2-year ARM                     70.3%       63.4%       61.6%           54.5%
   3-year ARM                      5.1%        5.2%        4.0%            4.9%
   Fixed 1st                      23.9%       28.7%       17.7%           14.2%
   Fixed 2nd                       0.7%        1.6%        3.8%            2.4%
   Interest only                   0.0%        0.7%       12.6%           21.1%
   Other                           0.0%        0.4%        0.3%            3.0%
Loan purpose:
   Cash-out refinance             64.9%       67.1%       63.5%           58.8%
   Purchase                       26.9%       26.0%       30.8%           35.0%
   Rate or term refinance          8.2%        6.9%        5.7%            6.3%
Loan characteristics:
   Average loan size             $ 144       $ 151        $160            $217
   Weighted-average
loan-to-value                     78.7%       78.1%       78.9%           80.6%
   Weighted-average FICO score     604         608         614             622


                             UNDERWRITING STANDARDS

     The Mortgage Loans originated by Option One will have been originated generally in accordance with Option One's Guidelines (the "Option One Underwriting Guidelines"). The Option One Underwriting Guidelines are primarily intended to assess the value of the mortgaged property, to evaluate the adequacy of such property as collateral for the mortgage loan and to assess the applicant's ability to repay the mortgage loan. The Mortgage Loans were also generally underwritten with a view toward resale in the secondary market. The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with customary Fannie Mae and Freddie Mac standards.

     On a case-by-case basis, exceptions to the Option One Underwriting Guidelines are made where compensating factors exist. Except as specifically stated herein, the Option One Underwriting Guidelines are the same for first lien mortgage loans and second lien mortgage loans.

     Each mortgage loan applicant completes an application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Option One Underwriting Guidelines require a credit report and, if available, a credit score on each applicant from a credit-reporting agency. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. A credit score is a statistical ranking of likely future credit performance developed by Fair, Isaac and Co., Inc. and made available through the three national credit data repositories--Equifax, TransUnion and Experian.

     Mortgaged properties that are to secure mortgage loans generally are appraised by qualified independent appraisers. Such appraisers inspect and appraise the subject property and verify that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

     The Option One Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations and require Option One's underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal supports the loan balance. The maximum loan amount for mortgage loans originated under the origination programs varies by state and may be originated up to $1,400,000. Option One recognizes that an appraised value is an opinion and thus, allows for variances to the appraisal based on a review of such appraisal, the loan-to-value ratio ("LTV") and other risk factors. The maximum variance between the appraisal and a review of the appraisal is limited to (i) 10% for LTVs that are less than or equal to 85%, (ii) 5% for LTVs between 85.01% and 95%, and (iii) 3% for LTVs over 95%. References to LTV's in this section are based on loan balance (including the principal balance of the senior lien when referring to a second lien mortgage loan) relative to (a) in the case of a purchase money mortgage loan, the lesser of the appraised value or the sales price of the related mortgaged property and (b) in the case of a refinance mortgage loan, the appraised value. There can be no assurance that the value of a mortgaged property estimated in any appraisal or review is equal to the actual value of such mortgaged property at the time of such appraisal or review. Furthermore, there can be no assurance that the actual value of a mortgaged property has not declined subsequent to the time of such appraisal or review.

     Option One Underwriting Guidelines require a reasonable determination of an applicant's ability to repay the loan. Such determination is based on a review of the applicant's source of income, calculation of a debt service-to-income ratio based on the amount of income from sources indicated on the loan application or similar documentation, a review of the applicant's credit history and the type and intended use of the property being financed.

     Except with respect to the No Documentation program that is described below, the Option One Underwriting Guidelines require verification or evaluation of the income of each applicant and, for purchase transactions, verification of the seasoning or source of funds (in excess of $2,500) required to be deposited by the applicant into escrow. The income verification required under Option One's various mortgage loan programs is as follows:

     Full Documentation, the highest level of income documentation, generally requires applicants to submit one written form of verification from the employer of stable income for at least 12 months. A wage-earner may document income by a current pay stub reflecting year to date income and applicant's most recent W-2 or IRS Form 1040. A self-employed applicant may document income with either the most recent federal tax returns or personal bank statements.

     Lite Documentation is for applicants who otherwise cannot meet the requirements of the full documentation program and requires applicants to submit 3 months' bank statements or a pay stub as verification of income.

     Stated Income Documentation applicants are qualified based upon monthly income as stated on the mortgage loan application.

     No Documentation, which is only available under the AA+ credit grade, does not require any statement or proof of income, employment or assets. The credit decision is based on the borrower's credit score and credit trade lines.

     For wage earning borrowers, all documentation types require a verbal verification of employment to be conducted within 48 hours prior to funding.

     Latitude Advantage Program. The majority of Option One's loan originations are underwritten using its "Latitude Advantage" program guidelines. Under the Latitude Advantage program, the maximum LTV is based on an applicant's credit score, risk grade, income documentation and use and type of property. Maximum LTV for Full Documentation loans are generally higher than the maximum LTV for corresponding Lite Documentation or Stated Income loans. The maximum LTV for loans secured by owner-occupied properties are generally higher than for loans secured by properties that are not owner-occupied. The credit report of the applicant whose credit score is being used for qualifying purposes must reflect three or more tradelines. A minimum credit score of 500 is required, although a credit score greater than 580 is often required to qualify for the maximum LTV (100%) under the program. The debt-to-income ratio is generally less than 55%. Latitude Advantage guidelines generally require bankruptcies be discharged, dismissed or paid off at or prior to funding. Collections and judgments which are less than 12 months old and greater than $5,000 must be paid down or paid off at or prior to closing. Collections and judgments which are 12 or more months old are disregarded. Under the Latitude Advantage program, Option One has established six risk grades, "AA+" to "CC", based on the applicant's previous mortgage payment history. Under the AA+ risk category, the applicant must have no 30-day late mortgage payments within the last 12 months. Under the AA risk category, the applicant must have no more than one 30 day late mortgage payment within the past 12 months or no prior mortgage payment history. Under the A risk grade, the applicant must have no more than two 30-day late mortgage payments within the past 12 months. Under the B risk grade, the applicant must have no more than four 30-day late mortgage payments or two 30-day and one 60-day late mortgage payment within the past 12 months. Under the C risk grade, the applicant must have no more than six 30-day late mortgage payments, one 60-day late mortgage payment and one 90-day late mortgage payment within the past 12 months, or six 30-day late mortgage payments, two 60-day late mortgage payments and no 90-day late payments within the last 12 months. CC risk mortgage delinquencies are considered on a case-by-case basis.

     Within the Latitude Advantage program, the Score Advantage feature allows the use of the co-applicant's credit score for qualifying purposes; provided, however, to the extent the co-applicant's credit score exceeds the primary applicant's credit score by more than 100 points, then the qualifying credit score will be the primary applicant's credit score plus 100 points. Score Advantage mortgage loans must be owner occupied, Full Documentation, and have a maximum LTV of 95%. Score Advantage requires the co-applicant's contribution to qualifying income to be equal to or greater than 30% of the total qualifying income. The maximum debt-to-income ratio for this program is 5% less than the maximum debt-to-income ratio allowed under the corresponding non-Score Advantage program.

     Legacy Program. In addition to its credit score based origination program, Latitude Advantage, Option One offers first lien mortgage loans under the "Legacy" program. Under the Legacy program, LTV limitations are determined based on the applicant's risk grade, income documentation and use and type of property. In general, the maximum LTV increases with credit quality and are typically higher for Full Documentation loans and owner-occupied properties. The maximum debt-to-income ratio is generally less than 55% for AA, A, and B risk grades, and less than 60% for C and CC risk grades. If a credit score is available, the minimum credit score required is 500.

     Option One has established five credit grades under the Legacy program, "AA" to "CC", and considers an applicant's prior mortgage payment history, if applicable, consumer credit payment history, bankruptcy and foreclosure history, and debt-to-income ratios when determining a loan's risk grade. The Legacy risk grades correspond directly with the Latitude Advantage risk grades with respect to previous mortgage payment history requirements. In addition, under the Legacy program no foreclosures may have occurred during the preceding three years for AA credit grade, two years for A grade and B grade with a LTV greater than 80%,18 months for B grade with a LTV less than or equal to 80%, or one year for C grade applicants. Chapter 7 and Chapter 11 bankruptcies may have occurred during the preceding two years for AA and A credit grades and B grade with a LTV greater than 80%, 18 months for B grade with a LTV less than or equal to 80%, and one year for C grade. CC risk bankruptcies are permitted if paid in full, discharged or dismissed at or prior to closing. If an applicant's Chapter 13 bankruptcy has been discharged and the applicant has a credit history otherwise complying with the credit parameters of a credit grade and the mortgage loan LTV is equal to or less than 80%, then the applicant may qualify for such credit grade.

     Exceptions. As described above, the foregoing risk categories and criteria are guidelines only. On a case-by-case basis, it may be determined that an applicant warrants a debt-to-income ratio exception, a pricing exception, a loan-to-value exception, a credit score exception or an exception from certain requirements of a particular risk category. An upgrade will be granted if the application reflects certain compensating factors, among others: a relatively lower LTV; a maximum of one 30-day late payment on all mortgage loans during the last 12 months;

stable employment; a fixed source of income that is greater than 50% of all income; ownership of current residence of four or more years; or cash reserves equal to or in excess of three monthly payments of principal, interest, taxes and insurance. An upgrade or exception may also be allowed if the applicant places a down payment through escrow of at least 10% of the purchase price of the mortgaged property, or if the new loan reduces the applicant's monthly aggregate mortgage payment by 20% or more. Accordingly, certain mortgagors may qualify for a more favorable risk category or for a higher maximum LTV that, in the absence of such compensating factors, would satisfy only the criteria of a less favorable risk category or maximum LTV.


                                  THE SERVICER

Servicing Background and Portfolio

     Option One began servicing mortgage loans in February 1993, originally operating as a wholly owned subsidiary of Plaza Home Mortgage Corp. The company was acquired by Fleet Financial Group and began full servicing operations in May 1995. Block Financial subsequently purchased Option One in June 1997.

     Option One services primarily sub-prime first-lien residential mortgage loans. Over 70% of the mortgage loans serviced by Option One were originated by Option One and over 65% of the mortgage loans serviced by Option One are in private residential mortgage asset-backed securities.

     Option One has experienced substantial growth in its servicing portfolio in the past few years, both as a result of its growth in origination and third-party servicing. The following table summarizes Option One's servicing portfolio by origin at April 30, 2003, 2004, 2005 and 2006:

                                  At April 30, 2003   At April 30, 2004    At April 30, 2005     At April 30, 2006
                                  -----------------   -----------------    -----------------     -----------------
                                                      Portfolio Balance (Dollars in Thousands)
                                  --------------------------------------------------------------------------------
Option One Serviced..........        $  27,669,446        $ 36,485,328        $ 47,554,510          $  62,910,568
Sub-Serviced.................        $   3,664,365        $  8,782,775        $ 20,439,954          $  10,471,509
                                  -----------------   -----------------    -----------------     -----------------
  Total Portfolio............        $  31,333,812        $ 45,268,103        $ 67,994,464          $  73,382,077
                                  =================   =================    =================     =================
                                                                     Loan Count
                                  --------------------------------------------------------------------------------
Option One Serviced..........              221,402             274,045             332,652                388,976
Sub-Serviced.................               25,061              50,319             102,638                 53,005
                                  -----------------   -----------------    -----------------     -----------------
  Total Portfolio............              246,463             324,364             435,290                441,981
                                  =================   =================    =================     =================

Option One Loan Servicing Portfolio--Advances

     Option One has complied with and fulfilled its obligation to advance principal and interest for mortgage loans serviced by Option One in connection with securitizations serviced by Option One for the past three fiscal years where its advancing obligations are substantially identical to those obligations for this transaction.

Business Strategy and Organizational Structure

     Option One's business strategy includes incremental growth of its servicing portfolio through origination volume, leveraging and expanding selective third-party servicing strategic partnerships for both interim and long-term sub-servicing.

     Option One has a scalable technology platform and expansion capacity to support its business strategy. Option One's loan administration functions are performed in U.S. servicing sites in Irvine, California and Jacksonville, Florida, as well as offshore outsource provider's sites in Noida, Gurgaon, and Bangalore, India and Guadalajara, Mexico. The two U.S. offices operate in parallel, handling many of the same processes for loans across the entire portfolio. The use of an offshore outsource provider has increased Option One's ability to perform customer service, welcome calls, new loan audits, early stage collections, and other loan administration functions. By allocating staff to multiple sites, Option One has the ability to extend its service hours and improve customer satisfaction.

     Option One's organizational structure is aligned to best serve its customers, maximize loan performance and minimize risk exposure. Management continually refines and improves its technology to enhance automated workflow processes and boost productivity throughout the operation. Option One utilizes the Fidelity Mortgage Servicing Package (MSP) as its main servicing system, along with a number of ancillary vendor and proprietary systems. Option One has also developed its own data warehouse and REO and loss mitigation management system.

     In order to improve servicing efficiency and effectiveness, Option One outsources certain servicing tasks to a variety of third-party vendors. Such servicing tasks may include: property tax processing and tracking, hazard insurance tracking and related forced placed insurance coverage tasks, certain field services, foreclosure, bankruptcy and loss mitigation and real estate owned related tasks, lien release services and customer service functions. Three material components of Option One's outsourcing model include redundancy, oversight and audit. In some instances, more than one outsource vendor is used to perform the same function on different segments of the servicing portfolio which encourages competitive pricing and performance and provides additional back-up capabilities. Option One's outsource vendor agreements provide that each vendor strictly comply with Option One's guidelines, policies and procedures and that any significant or material decisions are not made by the outsource vendor but are elevated to Option One associates. Option One maintains quality control and review processes to assure that the outsource vendors are performing their functions in accordance with investor requirements and are in compliance with applicable federal and state law. Option One also retains the right to perform audits of outsource vendor's operations at Option One's sole discretion.

     Option One's mortgage loan document custodial responsibilities are performed by an independent custodian, or if applicable, a trustee in accordance with the related servicing agreement.

Default Management

     Option One defines and measures delinquencies in accordance with applicable investor guidelines and agreements. The company employs a proactive approach to resolving delinquencies with an emphasis on expedient timeline management. Option One pursues a dual track loss mitigation and foreclosure policy. Initial contact is based on the borrower's previous payment patterns in tandem with the application of Freddie Mac's EarlyIndicator (EI) scoring model, which seeks to identify those accounts posing a greater risk of default. Collectors work extensive evening and weekend shifts to effectively manage the nationwide portfolio and are trained to identify loss mitigation opportunities and solicit workout opportunities during the collection process. Workout specialists maintain contact with borrowers while an account is in foreclosure in an attempt to arrange an alternate resolution to the delinquency and mitigate future losses. Option One's borrower assistance department offers borrowers alternatives, all within specific investor guidelines, to foreclosure that may include reinstatement, repayment and forbearance plans, modifications, short-sales, and deed in lieu of foreclosure. A loan will remain in the borrower assistance area until a resolution has been reached or until a foreclosure has been completed. Option One's proprietary system, DARES, is a real estate and loss mitigation web-based database that provides the borrower assistance team with an automated decision tree and gain/loss analysis, centralization of the repayment plan process, efficient autodialer utilization by outbound solicitation, and web-based applications designed to provide customers with optimal contact avenues. Through DARES, loss mitigation specialists complete an on-line rules-based net present value analysis form, which documents the presumed loss exposure on the property and compares it to different alternatives. DARES is also used for monitoring, tracking, maintaining and communicating all REO department needs. When properties become REO, Option One obtains property valuations and analyzes each property individually to determine what sales decisions will result in the highest net return while limiting the marketing time. Option One's REO assets are marketed and listed with local real estate agents and published on local multiple listing services. Option One uses the internet for additional listing exposure.

     The following tables set forth, at or for the years ended December 31, 2003, 2004 and 2005, and at or for the quarter ended March 31, 2006, certain information relating to the delinquency experience (including foreclosures) of one- to four-family residential mortgage loans included in Option One's entire servicing portfolio (which portfolio includes mortgage loans originated under the Option One Guidelines and mortgage loans that are subserviced for others) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis (based on the OTS method). No mortgage loan is considered delinquent for these purposes until it has not been paid by the next scheduled due date for such mortgage loan.

                         Delinquencies and Foreclosures
                             (Dollars in Thousands)

                                           At December 31, 2003                                  At December 31, 2004
                          --------------------------------------------------- ---------------------------------------------------
                                                     Percent by                                         Percent by
                            By No.      By Dollar      No. of     Percent by  By No. of     By Dollar      No. of    Percent by
                          of Loans       Amount         Loans   Dollar Amount   Loans         Amount        Loans   Dollar Amount
                          ---------- --------------- ---------- ------------- ---------- -------------- ----------- -------------
Total Portfolio..........   301,778  $  41,364,855       N/A         N/A       386,770   $  59,156,057       N/A          N/A
Period of Delinquency
30-59 days...............     5,207  $     604,945      1.73%        1.46%       6,495   $     819,245       1.68%       1.38%
60-89 days...............     2,564  $     293,412      0.85%        0.71%       2,989   $     359,917       0.77%       0.61%
90 days or more..........    15,387  $   1,597,177      5.10%        3.86%      15,940   $   1,722,996       4.12%       2.91%
                          ---------- --------------- ---------- ------------- ---------- -------------- ----------- -------------
Total Delinquent Loans...    23,158  $   2,495,534      7.68%        6.03%      25,424   $   2,902,158       6.57%       4.91%
Loans in Foreclosure(1)..    10,764  $   1,161,361      3.57%        2.81%       9,361   $   1,044,624       2.42%       1.77%



                                          At December 31, 2005                                At March 31, 2006
                          --------------------------------------------------- ---------------------------------------------------
                                                     Percent by                                         Percent by
                            By No.      By Dollar      No. of     Percent by  By No. of     By Dollar      No. of    Percent by
                          of Loans       Amount         Loans   Dollar Amount   Loans         Amount        Loans   Dollar Amount
                          --------------------------------------------------- ---------------------------------------------------
Total Portfolio..........   479,216  $  79,494,367       N/A         N/A       445,972   $  73,893,941        N/A        N/A
Period of Delinquency
30-59 days...............    10,875  $   1,537,798      2.27%        1.93%       8,726   $   1,299,820       1.96%       1.76%
60-89 days...............     5,103  $     679,858      1.06%        0.86%       4,480   $     651,438       1.00%       0.88%
90 days or more..........    22,544  $   1,838,816      4.70%        2.31%      24,341   $   2,887,138       5.46%       3.91%
                          ---------- --------------- ---------- ------------- ---------- -------------- ----------- -------------
Total Delinquent Loans...    38,522  $   4,056,472      8.04%        5.10%      37,547   $   4,838,395       8.42%       6.55%
Loans in Foreclosure(1)..     9,916  $   1,157,550      2.07%        1.46%      11,749   $   1,485,700       2.63%       2.01%

-------------------

(1) Loans in foreclosure are also included under the heading "Total Delinquent Loans."


                                Real Estate Owned
                             (Dollars in Thousands)


                              At December 31, 2003     At December 31, 2004     At December 31, 2005       At March 31, 2006
                             ----------------------   ----------------------   ----------------------   ----------------------
                              By No.     By Dollar     By No.     By Dollar     By No.     By Dollar     By No.     By Dollar
                             of Loans      Amount     of Loans      Amount     of Loans      Amount     of Loans      Amount
                             --------   -----------   --------   -----------   --------   -----------   --------   -----------
Total Portfolio..........     301,778   $41,364,855    386,770   $59,156,057    479,216   $79,494,367    445,972   $73,893,941
Foreclosed Loans(1)......       3,361   $   293,629      2,536   $   225,362      3,382   $   316,665      3,494   $   340,961
Foreclosure Ratio(2).....        1.11%         0.71%      0.66%         0.38%      0.71%         0.40%      0.78%         0.46%

-------------------

(1) For the purpose of these tables, Foreclosed Loans means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Option One, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure.

(2) The Foreclosure Ratio is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance or number, as applicable, of mortgage loans in the Total Portfolio at the end of the indicated period.


   Loan Loss Experience on Option One's Servicing Portfolio of Mortgage Loans
                             (Dollars in Thousands)

                                At or for the Year Ended
                                      December 31,
                           ------------------------------------
                                                                  At or for the
                                                                  Quarter Ended
                            2003          2004      2005          March 31, 2006
                           ----------- ---------- ------------- ----------------
Net Losses(1)(2).........  $  238,678  $ 239,092  $   190,347        $    65,499

-------------------

(1) "Net Losses" means "Gross Losses" minus "Recoveries." "Gross Losses" are actual losses incurred on liquidated properties for each respective period. Losses are calculated after repayment of all principal, foreclosure costs, servicing fees and accrued interest to the date of liquidation. "Recoveries" are recoveries from liquidation proceeds, deficiency judgments and MI proceeds.

(2) "Net Losses" are computed on a loan-by-loan basis and are reported with respect to the period in which the loan is liquidated. If additional costs are incurred or recoveries are received after the end of the period, the amounts are adjusted with respect to the period in which the related loan was liquidated. Accordingly, the Net Losses reported in the table may change in future periods. The information in this table reflects loan liquidations through March 2006 and claims, refunds or the collection of MI proceeds related to such liquidations through May 2006.

     It is unlikely that the delinquency experience of the Mortgage Loans will correspond to the delinquency experience of Option One's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for Option One's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans will depend on the results obtained over the life of the Mortgage Pool. In particular, investors should note that newly originated mortgage loans will not be added to the Mortgage Pool after the Pre-Funding Period, and the Mortgage Pool will therefore consist of a static pool of Mortgage Loans, whereas new mortgage loans are continually being originated and added to the pool for which such statistics above are compiled. Accordingly, the actual loss and delinquency percentages with respect to the Mortgage Pool are likely to be substantially higher than those indicated in the tables above. In addition, if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by Option One. Furthermore, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on such Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

Training, Internal Controls and Compliance

     Option One has a training program established for its servicing associates, offering a wide range of core job specific and non-job-specific training (corporate, soft skills, and mortgage fundamentals). Training curriculums are tailored for both new and seasoned associates. Seasoned employees receive job-specific training annually. The training program includes new hire orientation, process improvement methodology, computer-based training, system usage techniques, leadership development, and soft skills, all conducted by dedicated business unit trainers. The training is structured to ensure that new representatives are sufficiently knowledgeable of the subject matter and applicable regulations. Training can take the form of classroom instruction, a simulated work environment exercise, and side-by-side monitoring and mentoring. Option One also has ongoing leadership development, mentoring programs, and policy and procedure manuals citing applicable statutes that are widely available to employees.

     Option One has controls in place which are intended to protect the company and its investors against risk of loss. An internal audit program is utilized to evaluate the company's internal controls and safeguard against risk of loss due to noncompliance with regulatory, investor, company, and prudent servicing practices. In addition to oversight from the audit function, Option One also has dedicated compliance and legal teams for servicing-related issues, regulations, and laws. A quality assurance team performs call monitoring and helps to ensure Federal Debt Collections Practice Act (FDCPA) and Real Estate Settlement Procedures Act (RESPA) compliance. A quality control team benchmarks and measures adherence to best practices, identifies risk areas in servicing operations, centralizes communication for regulatory, investor, and industry updates, and ensures that associates are being properly trained on topics related to best practices and servicing risk. Risk management policies in place that assist in ensuring prompt, accurate reporting to its investor base include automated reporting and remitting processes, segregation of duties among reporting, remitting, and reconciling tasks, web portal access for investors to view and download securitization data, online access to bank statements, and an account liquidation database to more closely track historical losses on the portfolio and assist in trend analysis. Option One uses its own proprietary lock-box, which provides increased cash management controls resulting from direct oversight over the payment posting process. Option One maintains separate bank accounts for each investor relationship in accordance with the related servicing agreement requirements. These custodial accounts are maintained with Mellon Bank, N.A. and are not commingled.

     Option One is not aware and has not received notice that any default, early amortization or other performance-triggered event has occurred as to any other securitization due to any servicing act or servicing failure to act. There have been no previous disclosures of material noncompliance by Option One with servicing criteria relating to any other portfolio serviced by Option One.

Litigation Concerning Option One Mortgage Corporation

     In July 2004, Option One was named as defendant and served with a class action complaint filed by Larry and Brandi Freitag, as plaintiffs, in the Third Judicial Circuit Court in Madison County, Illinois. The complaint alleges breach of contract, or in the alternative unjust enrichment, and violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Specifically, the plaintiffs allege that Option One improperly retained an extra day of per diem interest on residential mortgage loans by charging per diem interest up to and including the date of payoff. The class is defined as all persons in the United States who paid interest on or after the day of payoff and who did not receive a refund from Option One of the interest charged on or after the day of payoff. This action is one of several actions filed earlier against other lenders by the same attorneys on a similar basis in the same court. In one such action, the court granted the defendant's motion to dismiss the plaintiff's claims of defendant's violation of the Illinois Consumer Fraud and Deceptive Business Practices Act. Plaintiffs have agreed to settle their individual claims; plaintiffs' counsel has a motion pending to continue prosecution of the class action. Plaintiff's counsel filed a motion to substitute Larry and Pamela Smith as plaintiffs, which was granted. Option One filed a motion to compel arbitration. In a similar action before the same judge in the Third Judicial Circuit Court in Madison County, Illinois, the Court ruled in favor of the defendants on the underlying per diem interest claim.

     On January 31, 2006, the Circuit Court of Cook County, Illinois County Department, Chancery Division, certified a nationwide class action against Option One on a complaint brought by Erin and Earl Austria, in which the Austrias allege that Option One impermissibly assessed them a reconveyance fee and authorized the assessment of a title indemnity fee on certain mortgage loans that have been paid-in-full. The Court has granted Option One's motion for an interlocutory appeal of the order of class certification.

     On February 28, 2006, Option One was named as a defendant and served with a class action complaint filed by Jeffrey Wright, et al., as plaintiffs, in the United States District Court for the Central District of California, Southern Division. The complaint alleges that Option One's affiliate H&R Block Mortgage Corporation failed to pay overtime wages to its loan officers in accordance with the Fair Labor Standards Act and that such alleged failure constitutes an unfair business practice under California's Business and Professions Code. Option One is named as a defendant under the theory that it and H&R Block Mortgage operate as a single employer. On May 1, 2006, the Court granted Option One and H&R Block Mortgage's motion to transfer the action to the District Court in Boston, Massachusetts. Option One and H&R Block Mortgage intend to file a motion to compel arbitration after the case has been formally transferred to the Massachusetts District Court.

                                   THE SPONSOR

     The Sponsor, Bank of America, National Association ("Bank of America") is an indirect wholly-owned subsidiary of Bank of America Corporation.

     See "The Pooling and Servicing Agreement" in this free writing prospectus for more information regarding the Sponsor's material roles and duties in this transaction and "The Sponsor" in the prospectus for more information about the Sponsor and its securitization programs.

                             STATIC POOL INFORMATION

     Information concerning the Sponsor's prior residential mortgage loan securitizations involving sub-prime mortgage loans issued by the Depositor is available on the internet at http://www.bofa.com/abfc. The website will also provide information about certain prior securitized pools of sub-prime mortgage loans originated and serviced by Option One.

     Without charge or registration, investors can view on this website the following information for each of those securitizations:

     o    summary initial pool information; and

     o delinquency, cumulative loss, and prepayment information as of each distribution date for the five years preceding the date of first use of this free writing prospectus, with respect to the Sponsor's prior securitized pools of sub-prime mortgage loans, and for five years preceding the date of first use of this free writing prospectus with respect to certain of Option One's prior securitized pools of sub-prime mortgage loans serviced by Option One.

     In the event any changes or updates are made to the information regarding these securitizations available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who


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


writes or calls the Depositor at 214 North Tryon Street, Charlotte, North Carolina 28255, (704) 683-4190, Attention: Luna Nguyen.

     The static pool data available on the Sponsor's website relating to any of the Sponsor's or Option One's mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this free writing prospectus, the prospectus or the Depositor's registration statement.

     This static pool data may have been influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

                                  THE DEPOSITOR

     Asset Backed Funding Corporation is a direct wholly-owned subsidiary of Banc of America Mortgage Capital Corporation and was incorporated in the State of Delaware on July 23, 1997. It is not expected that the Depositor will have any business operations other than offering mortgage pass-through certificates and related activities. The Depositor will have limited obligations and rights under the Pooling and Servicing Agreement after the Closing Date.

     The Depositor maintains its principal executive office at 214 North Tryon Street, Charlotte, North Carolina 28255. Its telephone number is (704) 386-2400.

                               THE ISSUING ENTITY

     The Issuing Entity will be a New York common law trust (the "Trust"), formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The Initial Mortgage Loans will be deposited by the Depositor into the Trust under the Pooling and Servicing Agreement as described under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans" in this free writing prospectus. Any Additional Group 3 Mortgage Loans deposited into the Trust will be transferred by the Depositor pursuant to the Additional Transfer Instruments as described under "The Mortgage Pool--Conveyance of Additional Group 3 Mortgage Loans and the Group 3 Pre-Funding Account" in this free writing prospectus. The Trust will have no officers or directors and no activities or continuing duties other than to hold the assets underlying the Certificates and to issue the Certificates. The fiscal year end of the Trust will be December 31 of each year.

     The Trust will be administered by the Trustee pursuant to the terms of the Pooling and Servicing Agreement as described under "The Trustee" and "The Pooling and Servicing Agreement" in this free writing supplement and under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements" in the prospectus. The Trustee, on behalf of the Trust, is only permitted to take the actions specifically provided in the Pooling and Servicing Agreement prior to an Event of Default. After an Event of Default, the Trustee will take such actions as a prudent person would be required to take under the same circumstances. Under the Pooling and Servicing Agreement, the Trustee on behalf of the Trust will not have the power to issue additional certificates representing interests in the Trust, borrow money on behalf of the Trust or make loans from the assets of the Trust to any person or entity.

     The Issuing Entity, as a common law trust, may not be eligible to be a debtor in a bankruptcy proceeding, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts consider various factors in making a determination as to whether an entity is a business trust, therefor it is not possible to predict with any certainty whether or not the Issuing Entity would be considered a "business trust." In the event of the insolvency or bankruptcy of the Sponsor, the Depositor or any other party to the transaction, it is not anticipated that the trust fund would become a part of the bankruptcy estate or subject to the bankruptcy control of a third party. See "Risk Factors--Special Powers of the FDIC in the Event of Insolvency of the Sponsor Could Delay or Reduce Distributions on the Certificates" and "--Insolvency of the Depositor May Delay or Reduce Collections on Mortgage Loans" in the prospectus.

                                   THE TRUSTEE

     Wells Fargo Bank, National Association ("Wells Fargo Bank") will act as Trustee under the Pooling and Servicing Agreement. Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000+ employees as of December 31, 2005, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     Wells Fargo Bank has provided corporate trust services since 1934. As of June 30, 2006, Wells Fargo Bank acts as a trustee for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations. As of June 30, 2006, Wells Fargo Bank was acting as trustee on more than approximately 1230 series of residential mortgage-backed securities with an aggregate principal balance of approximately $282,142,062,265.

     Under the terms of the Pooling and Servicing Agreement, the Trustee also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, the Trustee is responsible for the preparation and filing of all REMIC tax returns on behalf of the Issuing Entity and the preparation of monthly reports on Form 10-D, current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the Issuing Entity and the Depositor will be required to sign any such monthly or annual reports. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2006, was acting as securities administrator with respect to more than $894,733,136,436 of outstanding residential mortgage-backed securities.

     Wells Fargo Bank is acting as custodian of the mortgage loan files pursuant to the Pooling and Servicing Agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders. Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years. Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of June 30, 2006, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

     Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of any custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

     The Trustee may appoint one or more co-trustees if necessary to comply with the fiduciary requirements imposed by any jurisdiction in which a Mortgaged Property is located. In the case of any appointment of a co-trustee, all rights, powers, duties and obligations conferred or imposed upon the Trustee will be conferred or imposed upon and exercised or performed by the Trustee and the co-trustee jointly, unless the law of a jurisdiction prohibits the Trustee from performing its duties under the Pooling and Servicing Agreement, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion of the Trust in any such jurisdiction) shall be exercised and performed by the co-trustee at the direction of the Trustee.

     See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements" in the prospectus for more information about the Trustee and its obligations and rights


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


(including its right to indemnity and reimbursement in certain circumstances) under the Pooling and Servicing Agreement.

                             THE CREDIT RISK MANAGER

     Clayton Fixed Income Services Inc. (formerly known as The Murrayhill Company), a Colorado corporation, will act as the Credit Risk Manager. In 1997, the Credit Risk Manager created the business of independent, third-party transaction oversight for the fixed income industry. The Credit Risk Manager's credit risk management portfolio consists of more than $1 trillion in original principal balance across more than 400 MBS transactions of various collateral types, including prime, Alt-A, subprime, scratch and dent, manufactured housing, and HELOCs. The Credit Risk Manager's credit risk management process enhances transaction performance through loan-level exception management and transaction oversight.

     The Credit Risk Manager will not be responsible for performing any servicing or administrative functions with respect to the Mortgage Loans, but rather will perform certain advisory functions in accordance with the provisions of the credit risk management agreement with the Servicer. These oversight functions are provided on an exception management basis and aim to identify and monitor problems in the areas of underwriting, collateral, reporting, and servicing of the Mortgage Loans, and may include the monitoring and/or making of recommendations to the Servicer regarding certain Mortgage Loans. The Credit Risk Manager's advice is made in the form of recommendation only, and the Credit Risk Manager does not have the right to direct the Servicer to take any specific course of action. The Servicer may accept or reject a recommendation of the Credit Risk Manager, in its sole discretion.

     The Credit Risk Manager will enter into a consulting Agreement, dated as of the Closing Date, with the Depositor to provide such consulting and advisory services, including monthly prepayment analysis, mortgage insurance claims analysis, realized loss analysis, delinquency review, bankruptcy, repayment, REO and foreclosure analysis, delinquency trends, and periodic servicer reviews.

     The Credit Risk Manager will enter into a credit risk management agreement, dated as of the Closing Date, with the Servicer. The credit risk management agreement requires the Servicer to provide the Credit Risk Manager certain information on the Mortgage Loans and/or access to its servicing personnel.

     The Credit Risk Manager will be entitled to receive the Credit Risk Manager Fee until the termination of the Trust or until its removal by a vote of at least 66-2/3% of the Certificateholders by Voting Rights.

                       THE POOLING AND SERVICING AGREEMENT

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer and the Trustee. The "Trust Fund" created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the Cap Carryover Reserve Account, (v) the Swap Account, (vi) the right to any Net Swap Payment and any Swap Termination Payment made by the Swap Provider and deposited into the Swap Account, (vii) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement, (viii) the rights of the Trustee under the Interest Rate Swap Agreement, (xi) the rights of the Depositor under each Originator Mortgage Loan Purchase Agreement and the Mortgage Loan Purchase Agreements, (x) all of the Depositor's right, title and interest in any Additional Group 3 Mortgage Loan and any rights conveyed by the Depositor to the Trustee under any related Additional Transfer Instrument and
(xi) the amount on deposit in the Group 3 Pre-Funding Account. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Trustee. The prospectus contains important additional information regarding the terms and conditions of the Pooling and Servicing Agreement.


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


Assignment of the Mortgage Loans

     On the Closing Date the Depositor (i) will transfer to the Trust Fund all of its right, title and interest in and to each Initial Mortgage Loan, the related mortgage notes, mortgages and other related documents (to the extent required to be delivered to the Sponsor under the applicable Originator Mortgage Loan Purchase Agreement, collectively, the "Related Documents"), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-off Date and (ii) deposit the Original Group 3 Pre-Funded Amount with the Trustee. The Trustee, concurrently with such transfers, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Schedule will include information such as the Principal Balance of each Initial Mortgage Loan as of the Cut-off Date, its Mortgage Interest Rate as well as other information. The Mortgage Loan Schedule will be supplemented from time to time with information obtained regarding the Additional Group 3 Mortgage Loans from the Additional Transfer Instruments.

     The Pooling and Servicing Agreement will require that the Depositor deliver or cause to be delivered to the Trustee on behalf of the Certificateholders (or a custodian, as the Trustee's agent for such purpose) the mortgage notes endorsed in blank and the Related Documents. In lieu of delivery of original mortgages or mortgage notes, if such original is not available or lost, the Depositor may deliver or cause to be delivered true and correct copies thereof, or, with respect to a lost mortgage note, a lost note affidavit executed by the Sponsor or the related Originator.

     Unless otherwise required by a Rating Agency, assignments of the Mortgage Loans to the Trustee (or its nominee) will not be recorded in any jurisdiction, but will be delivered to the Trustee in recordable form, so that they can be recorded in the event recordation is necessary in connection with the servicing of a Mortgage Loan. In addition, assignments of the Mortgage Loans will not be recorded with respect to any Mortgage which has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee. With respect to any Mortgage which has been recorded in the name of MERS or its designee, no mortgage assignment in favor of the Trustee will be required to be prepared or delivered. Instead, the Servicer will be required to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownerships of mortgages maintained by MERS.

     Within 60 days following the Closing Date, with respect to each Initial mortgage Loan, or within 60 days of the applicable Additional Transfer Date, with respect to each Additional Group 3 Mortgage Loan, the Trustee will review (or cause a custodian to review) the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement to determine if the Related Documents are in its possession, have not been mutilated, damaged or torn, relate to such Mortgage Loans and that certain information set forth in the Mortgage Loan Schedule (such as balance and loan identification number) accurately reflects information set forth in the Mortgage File, and if any Mortgage Loan or Related Document is found not to conform to this review criteria and such defect has a material and adverse effect on the Certificateholders and is not cured within 120 days following notification thereof to the Sponsor (or within 90 days of the earlier of the Sponsor's discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a "qualified mortgage" for REMIC purposes), the Sponsor will be obligated to either (i) substitute for that Mortgage Loan an Eligible Substitute Mortgage Loan; provided, however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify any of the REMICs comprising the Trust Fund as a REMIC or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Mortgage Interest Rate through the end of the calendar month in which the purchase is effected, plus the amount of any unpaid servicing fees (without duplication) and unreimbursed Advances and Servicing Advances made by the Servicer. If, however, a Mortgage Loan is discovered to be defective in a manner that would cause it to be a "defective obligation" within the meaning of Treasury regulations relating to REMICs, the Sponsor will be obligated to cure the defect or make the required purchase or substitution no later than 90 days after the earlier of its discovery or receipt of notification of the defect. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Sponsor to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the related Originator or the Sponsor, as the case may be, will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Purchase Price of the related Defective Mortgage Loan over the Principal Balance (plus one month's interest on such balance) of such Eligible Substitute Mortgage Loan.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the related Originator or the Sponsor, as applicable, for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance) not in excess of the Principal Balance of the Defective Mortgage Loan; (ii) be of the same type (fixed-rate or adjustable-rate) and have a Mortgage Interest Rate not less than the Mortgage Interest Rate of the Defective Mortgage Loan and not more than 2% in excess of the Mortgage Interest Rate of such Defective Mortgage Loan and, with respect to an Adjustable-Rate Mortgage Loan, have the same Index as the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have a Credit Score not less than the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the applicable Originator Mortgage Loan Purchase Agreement and the applicable Mortgage Loan Purchase Agreement (deemed to be made as of the date of substitution); (vi) have a prepayment charge at least equal to that prepayment charge, if any, on the Defective Mortgage Loan; and (vii) have a Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.

     Under the terms of each Originator Mortgage Loan Purchase Agreement, the related Originator made certain representations and warranties regarding the Initial Mortgage Loans (and Option One made certain representations and warranties regarding the Additional Group 3 Mortgage Loans), which will be assigned by the Sponsor to the Depositor, and by the Depositor to the Trustee for the benefit of the Certificateholders. Within 90 days following its discovery of a breach of any representation or warranty that materially or adversely affects the interests of Certificateholders in a Mortgage Loan, or receipt of notice of such breach, the related Originator will be obligated to cure such breach or purchase the affected Mortgage Loan from the Trust for the Purchase Price (or, in certain circumstances, to substitute an Eligible Substitute Mortgage Loan). In addition to the foregoing, if the breach involves an Originator's representation that the Mortgage Loan complies with any and all requirements of federal, state or local law with respect to the origination of such Mortgage Loan, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the Mortgage Loans, the Originator will be obligated to reimburse the Trust for all costs or damages incurred by the Trust as a result of the violation of such representation (such amount, the "Reimbursement Amount").

     Pursuant to the terms of the Mortgage Loan Purchase Agreements, the Sponsor will make to the Depositor (and the Depositor will assign to the Trustee for the benefit of the Certificateholders) only certain limited representations and warranties as of the Closing Date, with respect to the Initial Mortgage Loans, and as of the related Additional Transfer Date, with respect to the Additional Group 3 Mortgage Loans, such as: (i) the accuracy of the Mortgage Loan Schedule;
(ii) the payment and delinquency status of each Mortgage Loan; (iii) at the time of transfer to the Depositor, the Sponsor has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; (iv) each Mortgage Loan complies with any and all requirements of any federal, state or local law with respect to the origination of such Mortgage Loan including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws or disclosure laws applicable to the Mortgage Loans; and (v) each Mortgaged Property securing the Mortgage Loans is in good repair and is undamaged so as not to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises was intended. In the event of a breach of any such representation or warranty that does not constitute a breach of any representation or warranty made by the related Originator as described above, the Sponsor will be obligated in the same matter as the related Originator to cure such breach or purchase the affected Mortgage Loans, as described above. In addition to the foregoing, if a breach of the representation set forth in clause (iv) occurs, the Sponsor will be obligated to remit to the Trust any Reimbursement Amount which the related Originator fails to pay.

     To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both a representation and warranty of the related Originator under the applicable Originator Mortgage Loan Purchase Agreement, and a breach of a representation and warranty of the Sponsor under the applicable Mortgage Loan Purchase Agreement, then the only right or remedy of the Trustee or any Certificateholder will be the Trustee's right to enforce the obligations of the related Originator under the applicable Originator Mortgage Loan Purchase Agreement, and there will be no remedy against the Sponsor for such breaches (other than the Sponsor's obligation to remit to the Trust any Reimbursement Amount which the related Originator fails to pay).

     Mortgage Loans required to be transferred to the related Originator or the Sponsor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

     The Servicer will establish and maintain or cause to be maintained a separate trust account (the "Collection Account") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined below). Upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee or other servicing compensation, reimbursement for Advances and Servicing Advances, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will be required to deposit such amounts in the Collection Account. Amounts so deposited may be invested in certain investments acceptable to the Rating Agencies maturing no later than one business day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account. The Trustee will establish an account (the "Distribution Account") into which the Trustee will deposit, upon receipt on the Servicer Remittance Date preceding each Distribution Date, amounts withdrawn from the Collection Account and remitted to it by the Servicer for distribution to Certificateholders on such Distribution Date and remitted to it by the Servicer. The Distribution Account will be an Eligible Account. Amounts on deposit in the Distribution Account may be invested in eligible investments maturing on or before the business day prior to the related Distribution Date unless invested in investments managed or advised by the Trustee or an affiliate, in which case the eligible investments may mature on the related Distribution Date. The "Servicer Remittance Date" with respect to each Distribution Date will be the 20th day of the month of such Distribution Date (or if such day is not a business day, the preceding business day).

     An "Eligible Account" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" (or the equivalent) by each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and Fitch Ratings (collectively, the "Rating Agencies") at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to eligible investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Offered Certificates.

Advances

     Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced on each Servicer Remittance Date from its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, or a combination of both, an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Collection Period on the Mortgage Loans (other than a Balloon Payment) and that were not received by the related Determination Date and, with respect to Balloon Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "Advance").

     Advances with respect to Mortgage Loans are required to be made only to the extent the Servicer deems them to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required, however, to make any Advances with respect to reductions in the amount of the Monthly Payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state laws. Subject to the recoverability standard above, the Servicer's obligation to make Advances as to any Mortgage Loan will continue until such Mortgage Loan is paid in full by the mortgagor or disposed of by the Trust.

     All Advances will be reimbursable to the Servicer from late collections, insurance proceeds, condemnation proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that the Servicer deems to be nonrecoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds may be reimbursed to the Servicer out of general funds in the Collection Account prior to the distributions on the Certificates. In addition, the Servicer may withdraw from the Collection Account funds that were not included in Available Funds for the preceding Distribution Date to reimburse itself for Advances previously made. In the event the Servicer fails in its obligation to make any such Advance, the Trustee, in its capacity as successor servicer, or a successor servicer appointed by the Trustee, will be obligated to make any such Advance, to the extent required in the Pooling and Servicing Agreement.

     In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "Servicing Advance."

     The Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds, condemnation proceeds and such other amounts the Servicer may collect from the related mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Servicer, in which event reimbursement will be made to the Servicer from general funds in the Collection Account.

     The Pooling and Servicing Agreement may provide that the Servicer, with the consent of the parties to the Pooling and Servicing Agreement, may enter into a facility with any person which provides that such person (an "Advancing Person") may fund Advances and/or Servicing Advances, although no facility may reduce or otherwise affect the Servicer's obligation to fund such Advances and/or Servicing Advances. Any Advances and/or Servicing Advances made by an Advancing Person will be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the Servicer.

Compensation and Payment of Expenses of the Servicer, the Trustee and the Credit Risk Manager

     The principal compensation to the Servicer will be the "Servicing Fee" payable monthly by the Trust equal to 1/12th of the servicing fee rate set forth in the table below (the "Servicing Fee Rate") in respect of its servicing activities for the Certificates. The Servicing Fee will accrue on the aggregate Principal Balance of the Mortgage Loans as of the first day of each month.

     The principal compensation to be paid to the Trustee in respect of its obligations under the Pooling and Servicing Agreement will be earnings on eligible investments of funds on deposit in the Distribution Account.

     The Credit Risk Manager will be entitled to receive a fee (the "Credit Risk Manager Fee") until the termination of the Trust Fund or until its removal by a vote of at least 66-2/3% of the Certificateholders by Voting

Rights. This fee will be paid monthly by the Trust equal to 1/12th of the credit risk manager fee rate (the "Credit Risk Manager Fee Rate"). The Credit Risk Manager Fee will accrue on the aggregate Principal Balance of the Mortgage Loans as of the first day of each month.

      Distribution Dates       Servicing Fee Rate  Credit Risk Manager Fee Rate
------------------------------ ------------------ ------------------------------
 August 2006 through May 2007         0.30%                   0.015%
------------------------------ ------------------ ------------------------------
June 2007 through January 2009        0.40%                   0.015%
------------------------------ ------------------ ------------------------------
 February 2009 and thereafter         0.65%                   0.015%
------------------------------ ------------------ ------------------------------

     Any co-trustee, if applicable, will be paid out of Available Funds prior to any distributions to Certificateholders.

     The Servicing Fee for the Mortgage Loans will be retained by the Servicer out of the interest payments on the Mortgage Loans, prior to remittance to the Trustee or distributions to Certificateholders. The Credit Risk Manager Fee will be paid from the Interest Remittance Amount (as described under "Description of the Certificates--Interest Distributions") to the Credit Risk Manager for its services prior to any distributions to Certificateholders.

     In the event the Trustee succeeds to the role of Servicer, it will be entitled to the same Servicing Fee as the predecessor servicer and if the Trustee appoints a successor servicer under the Pooling and Servicing Agreement, the Trustee may make such arrangements for the compensation of such successor out of the payments on the Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate. As additional servicing compensation, the Servicer is entitled to retain all service-related fees, including assumption fees, modification fees, extension fees, bad check fees, late payment charges and Prepayment Interest Excess, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. The Servicer is obligated to offset any Prepayment Interest Shortfall resulting from a principal prepayment in full on the Mortgage Loans on any Distribution Date (payments made by the Servicer in satisfaction of such obligation, "Compensating Interest") by an amount not in excess of the sum of its Servicing Fee and any Prepayment Interest Excess for such Distribution Date. The Servicer is generally obligated to pay expenses incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, unless these expenses constitute Servicing Advances as described above under "--Advances." These expenses, including the fees of any subservicer hired by the Servicer, will be paid by the Servicer out of its own funds, without reimbursement.

     "Prepayment Interest Excess" with respect to any Distribution Date will be for each Mortgage Loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period beginning on the first day of the calendar month in which such Distribution Date occurs through the Determination Date of the calendar month in which such Distribution Date occurs, an amount equal to interest (to the extent received) at the applicable Mortgage Interest Rate (net of the Servicing Fee Rate) on the amount of such principal prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such prepayment is so applied.

     With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full was applied during the portion of the related Prepayment Period occurring in the prior calendar month or as to which a partial prepayment received during the portion of the related Prepayment Period occurring in the prior calendar month is applied during such prior calendar month, the "Prepayment Interest Shortfall" is an amount equal to the interest at the Mortgage Interest Rate for such Mortgage Loan (net of the Servicing Fee
Rate) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the calendar month in which applied.

     The Trustee is obligated to pay routine ongoing expenses incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement. Those amounts will be paid by the Trustee out of its own funds, without reimbursement.

     The Depositor, the Servicer and the Trustee are entitled to indemnification and reimbursement of certain expenses from the Trust under the Pooling and Servicing Agreement as discussed in the prospectus under the headings "The Depositor," "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Certain Matters Regarding Servicers and the Master Servicer" and "--Certain Matters Regarding the Trustee."

Optional Termination

     The NIMS Insurer, if there is a NIMS Insurer, or if there is no NIMS Insurer, the majority holder of the Class CE Certificates or, if (i) such holder is the Sponsor or is affiliated with the Sponsor or (ii) there is no majority holder of the Class CE Certificates, the Servicer, will have the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates, on any Distribution Date following the Distribution Date on which the aggregate Principal Balance of such Mortgage Loans and REO Properties is 10% or less of the sum of the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the amount deposited in the Group 3 Pre-Funding Account on the Closing Date. The first Distribution Date on which such option could be exercised is referred to herein as the "Optional Termination Date." In the event that the option is exercised, the purchase will be made at a price (the "Termination Price") generally equal to the sum of (x) par plus accrued interest for each Mortgage Loan at the related Mortgage Interest Rate to but not including the first day of the month in which such purchase price is distributed plus the amount of any unpaid Servicing Fees and unreimbursed Advances and Servicing Advances, and (y) any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider Trigger Event pursuant to the Interest Rate Swap Agreement. If any of the parties listed above is subject to regulation by the OCC, the FDIC, the Federal Reserve or the Office of Thrift Supervision, however, such entity may not exercise this option unless the aggregate fair market value of the Mortgage Loans and REO Properties is greater than or equal to the Termination Price. In addition, no option may be exercised until any due and unpaid Reimbursement Amounts have been paid to the Trust. Proceeds from such purchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such purchase of Mortgage Loans and REO Properties will result in the early retirement of the Certificates. Any such optional termination will be permitted only pursuant to a "qualified liquidation" as defined in Section 860F of the Code.

     In connection with the issuance of any net interest margin securities secured by all or a portion of the Class CE and Class P Certificates, a party may agree to refrain from exercising this option while those securities are outstanding.

Events of Servicing Termination

     Events of servicing termination will consist, among other things, of: (i) any failure by the Servicer to deposit in the Collection Account the required amounts or remit to the Trustee for deposit in the Distribution Account any payment which continues unremedied for one business day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; (ii) any failure of the Servicer to make any Advance with respect to a Mortgage Loan or to cover any Prepayment Interest Shortfalls on Mortgage Loans, as described herein, which failure continues unremedied for one business day after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer; (iii) any failure by the Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Servicer has knowledge of such failure or (y) written notice of such failure is given to the Servicer (or a lesser number of days set forth in the Pooling and Servicing Agreement in the case of failure to perform any covenants or agreements relating to the requirements of Regulation AB (17 CFR
229)); or (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations.

Rights upon Event of Servicing Termination

     So long as an event of servicing termination (as defined in the Pooling and Servicing Agreement) remains unremedied, the Trustee may, and at the direction of the holders of the Certificates evidencing not less than 51% of the Voting Rights is required to, terminate all of the rights and obligations of the Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to (or appoint a successor servicer to assume) all of the responsibilities and duties of the Servicer pursuant to the Pooling and Servicing Agreement, including the obligation to make any required Advances and Servicing Advances. No assurance can be given that termination of the rights and obligations of the Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

Voting Rights

     With respect to any date of determination, the percentage of all the Voting Rights allocated among holders of the Certificates (other than the Class CE, Class P, Class R and Class R-X Certificates) will be 98% and will be allocated among the classes of such Certificates in the proportion that the aggregate Certificate Principal Balance of all the Certificates of such class then outstanding bear to the aggregate Certificate Principal Balance of all Certificates then outstanding. With respect to any date of determination, 1% of all the Voting Rights will be allocated to the holders of each of the Class CE and Class P Certificates. The Voting Rights allocated to a class of Certificates will be allocated among all holders of each such class in proportion to the outstanding certificate balances (or percentage interest) of such Certificates. The Class R and Class R-X Certificates will not have any Voting Rights.

     No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates having not less than 51% of the Voting Rights evidenced by the Certificates so agree and have offered indemnity satisfactory to the Trustee.

Amendment

     The Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee, without the consent of the holders of the Certificates, for any of the purposes set forth under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Amendment" in the prospectus or to provide for the rights of a NIMS Insurer, if any, as described under "--Rights of the NIMS Insurer under the Pooling and Servicing Agreement." In addition, the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee and the holders of a majority in interest of any class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of any class of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any class of Certificates without the consent of the holders of such Certificates; (ii) adversely affect in any material respect the interests of the Swap Provider or the holders of any class of Certificates in a manner other than as described in clause (i) above, without the consent of the holders of such class evidencing percentage interests aggregating not less than 51% of the Voting Rights represented by such class; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates. Notwithstanding the foregoing, the Trustee will not consent to any amendment that would result in the imposition of a tax on any REMIC constituting part of the Trust Fund or cause any such REMIC to fail to qualify as a REMIC at any time that the Certificates (other than the Class P Certificates) are outstanding.

Rights of the NIMS Insurer under the Pooling and Servicing Agreement

     After the Closing Date, a separate trust may be established to issue net interest margin securities secured by all or a portion of the Class CE and Class P Certificates. Those net interest margin securities may or may not have the benefit of a financial guaranty insurance policy. If a policy is obtained, the NIMS Insurer that issues that policy will be a third party beneficiary of the Pooling and Servicing Agreement and will have a number of rights under the Pooling and Servicing Agreement, including the following:

     o the right to consent to the Servicer's exercise of its discretion to waive assumption fees, late payment or other charges in connection with a Mortgage Loan or to arrange for the extension of Due Dates for payments due on a mortgage note for no more than 125 days, if the waivers or extensions relate to more than 5% of the Mortgage Loans as of the Cut-off Date;

     o the right to direct the Trustee to terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement relating to the Trust Fund and the assets of the Trust Fund following the occurrence of an event of servicing termination under the Pooling and Servicing Agreement;

     o the right to approve or reject the appointment of any successor servicer other than the Trustee, if the Servicer is required to be replaced and the Trustee is unwilling or unable to act as successor servicer;

     o the right to remove the Trustee or any co-trustee pursuant to the Pooling and Servicing Agreement;

     o the right to direct the Trustee to make investigations and take actions pursuant to the Pooling and Servicing Agreement;

     o the right to consent to any amendment to the Pooling and Servicing Agreement; and

     o the right to purchase all of the Mortgage Loans and REO Properties in the Trust Fund and thereby effect the early retirement of the Certificates under the circumstances set forth under "The Pooling and Servicing Agreement--Optional Termination" in this free writing prospectus.

                         DESCRIPTION OF THE CERTIFICATES

General

     The Certificates will consist of (i) the sixteen classes of Offered Certificates listed in the table beginning on page 7 of this free writing prospectus and (ii) the Class B, Class CE, Class P, Class R and Class R-X Certificates.

     The Offered Certificates will be issuable in the forms and denominations set forth in the table beginning on page 7. The Offered Certificates are not intended to be and should not be directly or indirectly held or beneficially owned in amounts lower than the minimum denominations in the table.

Allocation of Available Funds

     Distributions to holders of each class of Offered Certificates will be made on each Distribution Date from Available Funds. "Available Funds" will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable to the Servicer, including amounts in respect of indemnification of the Servicer, the Servicing Fee and any accrued and unpaid Servicing Fee, amounts payable to the Trustee and the Credit Risk Manager in respect of certain expenses and indemnification and any amounts payable to the Swap Provider (including any Net Swap Payment owed to the Swap Provider and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event): (i) the aggregate amount of Monthly Payments on the Mortgage Loans due during the related Collection Period and received by the Servicer on or prior to the related Determination Date, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments (but excluding any prepayment charges and Prepayment Interest Excess), insurance proceeds, Subsequent Recoveries, condemnation proceeds and liquidation proceeds, net of certain expenses, received during the related Prepayment Period, (iii) payments from the Servicer in connection with Advances and Compensating Interest for such Distribution Date, (iv) the Purchase Price for any repurchased Mortgage Loan deposited to the Collection Account during the related Prepayment Period, (v) any Substitution Adjustments deposited in the Collection Account during the related Prepayment Period, (vi) any Reimbursement Amount deposited to the Collection Account during the related Prepayment Period, (vii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination Price and (viii) at the end of the Funding Period, any excess amounts transferred from the Group 3 Pre-Funding Account.

Interest Distributions

     On each Distribution Date, based upon the information provided to it in a remittance report prepared by the Servicer, the Trustee will distribute the Interest Remittance Amount in the following order of priority to the extent available:

     first, to the Credit Risk Manager, the Credit Risk Manager Fee;

     second, concurrently, as follows:

               (1) from the Group 1 Interest Remittance Amount to the Class A-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

               (2) from the Group 2 Interest Remittance Amount to the Class A-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

               (3) concurrently, from the Group 3 Interest Remittance Amount to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, the applicable Accrued Certificate Interest thereon for such Distribution Date;

     third, concurrently, as follows:

               (1) from the Group 1 Interest Remittance Amount to the Class A-1 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date;

               (2) from the Group 2 Interest Remittance Amount to the Class A-2 Certificates, the Interest Carry Forward Amount thereon for such Distribution Date; and

               (3) concurrently, from the Group 3 Interest Remittance Amount to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, the applicable Interest Carry Forward Amount thereon for such Distribution Date;

     fourth, concurrently, as follows:

               (1) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 2 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

               (2) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Accrued Certificate Interest for such Distribution Date in priority second above, from the remaining Group 1 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date; and

               (3) if the Group 3 Interest Remittance Amount is insufficient to pay the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates' applicable Accrued Certificate Interest for such Distribution Date in priority second above, concurrently, from the remaining Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, to cover such shortfall for such Distribution Date;

     fifth, concurrently, as follows:

               (1) if the Group 1 Interest Remittance Amount is insufficient to pay the Class A-1 Certificates' Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 2 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-1 Certificates, to cover such shortfall for such Distribution Date;

               (2) if the Group 2 Interest Remittance Amount is insufficient to pay the Class A-2 Certificates' Interest Carry Forward Amount for such Distribution Date in priority third above, from the remaining Group 1 Interest Remittance Amount and Group 3 Interest Remittance Amount, to the Class A-2 Certificates, to cover such shortfall for such Distribution Date; and

               (3) if the Group 3 Interest Remittance Amount is insufficient to pay the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates' applicable Interest Carry Forward Amount for such Distribution Date in priority third above, concurrently, from the remaining Group 1 Interest Remittance Amount and Group 2 Interest Remittance Amount, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, to cover such shortfall for such Distribution Date;

     sixth, to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     seventh, to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     eighth, to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     ninth, to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     tenth, to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     eleventh, to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     twelfth, to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     thirteenth, to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     fourteenth, to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     fifteenth, to the Class B Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

     sixteenth, the amount, if any, of the Interest Remittance Amount remaining after application with respect to the priorities set forth above which is defined below as the "Monthly Excess Interest Amount" for such Distribution Date, will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

     "Accrued Certificate Interest" for each Class of Offered Certificates and the Class B Certificates and each Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Certificate Principal Balance of such class of Certificates, minus each class's Interest Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

     The "Group 1 Interest Remittance Amount" means as of any Distribution Date, the excess of:

     (A) the sum, without duplication, of:

          (i) all interest collected or advanced with respect to the related Collection Period on the group 1 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances with respect to such Mortgage Loans as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement);

          (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the group 1 Mortgage Loans;

          (iii) the portion of any payment in connection with any principal prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the group 1 Mortgage Loans received during the related Prepayment Period; and

          (iv) the portion of any Reimbursement Amount relating to interest on the group 1 Mortgage Loans received during the related Prepayment Period;

     over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event) multiplied by (y) a fraction, the numerator of which is the aggregate Principal Balance of the group 1 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Group 2 Interest Remittance Amount" means as of any Distribution Date, the excess of

     (A) the sum, without duplication, of:

          (i) all interest collected or advanced with respect to the related Collection Period on the group 2 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances with respect to such Mortgage Loans as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement);

          (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the group 2 Mortgage Loans,

          (iii) the portion of any payment in connection with any principal prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the group 2 Mortgage Loans received during the related Prepayment Period; and

          (iv) the portion of any Reimbursement Amount relating to interest on the group 2 Mortgage Loans received during the related Prepayment Period;

     over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event) multiplied by (y) a fraction, the numerator of which is the aggregate Principal Balance of the group 2 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Group 3 Interest Remittance Amount" means as of any Distribution Date, the excess of

     (A) the sum, without duplication, of:

          (i) all interest collected or advanced with respect to the related Collection Period on the group 3 Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date (less the Servicing Fee for such Mortgage Loans, certain amounts available for reimbursement of Advances and Servicing Advances with respect to such Mortgage Loans as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement);

          (ii) all Compensating Interest paid by the Servicer on such Distribution Date with respect to the group 3 Mortgage Loans,

          (iii) the portion of any payment in connection with any principal prepayment (other than any Prepayment Interest Excess), substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the group 3 Mortgage Loans received during the related Prepayment Period; and

          (iv) the portion of any Reimbursement Amount relating to interest on the group 3 Mortgage Loans received during the related Prepayment Period;

     over (B) the product of (x) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to


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


the Swap Provider resulting from a Swap Provider Trigger Event) multiplied by
(y) a fraction, the numerator of which is the aggregate Principal Balance of the group 3 Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Interest Accrual Period" for any Distribution Date and each class of Offered Certificates and the Class B Certificates will be the period from and including the preceding Distribution Date, or in the case of the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date, and calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.

     The "Interest Carry Forward Amount" means for any class of Offered Certificates and the Class B Certificates and any Distribution Date, the sum of
(a) the excess, if any, of the Accrued Certificate Interest for such Distribution Date over the amount in respect of interest actually distributed on such class for such Distribution Date, (b) any remaining unpaid Interest Carry Forward Amount from prior Distribution Dates and (c) interest on such remaining Interest Carryforward Amount referred to in clause (b) at the applicable Certificate Interest Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

     The "Interest Percentage" is, with respect to any class of Offered Certificates and the Class B Certificates and any Distribution Date, the ratio (expressed as a decimal carried to six places) of the Accrued Certificate Interest for such class to the Accrued Certificate Interest for all classes of Offered Certificates and the Class B Certificates, in each case for that Distribution Date and without regard to shortfalls caused by the Relief Act or similar state laws.

     The "Interest Remittance Amount" means as of any Distribution Date, the sum of the Group 1 Interest Remittance Amount, the Group 2 Interest Remittance Amount and the Group 3 Interest Remittance Amount.

Principal Distributions

     For any Distribution Date (a) before the Stepdown Date or (b) as to which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Certificate Principal Balances of the Certificates in the following order of priority:

     first, concurrently, as follows:

               (i) the Group 1 Senior Principal Distribution Amount to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (ii) the Group 2 Senior Principal Distribution Amount to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (iii) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, the Group 3 Senior Principal Distribution Amount, as follows:

                         (1) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (2) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (3) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (b) with respect to any Distribution Date on or after the
               Subordination Depletion Date, concurrently, the Group 3 Senior Principal Distribution Amount to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

     second, concurrently, as follows:

               (i) the Group 1 Senior Principal Distribution Amount remaining after priority first above, pro rata, as follows:

               (a) to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (b) (1) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, as follows:

                         (A) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (B) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (C) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (2) with respect to any Distribution Date on or after the
               Subordination Depletion Date, concurrently, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

               (ii) the Group 2 Senior Principal Distribution Amount remaining after priority first above, pro rata, as follows:

               (a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (b) (1) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, as follows:

                         (A) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (B) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (C) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (2) with respect to any Distribution Date on or after the
               Subordination Depletion Date, concurrently, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

               (iii) the Group 3 Senior Principal Distribution Amount remaining after priority first above, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

     third, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     sixth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     tenth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     eleventh, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     twelfth, to the Class B Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

     thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "--Application of Monthly Excess Cashflow Amounts."

     For any Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Certificate Principal Balances of the Certificates in the following order of priority:

     first, concurrently, as follows:

               (i) the Group 1 Senior Principal Distribution Amount to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (ii) the Group 2 Senior Principal Distribution Amount to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

               (iii) (a) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, the Group 3 Senior Principal Distribution Amount, as follows:

                         (1) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (2) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (3) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

               (b) with respect to any Distribution Date on or after the Subordination Depletion Date, concurrently, the Group 3 Senior Principal Distribution Amount to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero;

     second, concurrently, as follows:

               (i) the Group 1 Senior Principal Distribution Amount remaining after priority first above, pro rata, as follows:

                    (a) to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first above; and

                    (b) (1) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, up to an amount equal to the Group 3 Senior Principal Distribution Amount not paid pursuant to priority first above, as follows:

                         (A) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (B) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (C) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (2) with respect to any Distribution Date on or after the
               Subordination Depletion Date, concurrently, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, up to an amount equal to the Group 3 Senior Principal Distribution Amount not paid pursuant to priority first above, until the Certificate Principal Balances thereof have been reduced to zero;

               (ii) the Group 2 Senior Principal Distribution Amount remaining after priority first above, pro rata, as follows:

                    (a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first above;

                    (b) (1) with respect to any Distribution Date prior to the Subordination Depletion Date, sequentially, up to an amount equal to the Group 3 Senior Principal Distribution Amount not paid pursuant to priority first above, as follows:

                         (A) sequentially, to the Class A-3A and Class A-3B
                    Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

                         (B) concurrently, to the Class A-3C1 and Class A-3C2
                    Certificates, pro rata, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (C) to the Class A-3D Certificates, until the
                    Certificate Principal Balance thereof has been reduced to zero; and

                    (2) with respect to any Distribution Date on or after the
               Subordination Depletion Date, concurrently, to the Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata, up to an amount equal to the Group 3 Senior Principal Distribution Amount not paid pursuant to priority first above until the Certificate Principal Balances thereof have been reduced to zero;

               (iii) the Group 3 Senior Principal Distribution Amount remaining after priority first above, pro rata, as follows:

                    (a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to an amount equal to the Group 1 Senior Principal Distribution Amount not paid pursuant to priority first above; and

                    (b) to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, up to an amount equal to the Group 2 Senior Principal Distribution Amount not paid pursuant to priority first above;

     third, to the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     fourth, to the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     fifth, to the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;


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


     sixth, to the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     seventh, to the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     eighth, to the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     ninth, to the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     tenth, to the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     eleventh, to the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

     twelfth, to the Class B Certificates, up to the Class B Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

     thirteenth, any remaining Principal Distribution Amount will be distributed as part of the Monthly Excess Cashflow Amount as described below under "--Application of Monthly Excess Cashflow Amounts."

     For purposes of the foregoing, the following terms will have the respective meanings set forth below.

     The "Certificate Principal Balance" with respect to any class of Certificates (other than the Class CE, Class P, Class R and Class R-X Certificates, which have no Certificate Principal Balance) and any Distribution Date, will equal the principal balance of that class on the date of the initial issuance of the Certificates as reduced, but not below zero, by:

     o all amounts distributed on previous Distribution Dates on that class on account of principal; and

     o any Applied Realized Loss Amounts allocated to that class for previous Distribution Dates;

and increased by:

     o any Subsequent Recoveries allocated to that class for previous Distribution Dates.

     "Class M-1 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 55.80% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-2 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 66.00% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-3 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 69.70% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-4 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 74.00% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-5 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date)and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 77.90% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-6 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution

Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution
Date) and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 80.90% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-7 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 84.70% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-8 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the product of (i) approximately 87.00% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class M-9 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 89.80% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Class B Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the Certificate Principal Balances of the Senior Certificates (after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (vi) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (ix) the Certificate Principal Balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (xi) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the product of (i) approximately 93.50% and (ii) the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) the amount by which the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (i) 0.50% and (ii) the sum of (a) the Pool Balance on the Cut-off Date and (b) the Original Group 3 Pre-Funded Amount.

     "Credit Enhancement Percentage" for any class of Certificates and any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the class or classes of Certificates with a lower distribution priority than such class before taking into account the distribution of the


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Principal Distribution Amount on such Distribution Date and (ii) the
Overcollateralization Amount after taking into account the distribution of the Principal Distribution Amount as of the prior Distribution Date by (y) the sum of the (i) Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (ii) any amount remaining in the Group 3 Pre-Funding Account.

     "Extra Principal Distribution Amount" means as of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for that Distribution Date and (y) the Overcollateralization Deficiency for that Distribution Date.

     "Group 1 Principal Percentage" means for any Distribution Date and the Group 1 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the group 1 Mortgage Loans for such Distribution Date, and the denominator of which is equal to the Principal Remittance Amount for such Distribution Date.

     "Group 1 Senior Principal Distribution Amount" means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 1 Principal Percentage of the Principal Distribution Amount (excluding any amount included in the Principal Distribution Amount pursuant to clause
(iii) of the definition thereof) and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the Certificate Principal Balance of the Group 1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) approximately 45.20% and (2) the aggregate Principal Balance of the group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the group 1 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the group 1 Mortgage Loans on the Cut-off Date.

     "Group 2 Principal Percentage" means for any Distribution Date and the Group 2 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the group 2 Mortgage Loans for that Distribution Date, and the denominator of which is equal to the Principal Remittance Amount for that Distribution Date.

     "Group 2 Senior Principal Distribution Amount" means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the Group 2 Principal Percentage of the Principal Distribution Amount (excluding any amount included in the Principal Distribution Amount pursuant to clause
(iii) of the definition thereof) and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the aggregate Certificate Principal Balance of the Group 2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) approximately 45.20% and (2) the aggregate Principal Balance of the group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and (y) the amount by which the aggregate Principal Balance of the group 2 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of
(1) 0.50% and (2) the aggregate Principal Balance of the group 2 Mortgage Loans on the Cut-off Date.

     "Group 3 Principal Percentage" means for any Distribution Date and the Group 3 Certificates, the percentage equivalent to a fraction, the numerator of which is the Principal Remittance Amount allocable to the group 3 Mortgage Loans for that Distribution Date, and the denominator of which is equal to the Principal Remittance Amount for that Distribution Date.

     "Group 3 Senior Principal Distribution Amount" means as of any Distribution Date (i) before the Stepdown Date or as to which a Trigger Event is in effect, the sum of (a) the Group 3 Principal Percentage of the Principal Distribution Amount (excluding any amount included in the Principal Distribution Amount pursuant to clause (iii) of the definition thereof) and (b) on the Distribution Date immediately following the end of the Funding Period, any amount remaining in the Group 3 Pre-Funding Account after giving effect to any purchase of Additional Group 3 Mortgage Loans and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the sum of (a) the excess of (I) the aggregate Certificate Principal Balance of the Group 3 Certificates immediately prior to that Distribution Date over (II) the lesser of (x) the product of (1) approximately 45.20% and (2) the sum of (A) the aggregate Principal Balance of the group 3 Mortgage Loans as of the last day of the related Collection Period after


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giving effect to principal prepayments in the related Prepayment Period and (B)
any amounts remaining in the Group 3 Pre-Funding Account and (y) the amount by which the aggregate Principal Balance of the group 3 Mortgage Loans as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period exceeds the product of (1) 0.50% and (2) the sum of (A) the aggregate Principal Balance of the group 3 Mortgage Loans on the Cut-off Date and (B) the Original Group 3 Pre-Funded Amount and (b) on the Distribution Date immediately following the end of the Funding Period, any amount remaining in the Group 3 Pre-Funding Account after giving effect to any purchase of Additional Group 3 Mortgage Loans.

     "Overcollateralization Amount" means as of any Distribution Date the excess, if any, of (x) the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any funds on deposit in the Group 3 Pre-Funding Account on the related Determination Date over (y) the aggregate Certificate Principal Balance of all classes of Certificates (after taking into account all distributions of principal on that Distribution Date and the increase of any Certificate Principal Balance as a result of Subsequent Recoveries).

     "Overcollateralization Deficiency" means as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount over (y) the Overcollateralization Amount for that Distribution Date, calculated for this purpose after taking into account the reduction on that Distribution Date of the Certificate Principal Balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal Distribution Amount) on that Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on that Distribution Date.

     "Overcollateralization Release Amount" means with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for that Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for that Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on that Distribution Date over (ii) the Targeted Overcollateralization Amount. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

     "Principal Distribution Amount" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any), (ii) the Extra Principal Distribution Amount, if any and (iii) with respect to the Distribution Date in September 2006, the amount, if any, remaining in the Group 3 Pre-Funding Account.

     "Principal Remittance Amount" means with respect to any Distribution Date, the amount equal to the excess of :

     (A) the sum (less certain amounts available for reimbursement of Advances and Servicing Advances as described above under "The Pooling and Servicing Agreement--Advances" and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement) of the following amounts (without duplication) with respect to the Mortgage Loans:

          (i) each payment of principal on a Mortgage Loan due during the immediately preceding Collection Period and received by the Servicer on or prior to the Determination Date for that Distribution Date, including any Advances with respect thereto;

          (ii) all full and partial principal prepayments received by the Servicer during the related Prepayment Period;

          (iii) the insurance proceeds, Subsequent Recoveries and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period;

          (iv) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to that Prepayment Period; and


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          (v) any Substitution Adjustments received during the related
     Prepayment Period, (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price in respect of principal;

     over (B) to the extent any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider but excluding any Swap Termination Payment owed to the Swap Provider resulting from a Swap Provider Trigger Event) exceed the Interest Remittance Amount for such Distribution Date (without giving effect to clause (B) of the definitions of "Group 1 Interest Remittance Amount," "Group 2 Interest Remittance Amount" and "Group 3 Interest Remittance Amount"), the amount of such excess.

      "Senior Principal Distribution Amount" means as of any Distribution Date, the sum of the Group 1 Senior Principal Distribution Amount, the Group 2 Senior Principal Distribution Amount and the Group 3 Senior Principal Distribution Amount.

      "60+ Day Delinquent Loan" means each Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to an REO Property.

     "Stepdown Date" means the earlier to occur of (i) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date in August 2009 and (y) the Distribution Date on which the Credit Enhancement Percentage for the Senior Certificates is greater than or equal to 54.80%.

     "Subordination Depletion Date" means the Distribution Date on which (i) the sum of the aggregate Certificate Principal Balances of the Class M Certificates and the Certificate Principal Balance of the Class B Certificates is reduced to zero and (ii) the Overcollateralization Amount is reduced to zero.

      "Subsequent Recovery" means any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior month. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution Date relating to the Prepayment Period in which received and distributed in accordance with the priorities described above. In addition, after giving effect to all distributions on a Distribution Date, the Unpaid Realized Loss Amount for the class of Subordinated Certificates then outstanding with the highest distribution priority will be decreased by the amount of Subsequent Recoveries until reduced to zero (with any remaining Subsequent Recoveries applied to reduce the Unpaid Realized Loss Amount of the class with the next highest distribution priority), and the Certificate Principal Balance of such class or classes of Subordinated Certificates will be increased by the same amount.

     "Targeted Overcollateralization Amount" means as of any Distribution Date,
(x) prior to the Stepdown Date, approximately 3.25% of the sum of (i) the Pool Balance of the Initial Mortgage Loans on the Cut-off Date and (ii) the amount on deposit in the Group 3 Pre-Funding Account on the Closing Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred, the greater of
(a) approximately 6.50% of the sum of the Pool Balance as of the last day of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amounts remaining in the Group 3 Pre-Funding Account and (b) 0.50% of the sum of (I) the Pool Balance of the Initial Mortgage Loans on the Cut-off Date and (II) the amount on deposit in the Group 3 Pre-Funding Account on the Closing Date and (ii) if a Trigger Event has occurred, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.


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     A "Trigger Event" has occurred on a Distribution Date if:

     (i) the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the Pool Balance as of the last day of the related Collection Period) equals or exceeds the applicable percentages of the Credit Enhancement Percentage as set forth below for the most senior class of Class A, Class M and Class B Certificates then outstanding;

                       Class                     Percentage
               ----------------------            ----------
               Class A Certificates                 29.20%
               Class M-1 Certificates               36.20%
               Class M-2 Certificates               47.06%
               Class M-3 Certificates               52.81%
               Class M-4 Certificates               61.53%
               Class M-5 Certificates               72.40%
               Class M-6 Certificates               83.77%
               Class M-7 Certificates              104.57%
               Class M-8 Certificates              123.08%
               Class M-9 Certificates              156.86%
               Class B Certificates                246.15%


     or (ii) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period (reduced by the aggregate amount of Subsequent Recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the Pool Balance of the Initial Mortgage Loans on the Cut-off Date plus the Original Group 3 Pre-Funded Amount exceeds the applicable percentages set forth below with respect to that Distribution Date:


Distribution Date Occurring In                     Percentage
-------------------------------  -----------------------------------------------
 August 2008 through July 2009    1.70% for the first month, plus an additional
                                    1/12th of 2.10% for each month thereafter
 August 2009 through July 2010    3.80% for the first month, plus an additional
                                    1/12th of 2.15% for each month thereafter
 August 2010 through July 2011    5.95% for the first month, plus an additional
                                    1/12th of 1.70% for each month thereafter
 August 2011 through July 2012    7.65% for the first month, plus an additional
                                    1/12th of 0.85% for each month thereafter
  August 2012 and thereafter                          8.50%

Allocation of Losses

     A "Realized Loss" is:

     o as to any Liquidated Mortgage Loan, its unpaid Principal Balance less the net proceeds from the liquidation of, and any insurance proceeds from, that Mortgage Loan and the related Mortgaged Property which are applied to the Principal Balance of that Mortgage Loan.

     o    as to any Mortgage Loan, a Deficient Valuation.

     o as to any Mortgage Loan, a reduction in its Principal Balance resulting from a Servicer Modification.

     A "Liquidated Mortgage Loan" is any defaulted Mortgage Loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of the Mortgage Loan have been recovered.

     A Realized Loss may result from the personal bankruptcy of a mortgagor if the bankruptcy court establishes the value of the Mortgaged Property at an amount less than the then outstanding Principal Balance of the Mortgage


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Loan secured by that Mortgaged Property and reduces the secured debt to such value. In such case, the Trust, as the holder of the Mortgage Loan, would become an unsecured creditor to the extent of the difference between the outstanding Principal Balance of the Mortgage Loan and the reduced secured debt (the difference, a "Deficient Valuation").

     If a Mortgage Loan is in default, or if default is reasonably foreseeable, the Servicer may permit a modification of the Mortgage Loan to reduce its Principal Balance and/or extend its term to a term not longer than the latest maturity date of any other Mortgage Loan (any such modification, a "Servicer Modification"). Any such principal reduction will constitute a Realized Loss at the time of the reduction. An extension of the term will not result in a Realized Loss unless coupled with a principal reduction.

     Realized Losses will, in effect, be absorbed first by the Class CE Certificates, through the application of the Monthly Excess Cashflow Amount to fund the deficiency, as well as through a reduction in the Overcollateralization Amount.

     If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date and the increase of any Certificate Principal Balances as a result of Subsequent Recoveries, the aggregate Certificate Principal Balance of the Certificates exceeds the sum of the Pool Balance as of the end of the related Collection Period after giving effect to principal prepayments in the related Prepayment Period and any amount in the Group 3 Pre-Funding Account, the resulting excess (the "Applied Realized Loss Amount") will be allocated sequentially to the Class B, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, until their respective Certificate Principal Balances are reduced to zero. The Certificate Principal Balances of the Senior Certificates will not be reduced by any Applied Realized Loss Amounts; however, under certain loss scenarios, there will not be enough interest and principal on the Mortgage Loans to pay the Senior Certificates all interest and principal amounts to which they are entitled. Any reduction of a Certificate Principal Balance will not be reversed or reinstated (except in the case of Subsequent Recoveries). However, on future Distribution Dates, Certificateholders of the related class may receive Realized Loss Amortization Amounts as described below or from the Swap Account, according to the priorities set forth under "--Interest Rate Swap Agreement, the Swap Provider and the Swap Account" below. These subsequent payments will be applied sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates.

Application of Monthly Excess Cashflow Amounts

     The weighted average Net Mortgage Interest Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Certificate Interest Rates on the Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Certificates. This excess interest for a Collection Period, together with interest on the Overcollateralization Amount itself, is the "Monthly Excess Interest Amount."

     The "Net Mortgage Interest Rate" for each Mortgage Loan is the applicable Mortgage Interest Rate less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

     If Realized Losses occur that are not covered by the Monthly Excess Cashflow Amount, these Realized Losses will result in an Overcollateralization Deficiency (since they will reduce the Pool Balance without giving rise to a corresponding reduction of the aggregate Certificate Principal Balance of the Certificates). The cashflow priorities in this situation increase the Extra Principal Distribution Amount (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

     On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "stepdown." If the Targeted Overcollateralization Amount is permitted to stepdown on a Distribution Date, the cashflow priorities of this transaction permit a portion of the Principal Remittance Amount for that Distribution Date not to be passed through as a distribution of principal on the Certificates on that Distribution Date. This has the effect of decelerating the amortization of the Certificates relative to the Pool Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower


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Targeted Overcollateralization Amount. This portion of the Principal Remittance
Amount not distributed as principal on the Certificates therefore releases a limited portion of the overcollateralization from the Trust Fund.

     On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Certificates is the "Monthly Excess Cashflow Amount," which is required to be applied in the following order of priority (the "Monthly Excess Cashflow Allocation") on that Distribution Date:

          (i) to the Senior Certificates, pro rata, any remaining Accrued Certificate Interest for such classes for that Distribution Date;

          (ii) to the Senior Certificates, pro rata, any Interest Carry Forward Amounts for such classes for that Distribution Date;

          (iii) to the Class M-1 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (iv) to the Class M-1 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (v) to the Class M-1 Certificates, any Class M-1 Realized Loss Amortization Amount for that Distribution Date;

          (vi) to the Class M-2 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (vii) to the Class M-2 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (viii) to the Class M-2 Certificates, any Class M-2 Realized Loss Amortization Amount for that Distribution Date;

          (ix) to the Class M-3 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (x) to the Class M-3 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xi) to the Class M-3 Certificates, any Class M-3 Realized Loss Amortization Amount for that Distribution Date;

          (xii) to the Class M-4 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xiii) to the Class M-4 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xiv) to the Class M-4 Certificates, any Class M-4 Realized Loss Amortization Amount for that Distribution Date;

          (xv) to the Class M-5 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xvi) to the Class M-5 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xvii) to the Class M-5 Certificates, any Class M-5 Realized Loss Amortization Amount for that Distribution Date;


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


          (xviii) to the Class M-6 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xix) to the Class M-6 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xx) to the Class M-6 Certificates, any Class M-6 Realized Loss Amortization Amount for that Distribution Date;

          (xxi) to the Class M-7 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xxii) to the Class M-7 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xxiii) to the Class M-7 Certificates, any Class M-7 Realized Loss Amortization Amount for that Distribution Date;

          (xxiv) to the Class M-8 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xxv) to the Class M-8 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xxvi) to the Class M-8 Certificates, any Class M-8 Realized Loss Amortization Amount for that Distribution Date;

          (xxvii) to the Class M-9 Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xxviii) to the Class M-9 Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xxix) to the Class M-9 Certificates, any Class M-9 Realized Loss Amortization Amount for that Distribution Date;

          (xxx) to the Class B Certificates, any remaining Accrued Certificate Interest thereon for that Distribution Date;

          (xxxi) to the Class B Certificates, any Interest Carry Forward Amount thereon for that Distribution Date;

          (xxxii) to the Class B Certificates, any Class B Realized Loss Amortization Amount for that Distribution Date;

          (xxxiii) to the Cap Carryover Reserve Account, an amount equal to the aggregate of any Cap Carryover Amounts for such Distribution Date;

          (xxxiv) to the Swap Provider, any Swap Termination Payments resulting from a Swap Provider Trigger Event; and

          (xxxv) to the Class CE Certificates, in the amounts specified in the Pooling and Servicing Agreement.

     For purposes of the foregoing, the following terms will have the respective meanings set forth below.

     "Class M-1 Realized Loss Amortization Amount" means as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-1 Certificates as of that


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Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (iv) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-2 Realized Loss Amortization Amount" means as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-2 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (vii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-3 Realized Loss Amortization Amount" means as to the Class M-3 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-3 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (x) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-4 Realized Loss Amortization Amount" means as to the Class M-4 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-4 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xiii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-5 Realized Loss Amortization Amount" means as to the Class M-5 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-5 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xvi) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-6 Realized Loss Amortization Amount" means as to the Class M-6 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-6 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xix) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-7 Realized Loss Amortization Amount" means as to the Class M-7 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-7 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-8 Realized Loss Amortization Amount" means as to the Class M-8 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-8 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxv) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class M-9 Realized Loss Amortization Amount" means as to the Class M-9 Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class M-9 Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxviii) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Class B Realized Loss Amortization Amount" means as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Unpaid Realized Loss Amount for the Class B Certificates as of that Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the amounts described in clauses (i) through (xxxi) of the Monthly Excess Cashflow Allocation for that Distribution Date.

     "Realized Loss Amortization Amount" means each of the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-3 Realized Loss Amortization Amount, the Class M-4 Realized Loss Amortization Amount, the Class M-5 Realized Loss Amortization Amount, the Class M-6 Realized Loss Amortization Amount, the Class M-7 Realized Loss Amortization Amount, the Class M-8 Realized Loss Amortization Amount, the Class M-9 Realized Loss Amortization Amount and the Class B Realized Loss Amortization Amount.

     "Unpaid Realized Loss Amount" means for any class of Subordinated Certificates and as to any Distribution Date, the excess of (x) the cumulative amount of related Applied Realized Loss Amounts allocated to that class for


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all prior Distribution Dates, as described under "--Allocation of Losses" above, over (y) the sum of (a) the cumulative amount of any Subsequent Recoveries allocated to that class and (b) the cumulative amount of related Realized Loss Amortization Amounts for that class for all prior Distribution Dates.

Certificate Interest Rates

     Interest for each Distribution Date will accrue on the Offered Certificates and the Class B Certificates during the related Interest Accrual Period at a per annum rate (the "Certificate Interest Rate") equal to the least of (i) One-Month LIBOR plus the applicable certificate margin set forth in the table beginning on page 7, (ii) the applicable Maximum Rate Cap (the lesser of (i) and (ii) for each such class, the "Pass-Through Rate") and (iii) the applicable Cap for such Distribution Date. During each Interest Accrual Period relating to the Distribution Dates after the Optional Termination Date, each of the certificate margins will be "stepped-up" to the applicable margin set forth in the table beginning on page 7 if the optional termination right is not exercised.

     The "Group 1 Cap" for any Distribution Date and for the Group 1 Certificates will be (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the group 1 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Group 1 Maximum Rate Cap" for any Distribution Date and for the Group 1 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the group 1 Mortgage Loans, weighted on the basis of the Principal Balances of the group 1 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

     The "Group 2 Cap" for any Distribution Date and for the Group 2 Certificates will be (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the group 2 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Group 2 Maximum Rate Cap" for any Distribution Date and for the Group 2 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the group 2 Mortgage Loans, weighted on the basis of the Principal Balances of the group 2 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger


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Event), and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

     The "Group 3 Cap" for any Distribution Date and for the Group 3 Certificates will be (a) a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Interest Rates for the group 3 Mortgage Loans, weighted on the basis of the Principal Balances of the group 3 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) the Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) and the denominator of which is the Pool Balance as of the first day of the related Collection Period.

     The "Group 3 Maximum Rate Cap" for any Distribution Date and for the Group 3 Certificates will be a (a) per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Maximum Mortgage Interest Rates for the group 3 Mortgage Loans, weighted on the basis of the Principal Balances of the group 3 Mortgage Loans as of the first day of the related Collection Period minus (b) a percentage, expressed as a per annum rate (subject to an adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is the sum of (i) any Net Swap Payment owed to the Swap Provider and (ii) any Swap Termination Payment owed to the Swap Provider (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period plus (c) a percentage, expressed as a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period), calculated as a fraction, the numerator of which is equal to any Net Swap Payment made by the Swap Provider and the denominator of which is equal to the Pool Balance as of the first day of the related Collection Period.

     The "Pool Cap" for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Group 1 Cap, the Group 2 Cap and the Group 3 Cap, weighted on the basis of the related Group Subordinate Amount.

     The "Pool Maximum Rate Cap" for any Distribution Date and for the Class M and Class B Certificates will be a per annum rate equal to the weighted average of the Group 1 Maximum Rate Cap, the Group 2 Maximum Rate Cap and the Group 3 Maximum Rate Cap, weighted on the basis of the related Group Subordinate Amount.

     Each of the Group 1 Cap, the Group 2 Cap, the Group 3 Cap and the Pool Cap are sometimes referred to in this free writing prospectus as a "Cap" and each of the Group 1 Maximum Rate Cap, the Group 2 Maximum Rate Cap, the Group 3 Maximum Rate Cap and the Pool Maximum Rate Cap are sometimes referred to in this free writing prospectus as a "Maximum Rate Cap."

     The "Net Maximum Mortgage Interest Rate" for each Adjustable-Rate Mortgage Loan is the applicable Maximum Mortgage Interest Rate and for each Fixed-Rate Mortgage Loan is the Mortgage Interest Rate for such Mortgage Loan, in each case less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee Rate.

     The "Group Subordinate Amount" for any Distribution Date and (i) the group 1 Mortgage Loans, will be equal to the excess of the aggregate Principal Balance of the group 1 Mortgage Loans as of the first day of the related Collection Period over the Certificate Principal Balance of the Group 1 Certificates immediately prior to that Distribution Date, (ii) the group 2 Mortgage Loans, will be equal to the excess of the aggregate Principal Balance of the group 2 Mortgage Loans as of the first day of the related Collection Period over the Certificate Principal Balance of the Group 2 Certificates immediately prior to that Distribution Date and (iii) the group 3 Mortgage Loans, will be equal to the excess of (a) the sum of the aggregate Principal Balance of the group 3 Mortgage Loans as of the first day of the related Collection Period and the amount (if any) in the Group 3 Pre-Funding Account over (b) the aggregate Certificate Principal Balance of the Group 3 Certificates immediately prior to that Distribution Date.


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     If on any Distribution Date, the Accrued Certificate Interest for any
Certificate is based on the applicable Cap, the excess of (i) the amount of interest such Certificate would have been entitled to receive on that Distribution Date based on its Pass-Through Rate over (ii) the amount of interest such Certificate received on that Distribution Date based on the Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Certificate) will be the "Cap Carryover Amount." Any Cap Carryover Amount may be paid on the same or future Distribution Dates from amounts that would otherwise be distributed on the Class CE Certificates, and then, to the extent remaining unpaid, from amounts in the Swap Account, as set forth herein under "--Interest Rate Swap Agreement, the Swap Provider and the Swap Account." On the Closing Date, the Trustee will establish the Cap Carryover Reserve Account ("Cap Carryover Reserve Account") pursuant to the Pooling and Servicing Agreement from which distributions of Monthly Excess Cashflow Amount in respect of Cap Carryover Amounts on the Offered Certificates and the Class B Certificates will be made. The Cap Carryover Reserve Account will be an asset of the Trust but not of any REMIC.

     The Cap Carryover Reserve Account will be funded from amounts otherwise distributable to the Class CE Certificates under clause (xxxiii) of the Monthly Excess Cashflow Allocation. On each Distribution Date, amounts on deposit in the Cap Carryover Reserve Account will be distributed, sequentially, as follows:

               first, concurrently, to the Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C1, Class A-3C2 and Class A-3D Certificates, pro rata (based on the Cap Carryover Amount for each such class), any Cap Carryover Amount for such class; and

               second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, any Cap Carryover Amount for such class.

Interest Rate Swap Agreement, the Swap Provider and the Swap Account

The Interest Rate Swap Agreement

     On or before the Closing Date, the Trustee on behalf of the Trust, will enter into an Interest Rate Swap Agreement with the Swap Provider. With respect to any Distribution Date prior to and including the Distribution Date in July 2011, the Trustee will deposit into the Swap Account certain amounts, if any, received from the Swap Provider and such amounts will be distributed as described under "--The Swap Account." The Swap Account will be an asset of the Trust Fund but not of any REMIC.

     Under the Interest Rate Swap Agreement, with respect to any Distribution Date occurring prior to and including the Distribution Date in July 2011, the Trust will be obligated to pay to the Swap Provider from Available Funds a fixed amount equal to the product of (x) [5.42]%, (y) the notional amount for that Distribution Date set forth on the table in Appendix D and (z) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from the Closing Date to but excluding the first Distribution
Date), and the denominator of which is 360, and the Swap Provider will be obligated to pay to the Trustee a floating amount equal to the product of (x) one-month LIBOR (as determined pursuant to the Interest Rate Swap Agreement),
(y) the notional amount for that Distribution Date set forth on the table in Appendix D and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution
Date), and the denominator of which is 360. A net payment will be required to be made on or before the business day prior to each Distribution Date (each such net payment, a "Net Swap Payment") (a) by the Trust, to the Swap Provider, to the extent that the fixed amount exceeds the corresponding floating amount, or
(b) by the Swap Provider, to the Trust, to the extent that the floating amount exceeds the corresponding fixed amount.

     The initial notional amount for the Interest Rate Swap Agreement will be approximately $1,082,162,766 . The Interest Rate Swap Agreement will terminate immediately after the Distribution Date in July 2011 unless terminated earlier upon the occurrence of a Swap Default, a Swap Early Termination or an Additional Termination Event.

     The respective obligations of the Swap Provider and the Trustee to pay specified amounts due under the Interest Rate Swap Agreement will be subject to the following conditions precedent: (1) no Swap Default or event that with the giving of notice or lapse of time or both would become a Swap Default, in each case, in respect of the other party, shall have occurred and be continuing with respect to the Interest Rate Swap Agreement and (2) no "Early


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Termination Date" (as defined in the ISDA Master Agreement) has occurred or been effectively designated by the Swap Provider or the Trustee under the Interest Rate Swap Agreement.

     Upon the occurrence of any Swap Default under the Interest Rate Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date. With respect to Termination Events (including Additional Termination Events), an Early Termination Date may be designated by one of the parties (as specified in the Interest Rate Swap Agreement) and will occur only after notice has been given of the Termination Event, all as set forth in the Interest Rate Swap Agreement.

     Upon any Swap Early Termination, the Trust or the Swap Provider may be liable to make a Swap Termination Payment to the other (regardless, if applicable, of which of the parties has caused the termination). The Swap Termination Payment will be based on the value of the Interest Rate Swap Agreement computed in accordance with the procedures set forth in the Interest Rate Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Swap Provider under the remaining scheduled term of the Interest Rate Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event), that payment will be paid from the Trust prior to the related Distribution Date, and, until paid in full, prior to any subsequent Distribution Dates, prior to distributions to Certificateholders.

     Upon a Swap Early Termination, the Trustee, at the direction of the Depositor and with the consent of the NIMS Insurer, if any, will seek a replacement swap provider to enter into a replacement interest rate swap agreement or similar agreement. To the extent the Trust receives a Swap Termination Payment from the Swap Provider, the Trustee will apply, as set forth in the Pooling and Servicing Agreement, all or such portion of such Swap Termination Payment as may be required to the payment of amounts due to a replacement swap provider under a replacement interest rate swap agreement or similar agreement. Furthermore, to the extent the Trust is required to pay a Swap Termination Payment to the Swap Provider, the Trust will apply all or a portion of such amount received from a replacement swap provider upon entering into a replacement interest rate swap agreement or similar agreement to the Swap Termination Payment owing to the Swap Provider.

     Upon the occurrence of a Downgrade Provision, the Swap Provider will be required to (1) post collateral securing its obligations under the Interest Rate Swap Agreement or (2) obtain a substitute Swap Provider acceptable to the Rating Agencies, that will assume the obligations of the Swap Provider under the Interest Rate Swap Agreement or (3) obtain a guaranty of its obligations from a third party satisfactory to the Rating Agencies or (4) establish any other arrangement satisfactory to the applicable Rating Agency or Rating Agencies.

     For purposes of the foregoing, the following terms will have the respective meanings set forth below.

     The "Downgrade Provisions" of the Interest Rate Swap Agreement will be triggered if the Swap Provider's short-term or long-term credit ratings fall below the levels specified in the Interest Rate Swap Agreement.

     "Events of Default" under the Interest Rate Swap Agreement (each, a "Swap Default") include the following standard events of default under the 1992 Master Agreement (Multicurrency-Cross Border) as published by the International Swaps and Derivative Association, Inc. (the "ISDA Master Agreement"), as modified by the Interest Rate Swap Agreement:

     o    failure to pay or deliver,

     o    bankruptcy and insolvency events, and

     o a merger by the Swap Provider without an assumption of its obligations under the Interest Rate Swap Agreement,

     as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

     The "Swap Account" means a segregated trust account in which payments owed to or received from the Swap Provider will be deposited.


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     A "Swap Early Termination" means the occurrence of an Early Termination
Date under the Interest Rate Swap Agreement.

     The "Swap Provider" means a counterparty that has at least a long-term debt rating of "AA-" from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and "AA-" from Fitch Ratings (or has a guarantor that has such ratings).

     A "Swap Provider Trigger Event" means a Swap Termination Payment that is triggered upon: (i) an Event of Default under the Interest Rate Swap Agreement with respect to which the Swap Provider is a Defaulting Party (as defined in the Interest Rate Swap Agreement) or (ii) a Termination Event under the Interest Rate Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

     The "Swap Termination Payment" means the amount, if any, owed by the Trust or the Swap Provider upon a Swap Early Termination.

     A "Termination Event" under the Interest Rate Swap Agreement consists of the following standard events under the ISDA Master Agreement:

     o illegality (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Interest Rate Swap Agreement),

     o a tax event (which generally relates to either party to the Interest Rate Swap Agreement receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax), and

     o a tax event upon merger (solely with respect to the Swap Provider as merging party) (which generally relates to the Swap Provider's receiving a payment under the Interest Rate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger), as described in Section 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement.

     In addition, there are "Additional Termination Events" under the Interest Rate Swap Agreement consisting of the following events:

     o upon the irrevocable direction to dissolve or otherwise terminate the Trust following which all assets of the Trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,

     o    upon the exercise of an optional termination,

     o if the Pooling and Servicing Agreement or other transaction documents are amended or modified without the prior written consent of the Swap Provider where written consent is required, and

     o solely with respect to the Swap Provider, if the Swap Provider fails to comply with the Downgrade Provisions.

     It may also be an "Additional Termination Event" under the Interest Rate Swap Agreement if the Depositor determines at any time that it is required for purpose of compliance with Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 CFR ss.229 ("Regulation AB"), to disclose any financial data relating to the Swap Provider. If such determination is made, the Swap Provider will be required, at its own expense, to (a) provide to the Depositor the required financial data, (b) subject to rating agency requirements, select a successor swap provider who will provide the required financial data or (c) subject to rating agency requirements, obtain a guarantee from an affiliate, who will provide the required financial data, if provision of such data would satisfy the requirements of Regulation AB. If the Swap Provider does not comply with the immediately preceding sentence, then it will be an "additional termination event" and the Swap Provider or the Trust may be required to make a termination payment under the Interest Rate Swap Agreement.


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     The Trust will not be required to make any gross-up payments to the Swap
Provider on account of any tax withholding.

     As of the date of this free writing prospectus, the maximum probable exposure to the Swap Provider under the Interest Rate Swap Agreement is less than 10% of the Pool Balance as of the Cut-off Date.

     The Swap Provider may be an affiliate of the Depositor, the Sponsor and the Underwriter which arrangement may create certain conflicts of interest.

The Swap Account

     The Interest Rate Swap Agreement will be administered by the Trustee pursuant to the Pooling and Servicing Agreement. For any Distribution Date on which the Interest Rate Swap Agreement is in effect, the Trustee will be required to deposit into the Swap Account established by the Trustee, any Swap Termination Payment (including a Swap Termination Payment resulting from a Swap Provider Trigger Event) and any Net Swap Payment. Any Net Swap Payments and Swap Termination Payments (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) payable by the Trust on a Distribution Date, will be deducted from interest collections on the Mortgage Loans and, to the extent interest collections on the Mortgage Loans for such Distribution Date are insufficient to pay such amounts, from principal collections on the Mortgage Loans for such Distribution Date before any distributions on the Certificates for such Distribution Date.

     On each Distribution Date, to the extent required, following the distribution of the Monthly Excess Cashflow Amount as described under "--Application of Monthly Excess Cashflow Amounts" in this free writing prospectus and withdrawals from the Cap Carryover Reserve Account as described under "--Certificate Interest Rates," the Trustee will distribute amounts on deposit in the Swap Account in the following order of priority:

     first, to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

     second, to the Swap Provider, any Swap Termination Payment (other than a Swap Termination Payment resulting from a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;

     third, concurrently, to each class of Class A Certificates, the related Accrued Certificate Interest and Interest Carry Forward Amount remaining undistributed after the distributions of the Group 1 Interest Remittance Amount, the Group 2 Interest Remittance Amount, the Group 3 Interest Remittance Amount and the Monthly Excess Cashflow Amount, on a pro rata basis based on such respective remaining Accrued Certificate Interest and Interest Carry Forward Amount;

     fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, the related Accrued Certificate Interest and Interest Carry Forward Amount, to the extent remaining undistributed after the distributions of the Group 1 Interest Remittance Amount, the Group 2 Interest Remittance Amount, the Group 3 Interest Remittance Amount and the Monthly Excess Cashflow Amount;

     fifth, to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal in the priority described under "--Principal Distributions" for such Distribution Date, but only to the extent necessary to restore the Overcollateralization Amount to the Targeted Overcollateralization Amount as a result of current or prior Realized Losses not previously reimbursed, after taking into account distributions made from the Monthly Excess Cashflow Amount;

     sixth, to the Offered Certificates and Class B Certificates, to pay Cap Carryover Amounts in the following order of priority, to the extent remaining undistributed after distributions are made from the Cap Carryover Reserve Account;

          (i) concurrently, to the Class A Certificates, pro rata (based on the remaining Cap Carryover Amount of each such Class) any remaining Cap Carryover Amount for such Class; and


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         (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
         Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, any remaining Cap Carryover Amount for such Class;

     seventh, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B Certificates, in that order, to the extent of any remaining Realized Loss Amortization Amount for each such class; and

     eighth, to the Class CE Certificates, any remaining amounts.

Calculation of One-Month LIBOR

     One-Month LIBOR for the first Distribution Date will be determined on the second business day preceding the Closing Date and for each subsequent Distribution Date will be determined on the second business day prior to the immediately preceding Distribution Date (each such date, a "LIBOR Determination Date"). With respect to each Distribution Date, "One-Month LIBOR" will equal the interbank offered rate for one-month United States dollar deposits in the London market as quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related LIBOR Determination Date. "Telerate Page 3750" means the display designated as page 3750 on the Reuters Telerate (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on that page (or such other page as may replace that page on that service, or if such service is no longer offered, another service for displaying One-Month LIBOR or comparable rates as may be selected by the Trustee), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Trustee) as of 11:00 A.M., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B Certificates. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 A.M., New York City time, on such date for loans in United States dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates and the Class B Certificates. If no quotations can be obtained, the rate will be One-Month LIBOR for the prior Distribution Date.

     The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates and the Class B Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

     The yields to maturity and weighted average lives of the Offered Certificates will depend upon, among other things, the price at which such Offered Certificates are purchased, the amount and timing of principal payments on the applicable Mortgage Loans, the allocation of Available Funds to various classes of Offered Certificates, the amount and timing of mortgagor delinquencies and defaults on the applicable Mortgage Loans, the rate of liquidations and Realized Losses and the allocation of Realized Losses to various classes of Offered Certificates and the relationship between payments made by the Trust and payments, if any, made by the Swap Provider under the Interest Rate Swap Agreement.

     The rate of payment of principal, the aggregate amount of distributions and the yield to maturity of the Offered Certificates will be affected by the rate of defaults resulting in Realized Losses and by the severity and timing of these losses. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of Realized Losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than the yield calculated. The timing of Realized Losses will also affect an investor's actual yield to maturity, even if the average rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity.


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


There can be no assurance as to the delinquency, foreclosure or loss experience of the Mortgage Loans. The Mortgage Loans may have a greater than normal risk of future defaults and delinquencies, as compared to newly originated, high quality one- to four-family residential mortgage loans of comparable size and geographic concentration because the Mortgage Loans are of sub-prime credit quality. See "Risk Factors--Nature of sub-prime mortgage loans may increase risk of loss" in this free writing prospectus and "Risk Factors--Risks Associated with the Assets--Sub-Prime Mortgage Loans May Experience Greater Rates of Delinquency and Foreclosure" in the prospectus.

     The rate of principal payments, the aggregate amount of distributions and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the applicable Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Sponsor, the Originators or Servicer). Because certain of the Mortgage Loans contain prepayment charges, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment charges. The Mortgage Loans are subject to the "due-on-sale" provisions in the related mortgage notes. See "Yield Considerations" in the prospectus.

     Unscheduled payments of principal (whether resulting from prepayments, liquidations, casualties, condemnations, repurchases due to breaches of representations and warranties, or purchase in connection with optional termination) will result in distributions on the related Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such class of Offered Certificates is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the applicable Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the applicable Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the applicable Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

     The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Mortgage Interest Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed-Rate Mortgage Loans, the Adjustable-Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with adjustable-rate mortgage loans may be inclined to refinance their adjustable-rate mortgage loans with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Mortgage Interest Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable-Rate Mortgage Loans may differ from that on the Fixed-Rate Mortgage Loans because the amount of the Monthly Payments on the Adjustable-Rate Mortgage Loans are subject to adjustment on each Adjustment Date. Further, a majority of the Adjustable-Rate Mortgage Loans will not have their initial Adjustment Date for two to five years after their origination. The Adjustable-Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Mortgage Interest Rates on such Adjustable-Rate Mortgage Loans as borrowers seek to avoid changes in their Monthly Payments.


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


     The weighted average life and yield to maturity of each class of Certificates will also be influenced by the amount of Monthly Excess Cashflow Amounts generated by the Mortgage Loans and applied in reduction of the Certificate Principal Balances of such Certificates. The level of Monthly Excess Cashflow Amounts available on any Distribution Date to be applied in reduction of the Certificate Principal Balances of the Certificates will be influenced by, among other factors, (i) the overcollateralization level of the Mortgage Loans at such time (i.e., the extent to which interest on the Mortgage Loans is accruing on a higher Principal Balance than the aggregate Certificate Principal Balance of the Certificates); (ii) the delinquency and default experience of the Mortgage Loans; and (iii) the level of the Index for the Adjustable-Rate Mortgage Loans. To the extent that greater amounts of Monthly Excess Cashflow Amounts are distributed in reduction of the Certificate Principal Balance of a class of Certificates, the weighted average life thereof can be expected to shorten. No assurance can be given as to the amount of Monthly Excess Cashflow Amounts distributed at any time or in the aggregate.

     The Class M and Class B Certificates are not expected to receive any principal distributions until at least the Distribution Date in August 2009 (unless the aggregate Certificate Principal Balance of the Senior Certificates is reduced to zero prior thereto). As a result, the weighted average lives of the Class M and Class B Certificates will be longer than would have been the case if principal distributions were to be made on a pro rata basis. The longer weighted average lives may increase the risk that an Applied Realized Loss Amount will be allocated to one or more classes of Class M and Class B Certificates.

     Option One generally will be required to repurchase from the Trust certain Mortgage Loans for which the first scheduled monthly payment due after their purchase by the Sponsor becomes 30 or more days delinquent; provided that the maximum amount of such Mortgage Loans repurchased will not exceed 2% of the aggregate unpaid Principal Balance of the Mortgage loans as of the Cut-off Date. Such repurchase obligation shall have the same effect on the holders of the Offered Certificates as a prepayment on the Mortgage Loans. See "Risk Factors--There are risks involving unpredictability of prepayments and the effect of prepayments on yields" in this free writing prospectus.

Mandatory Principal Distributions on Group 3 Certificates

     If the amount on deposit in the Group 3 Pre-Funding Account has not been reduced to zero during the Funding Period, on the day immediately following the termination of the Funding Period, the Trustee will deposit into the Distribution Account any amounts remaining in the Group 3 Pre-Funding Account for inclusion in the Group 3 Principal Distribution Amount to be distributed in accordance with the priorities described herein under "Description of the Certificates--Principal Distributions." Although no assurance can be given, it is anticipated by the Depositor that the aggregate Principal Balance of Additional Group 3 Mortgage Loans sold to the Trust will require the application of substantially all of the Original Group 3 Pre-Funded Amount and that there will be no material amount of principal distribution to the holders of the Group 3 Certificates from the Group 3 Pre-Funding Account. It is unlikely, however, that the Depositor will be able to deliver Additional Group 3 Mortgage Loans with an aggregate Principal Balance identical to the Original Group 3 Pre-Funded Amount. Accordingly, a small amount of principal representing the related unused Original Group 3 Pre-Funded Amount is likely to be distributed on the Group 3 Certificates in accordance with the priorities described herein under "Description of the Certificates--Principal Distributions on the Distribution Date immediately following the end of the Funding Period.

Weighted Average Lives

     The timing of changes in the rate of principal prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal prepayments is consistent with such investor's expectation. In general, the earlier a principal prepayment on the Mortgage Loans occurs, the greater the effect of such principal prepayment on an investor's yield to maturity. The effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal prepayments.

     The projected weighted average life of any class of Offered Certificates is the average amount of time that will elapse from the Closing Date, until each dollar of principal is scheduled to be repaid to the investors in such class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the


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


actual weighted average lives of the classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth in the tables in this free writing prospectus under "Summary of Free Writing Prospectus."

     Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment models used in this free writing prospectus (the "Prepayment Assumptions") are based on an assumed rate of prepayment each month of the then unpaid principal balance of three hypothetical pools of mortgage loans similar to the Mortgage Loans.

     For the Fixed-Rate Mortgage Loans, the Prepayment Assumption is the "Fixed-Rate Prepayment Curve" or "FRM PPC," which assumes a prepayment rate of 2.30% CPR per annum of the then-outstanding principal balance of a hypothetical pool of fixed-rate mortgage loans in the first month of the life of such mortgage loans and an additional 2.30% per annum in each month thereafter until 23% CPR is reached in the tenth month. Beginning in the tenth month and in each month thereafter during the life of such mortgage loans, FRM PPC assumes a constant prepayment rate of 23.00% CPR per annum each month.

     For the Adjustable-Rate Mortgage Loans, the Prepayment Assumption is the "Adjustable-Rate Prepayment Curve" or "ARM PPC," which assumes a prepayment rate of 5% CPR per annum of the then-outstanding principal balance of a hypothetical pool of adjustable rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 2.273% per annum in each month thereafter until 30% CPR is reached in the twelfth month. Beginning in the twelfth month, ARM PPC assumes a constant prepayment rate of 30% CPR per annum each month until the twenty-fifth month is reached. Beginning in the twenty-fifth month, ARM PPC assumes a constant prepayment rate of 60% CPR per annum each month until the twenty-eighth month is reached. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, ARM PPC assumes a constant prepayment rate of 35% CPR per annum each month. Notwithstanding the foregoing, CPR is capped at 90% with respect to all of the decrement tables.

     "CPR" represents a constant assumed rate of principal prepayment each month relative to the then-outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. No Prepayment Assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

     The decrement tables set forth in Appendix B were prepared on the basis of the Structuring Assumptions in the following paragraph. There may be certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the decrement tables. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the table in Appendix C, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

     The percentages and weighted average lives in the decrement tables were determined using the following assumptions collectively (the "Structuring Assumptions"): (i) the Mortgage Loans have the characteristics set forth in the table in Appendix C, (ii) the closing date for the Offered Certificates occurs on August 10, 2006 and the Offered Certificates are sold to investors on such date, (iii) distributions on the Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in August 2006, in accordance with the allocation of Available Funds set forth above under "Description of the Certificates," (iv) the Mortgage Loans prepay in accordance with the Prepayment Assumptions indicated, (v) there are no Prepayment Interest Shortfalls, (vi) neither the Sponsor nor any Originator is required to substitute or repurchase any of the Mortgage Loans pursuant to the applicable Originator Mortgage Loan Purchase Agreement, the Mortgage Loan Purchase Agreements or the Pooling and Servicing Agreement and no optional termination is exercised (except with respect to the entries identified by the row heading "Weighted Avg. Life to Optional Termination Date" in the tables in Appendix B), (vii) the Targeted Overcollateralization Amount is set initially as specified herein and thereafter decreases as described in the definition thereof, (viii) scheduled payments for all Mortgage Loans are received on the Due Date commencing in August 2006, the principal portion of such payments is computed prior to giving effect to prepayments received in such month and there are no losses or delinquencies with respect to such Mortgage Loans, (ix) such prepayments are received on the last day of each month commencing in July 2006,
(x) the Servicing Fee Rate is 0.30% per annum for the first 10 calendar months, 0.40% per annum for the 11th through 30th calendar


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months and 0.65% per annum for all calendar months thereafter, and the Credit
Risk Manager Fee Rate is 0.015% per annum, (xi) One-Month LIBOR is at all times equal to 5.40625%, (xii) the Certificate Interest Rates for the Offered Certificates are calculated as described above under "Description of the Certificates--Certificate Interest Rates" based on assumed margins for each Offered Certificate, (xiii) the Mortgage Interest Rate for each Adjustable-Rate Mortgage Loan (which are indicated as such in Appendix C with the designation ARM under the column Interest Type) adjusts semi-annually on its next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the respective Gross Margin (this sum subject to the applicable Periodic Rate Caps, Minimum Mortgage Interest Rates and Maximum Mortgage Interest Rates), (xiv) the Index with respect each of the Adjustable-Rate Mortgage Loans is Six-Month LIBOR and Six-Month LIBOR is equal to 5.52750%, (xv) the Net Swap Payment is calculated as described under "Description of the Certificates--Interest Rate Swap Agreement, the Swap Provider and the Swap Account" and no Swap Termination Payment is made, (xvi) all Additional Group 3 Mortgage Loans are included in the trust on the Closing Date and (xvii) principal and interest payments on the Additional Group 3 Mortgage Loans are received starting on the Due Date commencing in September 2006. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

     Based on the foregoing Structuring Assumptions, the decrement tables indicate the projected weighted average lives of each class of Offered Certificates and set forth the percentages of the original Certificate Principal Balance of each such class that would be outstanding after each of the dates shown at the indicated percentages of the applicable Prepayment Assumption.

                         FEDERAL INCOME TAX CONSEQUENCES

General

     The Pooling and Servicing Agreement provides that designated portions of the Trust Fund will comprise multiple real estate mortgage investment conduits (each, a "REMIC") organized in a tiered REMIC structure consisting of one or more lower-tier REMICs and one or more upper-tier REMICs (each, a "Trust REMIC"). The lower-tier REMICs will issue uncertificated regular interests and those interests will be held by the Trust REMIC above it in the tiered structure. Each of the Trust REMICs will designate a single class of interests as the residual interest in that REMIC. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes. Each class of Offered Certificates (exclusive of the right to receive payments from the Swap Account or the obligation to make payments to the Swap Account) will represent beneficial ownership of the corresponding class of regular interests issued by the related Trust REMIC. The Trust Fund will also include a grantor trust that will hold the uncertificated interests in the related Trust REMIC and the Basis Risk Arrangements, as defined below.

     The Offered Certificates will represent beneficial ownership of the corresponding class of regular interests issued by the related Trust REMIC and of the right to receive Cap Carryover Amounts from amounts otherwise distributable to the Class CE Certificates as part of the Monthly Excess Cashflow Amount or from the Swap Account. Holders of the Offered Certificates must allocate their basis between their regular interest and their right to receive such Cap Carryover Amounts as set forth below under "--Taxation of Basis Risk Arrangements."

     Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, each of the Trust REMICs will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") and the portion of the Trust Fund exclusive of the Trust REMICs will qualify as a grantor trust under subpart E, Part 1 of subchapter J of the Code.

Taxation of Regular Interests

     For federal income tax reporting purposes, the regular interest portion of the classes of Offered Certificates may be treated as having been issued with original issue discount ("OID"). The Prepayment Assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a constant rate of 100% ARM PPC with respect to the Adjustable-Rate Mortgage Loans and 100% FRM PPC with respect to the Fixed-Rate Mortgage Loans. No representation is made that the Mortgage


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


Loans will prepay at such rate or at any other rate. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Securities--Original Issue Discount" in the Prospectus.

     The IRS has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Certificates should be aware that the OID Regulations do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such Certificates, and because the rules of the OID Regulations are limited in their application in ways that could preclude their application to such Certificates even in the absence of Section 1272(a)(6) of the Code, the IRS could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

     Each holder of an Offered Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments from the Cap Carryover Reserve Account and the Swap Account in respect of the related Cap Carryover Amount or the obligation to make payments to the Swap Account (the "Basis Risk components"). Holders of the Offered Certificates must allocate their basis between their REMIC regular interest (the "Regular Interest") and their Basis Risk component as set forth below under "--Taxation of the Basis Risk Arrangements." The Cap Carryover Reserve Account, the Interest Rate Swap Agreement and the Swap Account are not assets of any Trust REMIC. The Regular Interest corresponding to an Offered Certificate generally will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the certificate to which it corresponds. Under certain circumstances, however, the amount of distributions on the Regular Interest component corresponding to an Offered Certificate may exceed the actual amount of distributions on the Offered Certificate.

     Further, if on any Distribution Date the Pool Balance is less than the notional amount of the Interest Rate Swap Agreement, payments made to the Swap Provider will be deemed made first, from amounts distributable in respect of the Regular Interests corresponding to the Offered Certificates and the Class B Certificates. In such case, the amount of distributions on the Regular Interests corresponding to the Offered Certificates and the Class B Certificates will exceed the cash distributions on such Certificates.

     The Regular Interest components of the Offered Certificates (but not the Basis Risk components) generally will be treated as assets described in Section 7701(a)(19)(C) of the Code for a domestic building and loan association and "real estate assets" under Section 856(c)(5)(B) of the Code for a real estate investment trust (a "REIT"), in the same proportion that the assets in the Trust Fund would be so treated. In addition, interest on the Offered Certificates generally will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code for a REIT, to the extent that the Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. See "Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Securities" in the Prospectus. If more than 95% of the Regular Interests and income qualify for these treatments, the Regular Interests generally will qualify for such treatments in their entirety (exclusive of the Basis Risk components). However, no portion of an Offered Certificateholder's basis or income allocable to a Basis Risk component will qualify for such treatment. As a result, the Offered Certificates are not suitable investments for inclusion in another REMIC.

Taxation of the Basis Risk Arrangements

     General. Each holder of an Offered Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to Cap Carryover Amounts from the Cap Carryover Reserve Account and the obligation to make certain payments to the Swap Account on the date it purchases its Certificates. The rights to receive or the obligation to make such payments (referred to as the "Basis Risk Arrangements") are beneficially owned by holders of Offered Certificates in the portion of the Trust Fund, exclusive of the Trust REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Swap Regulations").


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


     In general, the holders of the Offered Certificates must allocate the price they pay for the Offered Certificates between the Regular Interest component and the applicable Basis Risk component based on their relative fair market values. To the extent rights to receive payments are determined to have a value on the Closing Date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by the holders of the applicable Offered Certificates. A holder of an Offered Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the applicable Basis Risk Arrangement (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Prospective purchasers of Offered Certificates are encouraged to consult their own tax advisors regarding the appropriate method of amortizing any Cap Premium. The Swap Regulations treat a nonperiodic payment made under a notional principal contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Swap Regulations.

     Under the Swap Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk components must be netted against payments, if any, deemed made as a result of the Cap Premiums or periodic payments made by the related Offered Certificates over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively. Individuals may be limited in their ability to deduct any such net deduction and are encouraged to consult their tax advisors prior to investing in the Offered Certificates.

     Any payments made to a beneficial owner of an Offered Certificate in excess of the amounts payable on the corresponding Regular Interest will be treated as having been received as a payment on a notional principal contract. To the extent the sum of such periodic payments for any year exceeds that year's amortized cost of any Cap Carryover Amounts, such excess represents net income for that year. Conversely, to the extent that the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess shall represent a net deduction for that year. In addition, any amounts payable on such Regular Interest in excess of the amount of payments on the Offered Certificate to which it relates will be treated as having been received by the beneficial owners of such Certificates and then paid by such owners to the Class CE Certificates for payment to the Swap Provider pursuant to the Interest Rate Swap Agreement, and such excess should be treated as a periodic payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to any Cap Carryover Amounts for such taxable year.

     A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk component is limited under Sections 67 and 68 of the Code in the case of (i) estates and trusts and (ii) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk component in computing the beneficial owner's alternative minimum tax liability.

     Any amount of proceeds from the sale, redemption or retirement of an Offered Certificate that is considered to be allocated to rights under a Basis Risk Arrangement would be considered a "termination payment" under the Swap Regulations. It is anticipated that the Trustee will account for any termination payments for reporting purposes in accordance with the Swap Regulations, as described below.

     Termination Payments. Any amount of sales proceeds that is considered to be allocated to the selling beneficial owner's rights under the applicable Basis Risk Arrangement in connection with the sale or exchange of an Offered Certificate would be considered a "termination payment" under the Swap Regulations allocable to that Offered Certificate. A holder of an Offered Certificate will have gain or loss from such a termination of a Basis Risk Arrangement equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Arrangement.

     Gain or loss realized upon the termination of a Basis Risk Arrangement will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

REMIC Taxes and Reporting

     It is not anticipated that the Trust Fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in
Section 860G(c) of the Code. However, in the event that any such tax is imposed on the Trust Fund, such tax will be borne (i) by the Trustee, if the Trustee has breached its obligations with respect to REMIC compliance under the Agreement,
(ii) the Servicer, if the Servicer has breached its obligations with respect to REMIC compliance under the Agreement, and (iii) otherwise by the Trust Fund, with a resulting reduction in amounts otherwise distributable to Holders of the Offered Certificates. See "Description of the Securities--General" and "Federal Income Tax Consequences--REMICs--Taxes That May Be Imposed on the REMIC Pool--Prohibited Transactions" in the Prospectus.

     The responsibility for filing annual federal information returns and other reports will be borne by the Trustee. See "Federal Income Tax
Consequences--REMICs--Taxes That May Be Imposed on the REMIC
Pool--Administrative Matters" in the Prospectus.

     For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMICs" in the Prospectus.

                              ERISA CONSIDERATIONS

     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under Section 4975 of the Code (each of the foregoing, an "ERISA Plan") from engaging in certain transactions involving such ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under Section 4975 of the Code. Any ERISA Plan fiduciary which proposes to cause an ERISA Plan to acquire any of the Offered Certificates is encouraged to consult with its counsel with respect to the potential consequences under ERISA and the Code of the ERISA Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

     Certain employee benefit plans, including governmental plans and certain church plans (collectively with ERISA Plans, "Plans"), are not subject to ERISA's requirements. However, such plans may be subject to the provisions of other applicable federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA and the Code. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in
Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

     The U.S. Department of Labor has extended to the Underwriter an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption can apply to certificates in a pass-through trust holding mortgage loans, and the Exemption may apply to the Offered Certificates.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

          (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings (collectively, the "Exemption Rating Agencies");

          (3) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

          (4) the sum of all payments made to and retained by an underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

          (5) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

     The trust must also meet the following requirements:

          (i) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools;

          (ii) certificates in such other investment pools must have been rated in one of the four highest generic rating categories by an Exemption Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

          (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust holding receivables as to which the fiduciary (or its affiliate) is an obligor provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by any Underwriter, the Trustee, the Servicer, the Swap Provider, any obligor with respect to Mortgage Loans included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties (the "Restricted Group").

     For so long as the holder of an Offered Certificate also holds an interest in the Interest Rate Swap Agreement, the holder will be deemed to have acquired and be holding the Offered Certificate without the right to receive payments from the Interest

Rate Swap Agreement and, separately, the right to receive payments from the Interest Rate Swap Agreement. A holder's rights with respect to the Interest Rate Swap Agreement are not covered by the Exemption. However, certain other exemptions may apply. Accordingly, no Plan or other person using assets of a Plan may acquire or hold an Offered Certificate while the Interest Rate Swap Agreement is in existence, unless (1) such Plan is an accredited investor within the meaning of the Exemption and (2) such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption 84-14 (for transactions by independent "qualified professional asset managers"), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by "in-house asset managers"). For so long as the Interest Rate Swap Agreement is in existence, each beneficial owner of an Offered Certificate or any interest therein, shall be deemed to have represented, by virtue of its acquisition or holding of the Offered Certificate, or interest therein, that either (i) it is not a Plan or (ii) (A) it is an accredited investor within the meaning of the Exemption and (B) the holder's rights under the Interest Rate Swap Agreement are eligible for the exemptive relief available under one of the five prohibited transaction class exemptions enumerated above.

     If any Offered Certificate or any interest therein is acquired or held in violation of the conditions described herein, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Offered Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such certificate or interest therein was effected in violation of the conditions described in the preceding paragraph will indemnify and hold harmless the Depositor, the Trustee, the Servicer, any subservicer, any NIMS Insurer and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

     The Exemption was amended by Prohibited Transaction Exemption 97-34 to permit pre-funding accounts, provided that certain conditions are met. See "ERISA Considerations" in the Prospectus. The Group 3 Pre-Funding Account is structured to meet these conditions.

     The Exemption will apply to the acquisition and holding by Plans of the Offered Certificates if all conditions of the Exemption are met. Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

     Congress has passed legislation making significant changes to ERISA rules relating to prohibited transactions and plan assets, among other areas. It is anticipated that President Bush will sign this legislation during August 2006, and many provisions are effective upon such signing. Potential investors should consult with their advisors regarding the consequences of these changes.

                                LEGAL INVESTMENT

     The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA").

     There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors are encouraged to consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                          REPORTS TO CERTIFICATEHOLDERS

     The Trustee will prepare on a monthly basis a statement containing, among other things, information relating to principal and interest distributions on the Certificates and the status of the Mortgage Pool and certain other information, as set forth in the Pooling and Servicing Agreement, required under
Item 1121 of Regulation AB (17 CFR 229.1121) as described under "Description of the Agreements--Material Terms of the Pooling and Servicing

Agreements and Underlying Servicing Agreements--Reports to Securityholders" in the prospectus. In addition, the Trustee and the Servicer, and potentially certain other parties as described in the Pooling and Servicing Agreement, will furnish to the Depositor and the Trustee, as applicable, the compliance statements, assessments and attestation reports in accordance with Item 1122 and
Item 1123 of Regulation AB (17 CFR 229.1122 and 229.1123) detailed under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Evidence as to Compliance" in the prospectus.

     Copies of these statements and reports will be filed on Form 10-D and Form 10-K with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of the Issuing Entity for so long as the Issuing Entity is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended.

     The Trustee will make the statement described in the prospectus under "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Reports to Securityholders" available each month to Certificateholders and the other parties to the Pooling and Servicing Agreement via the Trustee's internet website. To the extent set forth in the Pooling and Servicing Agreement, the Trustee will also make the Periodic Reports described in the prospectus under "Where You Can Find More Information" relating to the Issuing Entity available through its website. The Trustee's internet website will initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them at no charge via first class mail by calling the customer service desk.

                                  LEGAL MATTERS

     The legality of the Offered Certificates and certain tax matters will be passed upon for the Depositor and the Underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

     It is a condition to the issuance of the Offered Certificates that the Certificates receive at least the rating set forth in the table beginning on page 7 of this free writing prospectus from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings.

     A securities rating addresses the likelihood of the receipt by a Certificateholder of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood of the payment of any Cap Carryover Amount, the frequency of prepayments on the Mortgage Loans, or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

     In addition, the rating agencies that assign the initial ratings to the Offered Certificates will monitor those ratings for so long as the Offered Certificates remain outstanding.

                  INDEX OF FREE WRITING PROSPECTUS DEFINITIONS


60+ Day Delinquent Loan............................74
Accrued Certificate Interest.......................62
Act................................................94
Additional Group 3 Mortgage Loans..................36
Additional Mortgage Loan Purchase Agreements.......38
Additional Termination Events......................84
Additional Transfer Dates:.........................40
Additional Transfer Instruments:...................40
Adjustable-Rate Mortgage Loans.....................36
Adjustable-Rate Prepayment Curve...................89
Adjustment Date....................................37
Advance............................................56
Advancing Person...................................56
Applied Realized Loss Amount.......................76
ARM PPC............................................89
Available Funds....................................60
Balloon Loan.......................................38
Balloon Payment....................................38
Bank of America....................................49
Basis Risk Arrangements............................91
Basis Risk components..............................91
Cap................................................81
Cap Carryover Amount...............................82
Cap Carryover Reserve Account......................82
Cap Premium........................................92
Certificate Interest Rate..........................80
Certificate Principal Balance......................68
Class B Principal Distribution Amount..............71
Class B Realized Loss Amortization Amount..........79
Class M-1 Principal Distribution Amount............68
Class M-1 Realized Loss Amortization Amount........78
Class M-2 Principal Distribution Amount............68
Class M-2 Realized Loss Amortization Amount........79
Class M-3 Principal Distribution Amount............69
Class M-3 Realized Loss Amortization Amount........79
Class M-4 Principal Distribution Amount............69
Class M-4 Realized Loss Amortization Amount........79
Class M-5 Principal Distribution Amount............69
Class M-5 Realized Loss Amortization Amount........79
Class M-6 Principal Distribution Amount............69
Class M-6 Realized Loss Amortization Amount........79
Class M-7 Principal Distribution Amount............70
Class M-7 Realized Loss Amortization Amount........79
Class M-8 Principal Distribution Amount............70
Class M-8 Realized Loss Amortization Amount........79
Class M-9 Principal Distribution Amount............71
Class M-9 Realized Loss Amortization Amount........79
Closing Date........................................9
Code...............................................90
Collection Account.................................55
Collection Period..................................10
Combined Loan-to-Value Ratio.......................38
Compensating Interest..............................57
CPR................................................89
Credit Enhancement Percentage......................71
Credit Risk Manager.................................9
Credit Risk Manager Fee............................56
Credit Risk Manager Fee Rate.......................57
Credit Scores......................................38
Cut-off Date........................................9
Cut-off Date Principal Balance.....................36
Defective Mortgage Loans...........................55
Deficient Valuation................................76
Delinquent.........................................38
Depositor...........................................9
Determination Date..................................9
Distribution Account...............................55
Distribution Date...................................9
Downgrade Provisions...............................83
Due Date...........................................37
Early Termination Date.............................83
Eligible Account...................................55
Eligible Substitute Mortgage Loan..................54
ERISA..............................................93
ERISA Plan.........................................93
Events of Default..................................83
Exemption..........................................93
Exemption Rating Agencies..........................94
Extra Principal Distribution Amount................72
Fixed-Rate Mortgage Loans..........................36
Fixed-Rate Prepayment Curve........................89
FRM PPC............................................89
FSMA................................................6
Funding Period.....................................40
Gross Losses.......................................47
Gross Margin.......................................37
Group 1 Cap........................................80
Group 1 Interest Remittance Amount.................62
Group 1 Maximum Rate Cap...........................80
Group 1 Principal Percentage.......................72

Group 1 Senior Principal Distribution Amount.......72
Group 2 Cap........................................80
Group 2 Interest Remittance Amount.................63
Group 2 Maximum Rate Cap...........................80
Group 2 Principal Percentage.......................72
Group 2 Senior Principal Distribution Amount.......72
Group 3 Cap........................................81
Group 3 Interest Remittance Amount.................63
Group 3 Maximum Rate Cap...........................81
Group 3 Pre-Funding Account:.......................40
Group 3 Principal Percentage.......................72
Group 3 Senior Principal Distribution Amount.......72
Group Subordinate Amount...........................81
Index..............................................37
Initial Group 3 Mortgage Loans.....................36
Initial Mortgage Loan Purchase Agreement...........38
Initial Mortgage Loans.............................36
Initial Periodic Rate Cap..........................37
Interest Accrual Period............................64
Interest Carry Forward Amount......................64
Interest Only Mortgage Loan........................37
Interest Percentage................................64
Interest Remittance Amount.........................64
IRS................................................91
ISDA Master Agreement..............................83
Issuing Entity......................................9
LIBOR Determination Date...........................86
Liquidated Mortgage Loan...........................75
LTV................................................43
Maximum Mortgage Interest Rate.....................37
Maximum Rate Cap...................................81
MERS...............................................53
Minimum Mortgage Interest Rate.....................37
Monthly Excess Cashflow Allocation.................77
Monthly Excess Cashflow Amount.....................77
Monthly Excess Interest Amount.....................76
Monthly Payment....................................38
Mortgage...........................................37
Mortgage Interest Rate.............................37
Mortgage Loan Purchase Agreements..................38
Mortgage Loan Schedule.............................53
Mortgage Loans.....................................36
Mortgage Pool......................................36
Mortgaged Property.................................37
Net Losses.........................................47
Net Maximum Mortgage Interest Rate.................81
Net Mortgage Interest Rate.........................76
Net Swap Payment...................................82
NIMS Insurer........................................9
OID................................................90
OID Regulations....................................91
One-Month LIBOR....................................86
Option One Mortgage Loan Purchase Agreement........39
Option One Underwriting Guidelines.................42
Optional Termination Date..........................58
Original Group 3 Pre-Funded Amount.................40
Originator..........................................9
Originator Mortgage Loan Purchase Agreement........39
Overcollateralization Amount.......................73
Overcollateralization Deficiency...................73
Overcollateralization Release Amount...............73
Pass-Through Rate..................................80
Periodic Rate Cap..................................37
Plans..............................................93
Pool Balance.......................................36
Pool Cap...........................................81
Pooling and Servicing Agreement....................52
Prepayment Assumptions.............................89
Prepayment Interest Excess.........................57
Prepayment Interest Shortfall......................57
Prepayment Period..................................10
Principal Balance..................................36
Principal Distribution Amount......................73
Principal Remittance Amount........................73
Purchase Price.....................................53
Rating Agencies....................................55
Realized Loss......................................75
Realized Loss Amortization Amount..................79
Record Date.........................................9
Recoveries.........................................47
Reference Bank Rate................................86
Regular Interest...................................91
Regulation AB......................................84
Reimbursement Amount...............................54
REIT...............................................91
Related Documents..................................53
Relevant Implementation Date........................5
Relevant Member State...............................5
Relevant Persons....................................6
Relief Act.........................................56
REMIC..............................................90
Restricted Group...................................94
Senior Principal Distribution Amount...............74
Servicer............................................9
Servicer Modification..............................76
Servicer Remittance Date...........................55
Servicing Advance..................................56
Servicing Fee......................................56
Servicing Fee Rate.................................56
Similar Law........................................93
Six-Month LIBOR....................................41
SMMEA..............................................95
Sponsor.............................................9
Stepdown Date......................................74
Structuring Assumptions............................89
Subordination Depletion Date.......................74

Subsequent Cut-off Date.............................9
Subsequent Cut-off Date:...........................40
Subsequent Recovery................................74
Substitution Adjustment............................54
Swap Account.......................................83
Swap Early Termination.............................84
Swap Provider...................................9, 84
Swap Provider Trigger Event........................84
Swap Regulations...................................91
Swap Termination Payment...........................84
Targeted Overcollateralization Amount..............74
Telerate Page 3750.................................86
Termination Event..................................84
Termination Price..................................58
Trigger Event......................................75
Trust..............................................50
Trust Fund.........................................52
Trust REMIC........................................90
Trustee.............................................9
Underwriter........................................39
Unpaid Realized Loss Amount........................79
Value..............................................38
Wells Fargo Bank...................................51

                         APPENDIX A - MORTGAGE LOAN DATA

     The Initial Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


        Cut-off Date Principal Balances of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of                      Group    Group    Group               Group            Group               Group
Principal Balance               1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00             184      207      185     576    $4,998,342.52    $5,877,227.74    $6,741,304.83    $17,616,875.09
$50,000.01 to $100,000.00       217      161      459     837    16,971,476.82    12,178,211.81    33,880,301.48     63,029,990.11
$100,000.01 to $150,000.00      281      211      346     838    35,292,652.48    26,423,676.37    43,158,133.00    104,874,461.85
$150,000.01 to $200,000.00      206      184      276     666    35,907,514.77    32,354,524.15    48,163,284.36    116,425,323.28
$200,000.01 to $250,000.00      124      139      179     442    27,768,201.66    31,175,714.19    40,023,635.92     98,967,551.77
$250,000.01 to $300,000.00      119      133      138     390    32,787,514.61    36,759,844.06    38,039,263.85    107,586,622.52
$300,000.01 to $350,000.00       94      115      115     324    30,672,961.14    37,524,603.42    36,889,903.38    105,087,467.94
$350,000.01 to $400,000.00       71       82       60     213    26,492,088.77    30,634,871.92    22,407,890.75     79,534,851.44
$400,000.01 to $450,000.00       26       28       98     152    10,638,521.32    11,647,729.06    42,305,964.04     64,592,214.42
$450,000.01 to $500,000.00        9        3       96     108     4,356,917.92     1,400,565.45    45,350,778.58     51,108,261.95
$500,000.01 to $550,000.00        3        3       57      63     1,553,232.23     1,569,943.94    30,071,923.24     33,195,099.41
$550,000.01 to $600,000.00        2        3       52      57     1,137,250.00     1,746,907.28    30,052,499.13     32,936,656.41
$600,000.01 to $650,000.00        0        0       31      31                0                0    19,631,395.81     19,631,395.81
$650,000.01 to $700,000.00        1        1       31      33       690,000.00       660,000.00    20,914,666.10     22,264,666.10
$700,000.01 to $750,000.00        0        0       20      20                0                0    14,559,200.43     14,559,200.43
$750,000.01 to $800,000.00        1        0        8       9       798,775.62                0     6,125,122.40      6,923,898.02
$800,000.01 and above             0        0       49      49                0                0    49,693,379.79     49,693,379.79
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of                        Group    Group   Group
Principal Balance                 1        2       3      Total
---------------------------------------------------------------
$0.01 to $50,000.00             2.17%    2.56%   1.28%    1.78%
$50,000.01 to $100,000.00       7.38     5.30    6.42     6.38
$100,000.01 to $150,000.00     15.34    11.49    8.17    10.61
$150,000.01 to $200,000.00     15.61    14.07    9.12    11.78
$200,000.01 to $250,000.00     12.07    13.56    7.58    10.02
$250,000.01 to $300,000.00     14.25    15.99    7.20    10.89
$300,000.01 to $350,000.00     13.33    16.32    6.99    10.64
$350,000.01 to $400,000.00     11.52    13.32    4.24     8.05
$400,000.01 to $450,000.00      4.62     5.07    8.01     6.54
$450,000.01 to $500,000.00      1.89     0.61    8.59     5.17
$500,000.01 to $550,000.00      0.68     0.68    5.70     3.36
$550,000.01 to $600,000.00      0.49     0.76    5.69     3.33
$600,000.01 to $650,000.00      0.00     0.00    3.72     1.99
$650,000.01 to $700,000.00      0.30     0.29    3.96     2.25
$700,000.01 to $750,000.00      0.00     0.00    2.76     1.47
$750,000.01 to $800,000.00      0.35     0.00    1.16     0.70
$800,000.01 and above           0.00     0.00    9.41     5.03
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


 (1) The average Cut-off Date Principal Balance of the group 1 Mortgage Loans was $171,949.27, of the group 2 Mortgage Loans was $181,066.00, of the Initial Group 3 Mortgage Loans was $240,003.93, and of all the Initial Mortgage Loans was $205,496.65.

 Mortgage Interest Rates of the Initial Mortgage Loans as of the Cut-off Date(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of                      Group    Group    Group               Group            Group               Group
Mortgage Interest Rates         1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
less than or equal
   to 4.000%..............        0        0        1       1            $0.00            $0.00      $660,225.78       $660,225.78
5.501% to 6.000%..........        7        6        7      20     2,283,485.67     1,784,030.00     2,867,988.60      6,935,504.27
6.001% to 6.500%..........       26       22       23      71     8,332,204.20     6,697,903.93    12,398,561.63     27,428,669.76
6.501% to 7.000%..........       61       63       83     207    16,788,525.78    15,703,382.55    41,145,753.90     73,637,662.23
7.001% to 7.500%..........       79      113      125     317    21,787,398.93    27,686,006.73    57,974,565.10    107,447,970.76
7.501% to 8.000%..........      172      170      207     549    43,367,999.31    42,554,355.38    84,414,308.17    170,336,662.86
8.001% to 8.500%..........       98       96      328     522    24,541,151.35    22,986,311.28    99,214,919.58    146,742,382.21
8.501% to 9.000%..........      176      186      329     691    32,749,799.87    41,645,761.10    81,690,275.25    156,085,836.22
9.001% to 9.500%..........      167      140      186     493    25,783,548.34    25,682,013.19    43,165,310.30     94,630,871.83
9.501% to 10.000%.........      229      131      255     615    28,235,612.26    18,980,494.44    35,886,616.20     83,102,722.90
10.001% to 10.500%........      102       65      116     283    12,165,659.10     9,910,329.78    19,493,322.93     41,569,311.81
10.501% to 11.000%........       45       53      138     236     5,243,805.76     6,914,250.30    17,023,676.64     29,181,732.70
11.001% to 11.500%........       40       37      100     177     3,334,360.76     2,676,273.67    10,129,912.10     16,140,546.53
11.501% to 12.000%........       63       29      114     206     3,268,849.43     1,746,645.23     9,025,940.69     14,041,435.35
12.001% to 12.500%........       47       22       95     164     1,446,112.00       790,060.76     7,336,291.54      9,572,464.30
12.501% to 13.000%........       26       13       26      65       736,937.10       273,027.64     2,059,741.33      3,069,706.07
13.001% to 13.500%........        0       50       31      81             0.00     1,619,955.59     1,696,767.22      3,316,722.81
13.501% to 14.000%........        0       66       30      96             0.00     2,086,501.20     1,515,236.89      3,601,738.09
14.001% to 14.500%........        0        7        4      11             0.00       185,921.04       198,270.91        384,191.95
14.501% to 15.000%........        0        1        2       3             0.00        30,595.58       110,962.33        141,557.91
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of                        Group    Group   Group
Mortgage Interest Rates           1        2       3      Total
---------------------------------------------------------------
less than or equal
   to 4.000%..............      0.00%    0.00%   0.13%    0.07%
5.501% to 6.000%..........      0.99     0.78    0.54     0.70
6.001% to 6.500%..........      3.62     2.91    2.35     2.78
6.501% to 7.000%..........      7.30     6.83    7.79     7.45
7.001% to 7.500%..........      9.47    12.04   10.98    10.87
7.501% to 8.000%..........     18.85    18.51   15.99    17.24
8.001% to 8.500%..........     10.67    10.00   18.79    14.85
8.501% to 9.000%..........     14.23    18.11   15.47    15.80
9.001% to 9.500%..........     11.21    11.17    8.18     9.58
9.501% to 10.000%.........     12.27     8.25    6.80     8.41
10.001% to 10.500%........      5.29     4.31    3.69     4.21
10.501% to 11.000%........      2.28     3.01    3.22     2.95
11.001% to 11.500%........      1.45     1.16    1.92     1.63
11.501% to 12.000%........      1.42     0.76    1.71     1.42
12.001% to 12.500%........      0.63     0.34    1.39     0.97
12.501% to 13.000%........      0.32     0.12    0.39     0.31
13.001% to 13.500%........      0.00     0.70    0.32     0.34
13.501% to 14.000%........      0.00     0.91    0.29     0.36
14.001% to 14.500%........      0.00     0.08    0.04     0.04
14.501% to 15.000%........      0.00     0.01    0.02     0.01
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) As of the Cut-off Date, the weighted average Mortgage Interest Rate of the group 1 Mortgage Loans was approximately 8.558% per annum, of the group 2 Mortgage Loans was approximately 8.557% per annum, of the Initial Group 3 Mortgage Loans was approximately 8.561% per annum, and of all the Initial Mortgage Loans was approximately 8.559% per annum.

         Original Debt-to-Income Ratios of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of Original             Group    Group    Group               Group            Group               Group
Debt-to-Income Ratios           1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
less than or equal to
   20.00..............           12       73       77     162    $3,426,854.10   $13,516,375.20   $16,915,907.33    $33,859,136.63
20.01 to 25.00........           34       38       77     149     5,127,563.42     6,251,013.70    10,793,649.11     22,172,226.23
25.01 to 30.00........           71       68      167     306    10,061,717.50     9,248,161.19    29,075,699.23     48,385,577.92
30.01 to 35.00........          138      119      223     480    22,831,402.16    21,532,535.25    39,204,152.12     83,568,089.53
35.01 to 40.00........          200      187      310     697    32,182,963.52    31,389,282.51    72,497,120.57    136,069,366.60
40.01 to 45.00........          271      242      434     947    45,025,207.30    40,242,451.14   108,139,940.47    193,407,598.91
45.01 to 50.00........          337      280      475   1,092    61,155,018.33    54,702,891.13   131,999,228.98    247,857,138.44
50.01 to 55.00........          223      220      350     793    40,639,188.61    44,584,655.51    93,332,381.64    178,556,225.76
55.01 and above.......           52       43       87     182     9,615,534.92     8,486,453.76    26,050,567.64     44,152,556.32
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of Original               Group    Group   Group
Debt-to-Income Ratios             1        2       3      Total
---------------------------------------------------------------
less than or equal to
   20.00..............          1.49%    5.88%   3.20%    3.43%
20.01 to 25.00........          2.23     2.72    2.04     2.24
25.01 to 30.00........          4.37     4.02    5.51     4.90
30.01 to 35.00........          9.92     9.36    7.42     8.46
35.01 to 40.00........         13.99    13.65   13.73    13.77
40.01 to 45.00........         19.57    17.5    20.48    19.58
45.01 to 50.00........         26.58    23.79   25.00    25.09
50.01 to 55.00........         17.66    19.39   17.68    18.07
55.01 and above.......          4.18     3.69    4.93     4.47
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) As of the Cut-off Date, the weighted average Debt-to-Income Ratio of the group 1 Mortgage Loans was approximately 43.53%, the weighted average Debt-to-Income Ratio of the group 2 Mortgage Loans was approximately 42.58%, the weighted average Debt-to-Income Ratio of all the Initial Group 3 Mortgage Loans was approximately 43.06% and the weighted average Debt-to-Income Ratio of all the Initial Mortgage Loans was approximately 43.06%.

         Combined Loan-to-Value Ratios of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of Combined             Group    Group    Group               Group            Group               Group
Loan-to-Value Ratios            1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
15.01% to 20.00%..........        1        0        2       3       $99,951.03            $0.00      $200,000.00       $299,951.03
20.01% to 25.00%..........        1        2        5       8       100,000.00       109,945.80     1,090,616.51      1,300,562.31
25.01% to 30.00%..........        2        0        5       7       134,922.81             0.00       409,905.32        544,828.13
30.01% to 35.00%..........        5        2        8      15       631,740.30       265,500.00       907,380.54      1,804,620.84
35.01% to 40.00%..........        7        1       15      23     1,073,527.28       185,000.00     2,266,877.00      3,525,404.28
40.01% to 45.00%..........       13        9       13      35     3,716,537.76     1,961,045.33     2,688,253.68      8,365,836.77
45.01% to 50.00%..........       12        6       23      41     2,643,248.16     1,369,747.53     4,170,831.25      8,183,826.94
50.01% to 55.00%..........       24       14       31      69     5,014,410.34     3,185,265.98     9,029,278.79     17,228,955.11
55.01% to 60.00%..........       25       32       40      97     5,129,191.21     5,281,318.38     7,525,455.26     17,935,964.85
60.01% to 65.00%..........       32       74       99     205     8,055,378.43    18,083,672.36    25,796,371.39     51,935,422.18
65.01% to 70.00%..........       42       80      100     222    11,292,991.89    19,943,043.82    29,077,630.69     60,313,666.40
70.01% to 75.00%..........       56       80      168     304    16,089,763.57    19,286,118.67    39,243,653.33     74,619,535.57
75.01% to 80.00%..........      356      249      752   1,357    60,141,996.24    51,113,270.19   168,580,657.03    279,835,923.46
80.01% to 85.00%..........      112       70      122     304    24,464,574.66    16,899,893.39    40,804,327.07     82,168,795.12
85.01% to 90.00%..........      181      129      153     463    36,192,542.82    26,630,974.27    63,312,144.89    126,135,661.98
90.01% to 95.00%..........      127      145      121     393    23,210,053.52    28,806,061.87    33,061,979.40     85,078,094.79
95.01% to 100.00%.........      342      377      543   1,262    32,074,619.84    36,832,961.80    99,843,284.94    168,750,866.58
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of Combined               Group    Group   Group
Loan-to-Value Ratios              1        2       3      Total
---------------------------------------------------------------
15.01% to 20.00%..........      0.04%    0.00%   0.04%    0.03%
20.01% to 25.00%..........      0.04     0.05    0.21     0.13
25.01% to 30.00%..........      0.06     0.00    0.08     0.06
30.01% to 35.00%..........      0.27     0.12    0.17     0.18
35.01% to 40.00%..........      0.47     0.08    0.43     0.36
40.01% to 45.00%..........      1.62     0.85    0.51     0.85
45.01% to 50.00%..........      1.15     0.60    0.79     0.83
50.01% to 55.00%..........      2.18     1.39    1.71     1.74
55.01% to 60.00%..........      2.23     2.30    1.43     1.82
60.01% to 65.00%..........      3.50     7.86    4.89     5.26
65.01% to 70.00%..........      4.91     8.67    5.51     6.10
70.01% to 75.00%..........      6.99     8.39    7.43     7.55
75.01% to 80.00%..........     26.14    22.23   31.93    28.32
80.01% to 85.00%..........     10.63     7.35    7.73     8.32
85.01% to 90.00%..........     15.73    11.58   11.99    12.77
90.01% to 95.00%..........     10.09    12.53    6.26     8.61
95.01% to 100.00%.........     13.94    16.02   18.91    17.08
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average Combined Loan-to-Value Ratio of the group 1 Mortgage Loans was approximately 82.13%, the weighted average Combined Loan-to-Value Ratio of the group 2 Mortgage Loans was approximately 82.02%, the weighted average Combined Loan-to-Value Ratio of the Initial Group 3 Mortgage Loans was approximately 82.62%, and the weighted average Combined Loan-to-Value Ratio of all the Initial Mortgage Loans was approximately 82.37%.

           Original Terms to Maturity of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Original Term                 Group    Group    Group               Group            Group               Group
(months)                        1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
121 to 180................        0        0        1       1            $0.00            $0.00      $147,596.37       $147,596.37
181 to 240................        1        1        0       2        30,293.00        38,000.00             0.00         68,293.00
301 to 360................    1,337    1,269    2,199   4,805   230,035,156.86   229,915,819.39   527,861,050.72    987,812,026.97
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Original Term                   Group    Group   Group
(months)                          1        2       3      Total
---------------------------------------------------------------
121 to 180................      0.00%    0.00%   0.03%    0.01%
181 to 240................      0.01     0.02    0.00     0.01
301 to 360................     99.99    99.98   99.97    99.98
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) As of the Cut-off Date, the weighted average original term to maturity of the group 1 Mortgage Loans, the group 2 Mortgage Loans, the Initial Group 3 Mortgage Loans and all the Initial Mortgage Loans was approximately 360 months.



          Remaining Terms to Maturity of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Remaining                     Group    Group    Group               Group            Group               Group
Term (months)                   1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
121 to 180...........             0        0        1       1            $0.00            $0.00      $147,596.37       $147,596.37
181 to 240...........             1        1        0       2        30,293.00        38,000.00             0.00         68,293.00
301 to 360...........         1,337    1,269    2,199   4,805   230,035,156.86   229,915,819.39   527,861,050.72    987,812,026.97
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Remaining                       Group    Group   Group
Term (months)                     1        2       3      Total
---------------------------------------------------------------
121 to 180...........           0.00%    0.00%   0.03%    0.01%
181 to 240...........           0.01     0.02    0.00     0.01
301 to 360...........          99.99    99.98   99.97    99.98
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) As of the Cut-off Date, the weighted average remaining term to maturity of the group 1 Mortgage Loans, the group 2 Mortgage Loans, the Initial Group 3 Mortgage Loans and all the Initial Mortgage Loans was approximately 359 months.

                  Property Types of the Initial Mortgage Loans

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Property Type                   1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
Single Family................ 1,084    1,007    1,720   3,811  $176,142,280.43  $172,256,002.50  $406,035,582.23   $754,433,865.16
Planned Unit
Development..................   113      115      280     508    20,175,762.28    24,163,054.86    70,940,063.08    115,278,880.22
Two- to Four-Family..........    92       93       99     284    26,626,950.47    24,980,429.89    28,431,495.98     80,038,876.34
Low Rise Condominium.........    47       54       92     193     6,574,041.65     8,160,082.14    19,213,362.99     33,947,486.78
High Rise Condominium........     2        1        8      11       546,415.03       394,250.00     2,263,142.81      3,203,807.84
Condotel.....................     0        0        1       1             0.00             0.00     1,125,000.00      1,125,000.00
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Property Type                     1        2       3      Total
---------------------------------------------------------------
Single Family................  76.56%   74.91%  76.90%   76.36%
Planned Unit
Development..................   8.77    10.51   13.44    11.67
Two- to Four-Family..........  11.57    10.86    5.38     8.10
Low Rise Condominium.........   2.86     3.55    3.64     3.44
High Rise Condominium........   0.24     0.17    0.43     0.32
Condotel.....................   0.00     0.00    0.21     0.11
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


                                 Credit Score(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of                      Group    Group    Group               Group            Group               Group
Credit Scores                   1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
801 to 850...........             0        0        1       1            $0.00            $0.00      $591,200.00       $591,200.00
751 to 800...........             2        9       14      25       697,906.30     1,789,420.83     5,437,145.91      7,924,473.04
701 to 750...........            21       27       70     118     4,252,690.48     5,440,748.42    24,071,247.48     33,764,686.38
651 to 700...........           146      160      266     572    29,889,788.49    28,412,546.57    77,040,107.56    135,342,442.62
601 to 650...........           532      570      740   1,842    89,237,858.05   101,199,271.81   205,096,503.16    395,533,633.02
551 to 600...........           524      392      712   1,628    84,749,421.33    66,858,616.73   140,193,767.01    291,801,805.07
501 to 550...........           104      106      375     585    19,999,850.23    25,371,316.52    72,949,004.08    118,320,170.83
500..................             5        3        8      16       803,964.78       659,375.93     1,244,004.18      2,707,344.89
Not Available........             4        3       14      21       433,970.20       222,522.58     1,385,667.71      2,042,160.49
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                   % of Aggregate
                            Principal Balance Outstanding
                               as of the Cut-off Date
                            ----------------------------------
Range of                       Group    Group   Group
Credit Scores                    1        2       3      Total
--------------------------------------------------------------
801 to 850...........          0.00%    0.00%   0.11%    0.06%
751 to 800...........          0.30     0.78    1.03     0.80
701 to 750...........          1.85     2.37    4.56     3.42
651 to 700...........         12.99    12.36   14.59    13.70
601 to 650...........         38.79    44.01   38.84    40.03
551 to 600...........         36.84    29.07   26.55    29.53
501 to 550...........          8.69    11.03   13.82    11.98
500..................          0.35     0.29    0.24     0.27
Not Available........          0.19     0.10    0.26     0.21
                            ----------------------------------
                     Total:  100.00%  100.00% 100.00%  100.00%
                            ==================================


(1) As of the Cut-off Date, the weighted average Credit Scores (where Credit Scores were available) of the group 1 Mortgage Loans was approximately 608, of the group 2 Mortgage Loans was approximately 608, of the Initial Group 3 Mortgage Loans was approximately 611 and of all the Initial Mortgage Loans was approximately 610.

                                Credit Grades(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Credit Grade                    1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
AA+...................        1,039    1,003    1,551   3,593  $170,428,130.12  $167,897,848.17  $381,118,524.71   $719,444,503.00
AA....................          168      142      269     579    33,058,281.02    31,389,835.49    72,447,912.13    136,896,028.64
A.....................           63       76      107     246    11,983,800.46    19,275,564.46    23,645,187.38     54,904,552.30
B.....................           40       37      147     224     8,353,348.23     8,138,511.98    30,366,875.22     46,858,735.43
C.....................           20        8       95     123     4,823,256.31     2,396,381.20    15,140,823.75     22,360,461.26
CC....................            8        4       30      42     1,418,633.72       855,678.09     4,629,098.12      6,903,409.93
N/A...................            0        0        1      1              0.00             0.00       660,225.78        660,225.78
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Credit Grade                      1        2       3      Total
---------------------------------------------------------------
AA+...................         74.08%   73.01%  72.18%   72.82%
AA....................         14.37    13.65   13.72    13.86
A.....................          5.21     8.38    4.48     5.56
B.....................          3.63     3.54    5.75     4.74
C.....................          2.10     1.04    2.87     2.26
CC....................          0.62     0.37    0.88     0.70
N/A...................          0.00     0.00    0.13     0.07
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) See "Underwriting Standards" in this free writing prospectus for an explanation of the credit grades presented in this table.


                       Original Prepayment Charge Term(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Original Prepayment           Group    Group    Group               Group            Group               Group
Charge Term (months)            1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
 0 ..................           388      367      619   1,374   $55,197,805.31   $57,351,368.89  $120,229,282.46   $232,778,456.66
12 ..................            64       83      149     296    20,245,767.79    25,438,506.55    56,184,900.64    101,869,174.98
24 ..................           795      736    1,329   2,860   136,942,030.98   133,599,815.22   321,414,373.91    591,956,220.11
30 ..................             1        0        1       2       165,600.00             0.00       195,911.39        361,511.39
36 ..................            90       84      102     276    17,514,245.78    13,564,128.73    29,984,178.69     61,062,553.20
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Original Prepayment             Group    Group   Group
Charge Term (months)              1        2       3      Total
---------------------------------------------------------------
 0 .................           23.99%   24.94%  22.77%   23.56%
12 .................            8.80    11.06   10.64    10.31
24 .................           59.52    58.10   60.87    59.91
30 .................            0.07     0.00    0.04     0.04
36 .................            7.61     5.90    5.68     6.18
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average original prepayment charge term of the group 1 Mortgage Loans with prepayment charges was approximately 24 months, of the group 2 Mortgage Loans with prepayment charges was approximately 23 months, of the Initial Group 3 Mortgage Loans with prepayment charges was approximately 23 months and of all the Initial Mortgage Loans with prepayment charges was approximately 23 months. The majority of the Initial Mortgage Loans with prepayment charges charge a charge of 6 months interest on 80% of the prepaid balance.

                Occupancy Status of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Occupancy Status                1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied.......         1,223    1,120    2,099   4,442  $207,684,311.33  $202,633,755.60  $507,682,923.56   $918,000,990.49
Investor.............           103      134       86     323    19,813,370.09    24,135,393.76    14,678,692.93     58,627,456.78
Secondary............            12       16       15      43     2,567,768.44     3,184,670.03     5,647,030.60     11,399,469.07
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Occupancy Status                  1        2       3      Total
---------------------------------------------------------------
Owner Occupied.......          90.27%   88.12%  96.15%   92.91%
Investor.............           8.61    10.50    2.78     5.93
Secondary............           1.12     1.38    1.07     1.15
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1)  Based on a representation made by the borrower at the time of origination.


                      Purpose of the Initial Mortgage Loans

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Purpose                         1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
Cash-Out Refinance......        701      663      808   2,172  $157,863,282.97  $157,038,531.07  $246,286,953.20   $561,188,767.24
Purchase................        496      538    1,284   2,318    46,953,334.89    60,237,033.78   254,605,792.06    361,796,160.73
Rate-Term Refinance.....        141       69      108     318    25,248,832.00    12,678,254.54    27,115,901.83     65,042,988.37
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Purpose                           1        2       3      Total
---------------------------------------------------------------
Cash-Out Refinance......       68.62%   68.29%   46.64%  56.80%
Purchase................       20.41    26.20    48.22   36.62
Rate-Term Refinance.....       10.97     5.51    5.140    6.58
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

                   Product Type of the Initial Mortgage Loans

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Product Type                    1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed..............       1        1        0       2       $30,293.00       $38,000.00            $0.00        $68,293.00
2/13 ARM...................       0        0        1       1             0.00             0.00       147,596.37        147,596.37
2/28 ARM...................     640      554    1,108   2,302   109,457,494.14   103,290,772.51   218,841,438.10    431,589,704.75
2/28 ARM with 5 year
Interest Only Period.......      52       83      178     313    15,315,903.20    22,163,392.10    68,831,448.54    106,310,743.84
2/28 ARM Balloon...........     333      313      474   1,120    74,022,209.01    76,349,237.37   180,955,653.73    331,327,100.11
30 Year Fixed..............     203      225      309     737     6,216,474.82     7,050,371.24    17,022,799.04     30,289,645.10
30 Year Fixed with 10
year Interest Only
Period.....................       0        0        1       1             0.00             0.00       660,225.78        660,225.78
30/40 Balloon..............       0        1        0       1             0.00       295,933.89             0.00        295,933.89
3/27 ARM...................      13       15       33      61     2,416,972.95     2,497,574.01     7,788,327.40     12,702,874.36
3/27 ARM with 5 year
Interest Only Period.......       0        5        3       8             0.00     1,293,894.40     1,763,750.00      3,057,644.40
3/27 ARM BALLOON...........      17        6       13      36     4,362,379.92     1,352,488.71     2,955,835.18      8,670,703.81
5/25 ARM...................      39       35       38     112     8,035,184.84     7,519,912.56     9,381,461.62     24,936,559.02
5/25 ARM with 5 year
Interest Only Period.......       8        3       17      28     2,655,665.00     1,170,500.00     8,337,220.63     12,163,385.63
5/25 ARM 30/40 Balloon.....      32       29       25      86     7,552,872.98     6,931,742.60    11,322,890.70     25,807,506.28
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Product Type                      1        2       3      Total
---------------------------------------------------------------
20 Year Fixed..............     0.01%    0.02%   0.00%    0.01%
2/13 ARM...................     0.00     0.00    0.03     0.01
2/28 ARM...................    47.58    44.92   41.45    43.68
2/28 ARM with 5 year
Interest Only Period.......     6.66     9.64   13.04    10.76
2/28 ARM Balloon...........    32.17    33.20   34.27    33.53
30 Year Fixed..............     2.70     3.07    3.22     3.07
30 Year Fixed with 10
year Interest Only
Period.....................     0.00     0.00    0.13     0.07
30/40 Balloon..............     0.00     0.13    0.00     0.03
3/27 ARM...................     1.05     1.09    1.48     1.29
3/27 ARM with 5 year
Interest Only Period.......     0.00     0.56    0.33     0.31
3/27 ARM BALLOON...........     1.90     0.59    0.56     0.88
5/25 ARM...................     3.49     3.27    1.78     2.52
5/25 ARM with 5 year
Interest Only Period.......     1.15     0.51    1.58     1.23
5/25 ARM 30/40 Balloon.....     3.28     3.01    2.14     2.61
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


                   Lien Position of the Initial Mortgage Loans

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Lien                            1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
First............             1,134    1,044    1,891   4,069  $223,818,682.04  $222,865,448.15  $510,985,848.05   $957,669,978.24
Second...........               204      226      309     739     6,246,767.82     7,088,371.24    17,022,799.04     30,357,938.10
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Lien                              1        2       3      Total
---------------------------------------------------------------
First............              97.28%   96.92%  96.78%   96.93%
Second...........               2.72     3.08    3.22     3.07
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

            Geographic Distribution of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Location                        1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
Alabama.................         13       11        6      30    $1,136,642.70    $1,101,332.66      $417,233.38     $2,655,208.74
Alaska..................          1        1        0       2       194,962.48       225,000.00             0.00        419,962.48
Arizona.................         28       29       53     110     5,177,525.30     4,797,663.46    10,711,660.66     20,686,849.42
Arkansas................          2        9        3      14       118,747.63       579,876.39       289,875.43        988,499.45
California..............        161      160      340     661    44,482,967.30    45,774,323.47   155,887,784.86    246,145,075.63
Colorado................         33       26       45     104     6,001,833.85     5,039,665.67     8,825,509.04     19,867,008.56
Connecticut.............         28       28       45     101     4,432,339.14     5,474,586.73    10,931,089.37     20,838,015.24
Delaware................          4        2        3       9       766,943.26       380,380.06       499,877.27      1,647,200.59
District of Columbia....          1        0        1       2       298,400.00             0.00       450,000.00        748,400.00
Florida.................        138      173      309     620    25,678,734.03    32,058,589.15    66,290,720.03    124,028,043.21
Georgia.................         48       37       65     150     6,128,365.19     3,758,977.57    11,288,942.70     21,176,285.46
Hawaii..................          4        6        9      19     1,642,068.30     2,532,665.02     7,076,105.50     11,250,838.82
Idaho...................          4        6        5      15       153,851.81     1,004,091.26       495,753.26      1,653,696.33
Illinois................         50       26       56     132     6,152,322.47     5,566,855.06    11,101,229.56     22,820,407.09
Indiana.................         25       12       25      62     2,848,363.79     1,030,140.96     3,283,362.99      7,161,867.74
Iowa....................          4        5       12      21       473,428.30       533,897.25     1,215,984.96      2,223,310.51
Kansas..................          0        1        5       6             0.00       165,624.99       812,310.79        977,935.78
Kentucky................          6       16       12      34       770,358.67     1,638,972.46     1,132,919.19      3,542,250.32
Louisiana...............          7        8        8      23       776,161.44       862,507.02     1,562,822.58      3,201,491.04
Maine...................         11       12       15      38     1,716,237.15     1,290,155.60     3,410,369.84      6,416,762.59
Maryland................         26       25       44      95     5,258,153.54     5,608,912.05    12,117,056.13     22,984,121.72
Massachusetts...........         75       68       97     240    18,767,531.23    16,252,174.35    29,567,397.05     64,587,102.63
Michigan................         80       67       81     228     8,250,060.91     5,020,903.66    10,623,685.12     23,894,649.69
Minnesota...............         12       14        8      34     1,883,784.03     1,693,059.41     1,528,390.66      5,105,234.10
Mississippi.............          1        8        8      17       118,750.00       697,809.54       657,315.56      1,473,875.10
Missouri................         20       20       26      66     1,399,026.00     1,876,376.13     2,868,583.46      6,143,985.59
Montana.................          1        1        2       4        75,001.00       349,762.76       701,570.62      1,126,334.38
Nebraska................          2        2        1       5       136,050.00       142,966.55       160,200.00        439,216.55
Nevada..................         16       27       36      79     3,847,907.29     6,351,718.92     7,831,954.08     18,031,580.29
New Hampshire...........         11       20       16      47     2,301,598.65     2,927,962.46     3,454,699.93      8,684,261.04
New Jersey..............         36       35       65     136     8,598,209.19     9,633,145.37    19,999,044.46     38,230,399.02
New York................         50       58      120     228    16,472,019.55    18,178,472.14    43,835,006.99     78,485,498.68
North Carolina..........         35       31       32      98     4,782,907.28     3,173,272.03     4,439,505.84     12,395,685.15
North Dakota............          0        1        0       1             0.00       131,250.00             0.00        131,250.00


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Location                          1        2       3      Total
---------------------------------------------------------------
Alabama.................        0.49%    0.48%   0.08%    0.27%
Alaska..................        0.08     0.10    0.00     0.04
Arizona.................        2.25     2.09    2.03     2.09
Arkansas................        0.05     0.25    0.05     0.10
California..............       19.33    19.91   29.52    24.91
Colorado................        2.61     2.19    1.67     2.01
Connecticut.............        1.93     2.38    2.07     2.11
Delaware................        0.33     0.17    0.09     0.17
District of Columbia....        0.13     0.00    0.09     0.08
Florida.................       11.16    13.94   12.55    12.55
Georgia.................        2.66     1.63    2.14     2.14
Hawaii..................        0.71     1.10    1.34     1.14
Idaho...................        0.07     0.44    0.09     0.17
Illinois................        2.67     2.42    2.10     2.31
Indiana.................        1.24     0.45    0.62     0.72
Iowa....................        0.21     0.23    0.23     0.23
Kansas..................        0.00     0.07    0.15     0.10
Kentucky................        0.33     0.71    0.21     0.36
Louisiana...............        0.34     0.38    0.30     0.32
Maine...................        0.75     0.56    0.65     0.65
Maryland................        2.29     2.44    2.29     2.33
Massachusetts...........        8.16     7.07    5.60     6.54
Michigan................        3.59     2.18    2.01     2.42
Minnesota...............        0.82     0.74    0.29     0.52
Mississippi.............        0.05     0.30    0.12     0.15
Missouri................        0.61     0.82    0.54     0.62
Montana.................        0.03     0.15    0.13     0.11
Nebraska................        0.06     0.06    0.03     0.04
Nevada..................        1.67     2.76    1.48     1.83
New Hampshire...........        1.00     1.27    0.65     0.88
New Jersey..............        3.74     4.19    3.79     3.87
New York................        7.16     7.91    8.30     7.94
North Carolina..........        2.08     1.38    0.84     1.25
North Dakota............        0.00     0.06    0.00     0.01


                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Location                        1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------

Ohio....................         34       35       63     132     4,753,911.47     3,923,668.36     7,323,677.27     16,001,257.10
Oklahoma................          7       11       16      34       606,749.47       998,363.32     1,450,807.70      3,055,920.49
Oregon..................         13        7       10      30     3,167,691.65     1,177,779.18     3,110,516.29      7,455,987.12
Pennsylvania............         31       33       47     111     3,829,355.23     4,102,642.63     6,018,683.90     13,950,681.76
Rhode Island............          9       21       23      53     1,823,428.85     5,007,344.03     4,221,652.66     11,052,425.54
South Carolina..........          9       15       23      47     1,035,773.29     2,320,406.98     2,841,019.90      6,197,200.17
South Dakota............          3        1        0       4       171,347.95        14,992.72             0.00        186,340.67
Tennessee...............         23       18       22      63     1,759,585.95     1,808,068.96     2,650,676.89      6,218,331.80
Texas...................        152       81      293     526    13,156,550.11     8,245,174.23    32,484,684.86     53,886,409.20
Utah....................         21        9       15      45     2,224,548.19     1,505,788.27     2,071,207.98      5,801,544.44
Vermont.................          5        6        2      13       783,335.30       719,319.62       467,065.32      1,969,720.24
Virginia................         52       41       73     166     7,875,597.46     6,487,708.10    16,787,976.43     31,151,281.99
Washington..............         25       22       42      89     5,061,277.89     3,905,204.43    11,768,988.77     20,735,471.09
Wisconsin...............         20       18       16      54     2,839,076.17     2,285,029.14     2,763,938.25      7,888,043.56
Wyoming.................          1        7        2      10       135,969.40     1,599,239.27       579,789.56      2,314,998.23
                             -------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Location                          1        2       3      Total
---------------------------------------------------------------

Ohio....................        2.07     1.71    1.39     1.62
Oklahoma................        0.26     0.43    0.27     0.31
Oregon..................        1.38     0.51    0.59     0.75
Pennsylvania............        1.66     1.78    1.14     1.41
Rhode Island............        0.79     2.18    0.80     1.12
South Carolina..........        0.45     1.01    0.54     0.63
South Dakota............        0.07     0.01    0.00     0.02
Tennessee...............        0.76     0.79    0.50     0.63
Texas...................        5.72     3.59    6.15     5.45
Utah....................        0.97     0.65    0.39     0.59
Vermont.................        0.34     0.31    0.09     0.20
Virginia................        3.42     2.82    3.18     3.15
Washington..............        2.20     1.70    2.23     2.10
Wisconsin...............        1.23     0.99    0.52     0.80
Wyoming.................        0.06     0.70    0.11     0.23
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) The greatest ZIP Code geographic concentration of the group 1 Mortgage Loans by Principal Balance as of the Cut-off Date was approximately 0.48% in the 90044 ZIP Code, located in California, for the group 2 Mortgage Loans was approximately 0.46% in the 01801 ZIP Code, located in Massachusetts, for the Initial Group 3 Mortgage Loans was approximately 0.58% in the 94591 ZIP Code, located in California and for all the Initial Mortgage Loans was 0.31% in the 94591 ZIP Code, located in California.

              Documentation Levels of the Initial Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Documentation Level             1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation........      986      887    1,605   3,478  $143,678,729.46  $141,847,884.24  $330,439,012.84   $615,965,626.54
Lite Documentation........      348      371      580   1,299    85,520,994.06    85,840,489.97   192,580,483.68    363,941,967.71
No Documentation..........        0        9        8      17             0.00     2,005,314.71     2,217,870.10      4,223,184.81
Stated Income                     4        3        7
   Documentation..........                                 14       865,726.34       260,130.47     2,771,280.47      3,897,137.28
                            --------------------------------------------------------------------------------------------------------
                     Total:   1,338    1,270    2,200   4,808  $230,065,449.86  $229,953,819.39  $528,008,647.09   $988,027,916.34
                             =======================================================================================================



                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Documentation Level               1        2       3      Total
---------------------------------------------------------------
Full Documentation........     62.45%   61.69%  62.58%   62.34%
Lite Documentation........     37.17    37.33   36.47    36.84
No Documentation..........      0.00     0.87    0.42     0.43
Stated Income
   Documentation..........      0.38     0.11    0.52     0.39
                             ----------------------------------
                     Total:   100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) For a description of each documentation level, see "Underwriting Standards" in this free writing prospectus.

     The following tables present certain statistical information relevant only to the Adjustable-Rate Mortgage Loans:


 Maximum Mortgage Interest Rate of the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of Maximum              Group    Group    Group               Group            Group               Group
Mortgage Interest Rates         1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%..........        1        0        1       2      $147,220.18            $0.00      $136,000.00       $283,220.18
10.001% to 10.500%........        0        0        2       2             0.00             0.00     1,016,000.00      1,016,000.00
10.501% to 11.000%........        1        5        1       7       273,610.77     1,110,840.81       450,000.00      1,834,451.58
11.001% to 11.500%........        1        0        4       5       325,910.07             0.00       852,900.00      1,178,810.07
11.501% to 12.000%........        7        7        8      22     2,283,485.67     1,911,998.77     3,054,876.48      7,250,360.92
12.001% to 12.500%........       27       23       22      72     8,425,902.81     6,876,403.93    12,262,561.63     27,564,868.37
12.501% to 13.000%........       61       63       77     201    16,717,148.92    15,703,382.55    38,697,508.34     71,118,039.81
13.001% to 13.500%........       79      112      120     311    21,715,151.04    27,388,506.73    54,594,478.88    103,698,136.65
13.501% to 14.000%........      170      161      209     540    42,669,229.76    40,050,662.98    85,010,590.66    167,730,483.40
14.001% to 14.500%........       97       97      325     519    24,212,984.51    23,028,290.63    99,648,993.24    146,890,268.38
14.501% to 15.000%........      172      185      328     685    33,252,925.34    42,526,147.79    82,719,624.90    158,498,698.03
15.001% to 15.500%........      162      137      185     484    25,526,416.98    25,450,105.75    43,313,960.39     94,290,483.12
15.501% to 16.000%........      177      105      169     451    26,695,742.26    18,189,933.24    32,454,037.44     77,339,712.94
16.001% to 16.500%........       91       60      101     252    11,759,503.31    10,103,914.31    19,210,899.83     41,074,317.45
16.501% to 17.000%........       43       50      125     218     5,146,522.88     6,804,810.77    15,719,346.33     27,670,679.98
17.001% to 17.500%........       27       22       72     121     2,967,227.01     2,066,696.05     8,271,695.34     13,305,618.40
17.501% to 18.000%........       17       16       76     109     1,584,228.47     1,357,819.95     6,753,357.12      9,695,405.54
18.001% to 18.500%........        0        0       54      54             0.00             0.00     5,034,330.96      5,034,330.96
18.501% to 19.000%........        1        0       11      12       115,472.06             0.00     1,124,460.73      1,239,932.79
                             -------------------------------------------------------------------------------------------------------
                  Total:      1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26 $510,325,622.27   $956,713,818.57
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of Maximum                Group    Group   Group
Mortgage Interest Rates           1        2       3      Total
---------------------------------------------------------------
9.001% to 9.500%..........      0.07%    0.00%   0.03%    0.03%
10.001% to 10.500%........      0.00     0.00    0.20     0.11
10.501% to 11.000%........      0.12     0.50    0.09     0.19
11.001% to 11.500%........      0.15     0.00    0.17     0.12
11.501% to 12.000%........      1.02     0.86    0.60     0.76
12.001% to 12.500%........      3.76     3.09    2.40     2.88
12.501% to 13.000%........      7.47     7.06    7.58     7.43
13.001% to 13.500%........      9.70    12.31   10.70    10.84
13.501% to 14.000%........     19.06    17.99   16.66    17.53
14.001% to 14.500%........     10.82    10.35   19.53    15.35
14.501% to 15.000%........     14.86    19.11   16.21    16.57
15.001% to 15.500%........     11.40    11.43    8.49     9.86
15.501% to 16.000%........     11.93     8.17    6.36     8.08
16.001% to 16.500%........      5.25     4.54    3.76     4.29
16.501% to 17.000%........      2.30     3.06    3.08     2.89
17.001% to 17.500%........      1.33     0.93    1.62     1.39
17.501% to 18.000%........      0.71     0.61    1.32     1.01
18.001% to 18.500%........      0.00     0.00    0.99     0.53
18.501% to 19.000%........      0.05     0.00    0.22     0.13
                             ----------------------------------
                  Total:      100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average Maximum Mortgage Interest Rate of the group 1 Adjustable-Rate Mortgage Loans was approximately 14.469%, approximately 14.419% for the group 2 Adjustable-Rate Mortgage Loans, approximately 14.466% for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 14.456% for all of the initial Adjustable-Rate Mortgage Loans.

 Minimum Mortgage Interest Rate of the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Range of Minimum              Group    Group    Group               Group            Group               Group
Mortgage Interest Rates         1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%..........        0        0        1       1            $0.00            $0.00      $407,638.41       $407,638.41
5.501% to 6.000%..........        7        6        7      20     2,283,485.67     1,784,030.00     2,867,988.60      6,935,504.27
6.001% to 6.500%..........       27       25       26      78     8,418,114.36     7,264,566.21    12,987,466.52     28,670,147.09
6.501% to 7.000%..........       61       64       82     207    16,788,525.78    15,982,633.66    40,738,115.49     73,509,274.93
7.001% to 7.500%..........       79      112      125     316    21,787,398.93    27,423,000.67    57,974,565.10    107,184,964.70
7.501% to 8.000%..........      172      168      206     546    43,367,999.31    42,047,748.89    83,971,308.17    169,387,056.37
8.001% to 8.500%..........       98       95      328     521    24,541,151.35    22,910,010.44    99,214,919.58    146,666,081.37
8.501% to 9.000%..........      169      182      326     677    32,563,615.41    41,261,264.97    81,533,013.06    155,357,893.44
9.001% to 9.500%..........      163      138      184     485    25,626,899.25    25,628,713.19    43,047,025.33     94,302,637.77
9.501% to 10.000%.........      178      105      167     450    26,808,724.01    18,189,933.24    32,141,249.87     77,139,907.12
10.001% to 10.500%........       91       59      100     250    11,739,525.01     9,751,986.22    18,400,722.33     39,892,233.56
10.501% to 11.000%........       43       50      126     219     5,146,522.88     6,804,810.77    15,937,765.66     27,889,099.31
11.001% to 11.500%........       27       23       72     122     2,967,227.01     2,162,996.05     8,271,695.34     13,401,918.40
11.501% to 12.000%........       18       16       76     110     1,664,021.01     1,357,819.95     6,813,272.03      9,835,112.99
12.001% to 12.500%........        0        0       54      54             0.00             0.00     5,034,330.96      5,034,330.96
12.501% to 13.000%........        1        0       10      11       115,472.06             0.00       984,545.82      1,100,017.88
                             -------------------------------------------------------------------------------------------------------
                   Total:     1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26  $510,325,622.27   $956,713,818.57
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Range of Minimum                Group    Group   Group
Mortgage Interest Rates           1        2       3      Total
---------------------------------------------------------------
5.001% to 5.500%..........      0.00%    0.00%   0.08%    0.04%
5.501% to 6.000%..........      1.02     0.80    0.56     0.72
6.001% to 6.500%..........      3.76     3.26    2.54     3.00
6.501% to 7.000%..........      7.50     7.18    7.98     7.68
7.001% to 7.500%..........      9.73    12.32   11.36    11.20
7.501% to 8.000%..........     19.38    18.89   16.45    17.71
8.001% to 8.500%..........     10.96    10.29   19.44    15.33
8.501% to 9.000%..........     14.55    18.54   15.98    16.24
9.001% to 9.500%..........     11.45    11.51    8.44     9.86
9.501% to 10.000%.........     11.98     8.17    6.30     8.06
10.001% to 10.500%........      5.25     4.38    3.61     4.17
10.501% to 11.000%........      2.30     3.06    3.12     2.92
11.001% to 11.500%........      1.33     0.97    1.62     1.40
11.501% to 12.000%........      0.74     0.61    1.34     1.03
12.001% to 12.500%........      0.00     0.00    0.99     0.53
12.501% to 13.000%........      0.05     0.00    0.19     0.11
                             ----------------------------------
                   Total:     100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average Minimum Mortgage Interest Rate of the group 1 Adjustable-Rate Mortgage Loans was approximately 8.479%, approximately 8.424% for the group 2 Adjustable-Rate Mortgage Loans, approximately 8.462% for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 8.457% for all of the initial Adjustable-Rate Mortgage Loans.

      Initial Periodic Cap of the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Initial                       Group    Group    Group               Group            Group               Group
Periodic Cap                    1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
1.000%....................        1        1        0       2      $133,896.23      $351,928.09            $0.00       $485,824.32
2.000%....................       11        1        6      18     2,965,587.01       282,793.81     2,915,486.34      6,163,867.16
3.000%....................    1,122    1,041    1,884   4,047   220,719,198.80   221,934,792.36   507,410,135.93    950,064,127.09
                             -------------------------------------------------------------------------------------------------------
                   Total:     1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26  $510,325,622.27   $956,713,818.57
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Initial                         Group    Group   Group
Periodic Cap                      1        2       3      Total
---------------------------------------------------------------
1.000%....................      0.06%    0.16%   0.00%    0.05%
2.000%....................      1.32     0.13    0.57     0.64
3.000%....................     98.62    99.71   99.43    99.30
                             ----------------------------------
                   Total:     100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average Initial Periodic Cap of the group 1 Adjustable-Rate Mortgage Loans was approximately 2.986%, approximately 2.996% for the group 2 Adjustable-Rate Mortgage Loans, approximately 2.994% for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 2.993% for all of the initial Adjustable-Rate Mortgage Loans.



          Periodic Cap of the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Periodic Cap                    1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
1.000%....................    1,134    1,042    1,890   4,066  $223,818,682.04  $222,217,586.17  $510,325,622.27   $956,361,890.48
1.500%....................        0        1        0       1             0.00       351,928.09             0.00        351,928.09
                             -------------------------------------------------------------------------------------------------------
                    Total:    1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26  $510,325,622.27   $956,713,818.57
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Periodic Cap                      1        2       3      Total
---------------------------------------------------------------
1.000%....................    100.00%   99.84% 100.00%   99.96%
1.500%....................      0.00     0.16    0.00     0.04
                             ----------------------------------
                    Total:    100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average Periodic Cap of the group 1 Adjustable-Rate Mortgage Loans was approximately 1.000%, approximately 1.001% for the group 2 Adjustable-Rate Mortgage Loans, approximately 1.000% for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 1.000% for all of the initial Adjustable-Rate Mortgage Loans.

         Gross Margins of the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
                              Group    Group    Group               Group            Group               Group
Gross Margin                    1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
0.001% to 1.000%..........        0        0        1       1            $0.00            $0.00      $258,627.99       $258,627.99
2.501% to 3.000%..........        1        1        6       8        56,899.93       379,999.00       440,419.35        877,318.28
3.501% to 4.000%..........        0        1        5       6             0.00        81,000.00       329,310.00        410,310.00
4.001% to 4.500%..........        2        0        1       3       724,891.14             0.00       101,250.00        826,141.14
4.501% to 5.000%..........        5        1        7      13       897,612.80       185,523.00     1,202,510.69      2,285,646.49
5.001% to 5.500%..........        8        8       19      35     2,001,681.21     1,947,567.15     3,877,178.28      7,826,426.64
5.501% to 6.000%..........       32       23       38      93     7,591,996.55     5,495,539.06    10,212,767.96     23,300,303.57
6.001% to 6.500%..........      986      926    1,542   3,454   191,751,815.26   195,306,651.63   436,353,233.66    823,411,700.55
6.501% to 7.000%..........       52       49      159     260    11,358,849.98    11,121,267.17    32,330,776.65     54,810,893.80
7.001% to 7.500%..........       33       18       92     143     7,118,581.21     4,139,880.54    19,774,877.48     31,033,339.23
7.501% to 8.000%..........       15       10       15      40     2,316,353.96     2,353,148.37     3,744,876.56      8,414,378.89
8.001% to 8.500%..........        0        4        4       8             0.00     1,172,427.68     1,507,943.65      2,680,371.33
8.501% to 9.000%..........        0        1        0       1             0.00       241,714.69             0.00        241,714.69
9.501% to 10.000%.........        0        1        0       1             0.00       144,795.97             0.00        144,795.97
10.001% to 10.500%........        0        0        1       1             0.00             0.00       191,850.00        191,850.00
                             -------------------------------------------------------------------------------------------------------
                   Total:     1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26  $510,325,622.27   $956,713,818.57
                             =======================================================================================================



                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
                                Group    Group   Group
Gross Margin                      1        2       3      Total
---------------------------------------------------------------
0.001% to 1.000%..........      0.00%    0.00%   0.05%    0.03%
2.501% to 3.000%..........      0.03     0.17    0.09     0.09
3.501% to 4.000%..........      0.00     0.04    0.06     0.04
4.001% to 4.500%..........      0.32     0.00    0.02     0.09
4.501% to 5.000%..........      0.40     0.08    0.24     0.24
5.001% to 5.500%..........      0.89     0.88    0.76     0.82
5.501% to 6.000%..........      3.39     2.47    2.00     2.44
6.001% to 6.500%..........     85.67    87.75   85.50    86.07
6.501% to 7.000%..........      5.08     5.00    6.34     5.73
7.001% to 7.500%..........      3.18     1.86    3.87     3.24
7.501% to 8.000%..........      1.03     1.06    0.73     0.88
8.001% to 8.500%..........      0.00     0.53    0.30     0.28
8.501% to 9.000%..........      0.00     0.11    0.00     0.03
9.501% to 10.000%.........      0.00     0.07    0.00     0.02
10.001% to 10.500%........      0.00     0.00    0.04     0.02
                             ----------------------------------
                   Total:     100.00%  100.00% 100.00%  100.00%
                             ==================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the group 1 Adjustable-Rate Mortgage Loans was approximately 6.209%, approximately 6.221% for the group 2 Adjustable-Rate Mortgage Loans, approximately 6.229% for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 6.222% for all of the initial Adjustable-Rate Mortgage Loans.

     Next Adjustment Date for the Initial Adjustable-Rate Mortgage Loans(1)

                                          Number of                                     Principal Balance
                                       Mortgage Loans                           Outstanding as of the Cut-off Date
                             -------------------------------------------------------------------------------------------------------
Month of Next Mortgage        Group    Group    Group               Group            Group               Group
Interest Rate Change            1        2        3     Total         1                2                   3                 Total
------------------------------------------------------------------------------------------------------------------------------------
December 1, 2007..........        0        0        2       2            $0.00            $0.00      $196,355.48       $196,355.48
January 1, 2008...........        3        2        4       9       413,556.40       553,915.26       456,403.38      1,423,875.04
February 1, 2008..........        5        2        2       9       663,546.83       418,844.27       478,022.10      1,560,413.20
March 1, 2008.............       12        7        3      22     1,805,278.83       920,384.33       809,427.94      3,535,091.10
April 1, 2008.............       22       20       34      76     4,789,860.08     4,576,147.71    10,460,324.95     19,826,332.74
May 1, 2008...............       62       56       87     205    13,166,563.94    12,870,709.39    26,173,222.83     52,210,496.16
June 1, 2008..............      472      418      805   1,695    91,926,182.07    90,233,325.27   233,455,385.06    415,614,892.40
July 1, 2008..............      449      445      824   1,718    86,030,618.20    92,230,075.75   196,746,995.00    375,007,688.95
March 1, 2009.............        0        1        1       2             0.00       248,449.81       452,379.90        700,829.71
April 1, 2009.............        0        0        1       1             0.00             0.00        75,851.36         75,851.36
May 1, 2009...............        1        1        3       5       165,934.91       384,480.57       434,205.21        984,620.69
June 1, 2009..............       12       11       22      45     2,841,067.96     2,531,495.34     6,143,577.11     11,516,140.41
July 1, 2009..............       17       13       22      52     3,772,350.00     1,979,531.40     5,401,899.00     11,153,780.40
February 1, 2011..........        0        1        0       1             0.00       155,565.24             0.00        155,565.24
March 1, 2011.............        1        0        0       1       179,598.13             0.00             0.00        179,598.13
April 1, 2011.............        2        0        0       2       319,264.27             0.00             0.00        319,264.27
May 1, 2011...............        6        2        6      14     1,513,963.22       444,666.33     2,611,744.59      4,570,374.14
June 1, 2011..............       31       19       35      85     7,811,314.20     4,684,623.59    13,801,821.36     26,297,759.15
July 1, 2011..............       39       45       39     123     8,419,583.00    10,337,300.00    12,628,007.00     31,384,890.00
                             -------------------------------------------------------------------------------------------------------
                   Total:     1,134    1,043    1,890   4,067  $223,818,682.04  $222,569,514.26  $510,325,622.27   $956,713,818.57
                             =======================================================================================================


                                    % of Aggregate
                             Principal Balance Outstanding
                                as of the Cut-off Date
                             ----------------------------------
Month of Next Mortgage          Group    Group   Group
Interest Rate Change              1        2       3      Total
---------------------------------------------------------------
December 1, 2007..........      0.00%    0.00%   0.04%    0.02%
January 1, 2008...........      0.18     0.25    0.09     0.15
February 1, 2008..........      0.30     0.19    0.09     0.16
March 1, 2008.............      0.81     0.41    0.16     0.37
April 1, 2008.............      2.14     2.06    2.05     2.07
May 1, 2008...............      5.88     5.78    5.13     5.46
June 1, 2008..............     41.07    40.54   45.75    43.44
July 1, 2008..............     38.44    41.44   38.55    39.20
March 1, 2009.............      0.00     0.11    0.09     0.07
April 1, 2009.............      0.00     0.00    0.01     0.01
May 1, 2009...............      0.07     0.17    0.09     0.10
June 1, 2009..............      1.27     1.14    1.20     1.20
July 1, 2009..............      1.69     0.89    1.06     1.17
February 1, 2011..........      0.00     0.07    0.00     0.02
March 1, 2011.............      0.08     0.00    0.00     0.02
April 1, 2011.............      0.14     0.00    0.00     0.03
May 1, 2011...............      0.68     0.20    0.51     0.48
June 1, 2011..............      3.49     2.10    2.70     2.75
July 1, 2011..............      3.76     4.64    2.47     3.28
                             ----------------------------------
                   Total:     100.00%  100.00% 100.00%  100.00%
                             ==================================


(1) As of the Cut-off Date, the weighted average number of months until the next Adjustment Date of the group 1 Adjustable-Rate Mortgage Loans was approximately 27 months, approximately 26 months for the group 2 Adjustable-Rate Mortgage Loans, approximately 26 months for the initial group 3 Adjustable-Rate Mortgage Loans and approximately 26 months for all of the initial Adjustable-Rate Mortgage Loans.

                                   Appendix B

     The following tables have been prepared based on the assumptions described in this free writing prospectus under "Yield, Prepayment and Maturity Considerations" and should be read in conjunction with that section.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class A-1

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                 99     86     79     72     65     58     51
July 25, 2008                 99     65     50     36     22      9      0
July 25, 2009                 98     45     24      7      0      0      0
July 25, 2010                 98     31     21      7      0      0      0
July 25, 2011                 97     25     15      7      0      0      0
July 25, 2012                 96     21     11      6      0      0      0
July 25, 2013                 95     17      8      4      0      0      0
July 25, 2014                 95     14      6      2      0      0      0
July 25, 2015                 94     12      4      2      0      0      0
July 25, 2016                 92      9      3      1      0      0      0
July 25, 2017                 91      8      2      1      0      0      0
July 25, 2018                 90      6      2      0      0      0      0
July 25, 2019                 88      5      1      0      0      0      0
July 25, 2020                 86      4      1      0      0      0      0
July 25, 2021                 84      3      1      0      0      0      0
July 25, 2022                 82      3      0      0      0      0      0
July 25, 2023                 79      2      0      0      0      0      0
July 25, 2024                 77      2      0      0      0      0      0
July 25, 2025                 73      1      0      0      0      0      0
July 25, 2026                 70      1      0      0      0      0      0
July 25, 2027                 66      1      0      0      0      0      0
July 25, 2028                 61      1      0      0      0      0      0
July 25, 2029                 56      1      0      0      0      0      0
July 25, 2030                 50      0      0      0      0      0      0
July 25, 2031                 44      0      0      0      0      0      0
July 25, 2032                 36      0      0      0      0      0      0
July 25, 2033                 30      0      0      0      0      0      0
July 25, 2034                 26      0      0      0      0      0      0
July 25, 2035                 21      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  22.28   4.15   2.81   1.93   1.35   1.18   1.05
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         22.28  3.87   2.63    1.80   1.35   1.18   1.05

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class A-2

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                 99     86     79     72     65     58     51
July 25, 2008                 99     65     50     36     22      9      0
July 25, 2009                 98     45     24      7      0      0      0
July 25, 2010                 98     31     21      7      0      0      0
July 25, 2011                 97     25     15      7      0      0      0
July 25, 2012                 96     21     11      6      0      0      0
July 25, 2013                 96     17      8      4      0      0      0
July 25, 2014                 95     14      6      2      0      0      0
July 25, 2015                 94     12      5      2      0      0      0
July 25, 2016                 93     10      3      1      0      0      0
July 25, 2017                 91      8      2      1      0      0      0
July 25, 2018                 90      6      2      0      0      0      0
July 25, 2019                 88      5      1      0      0      0      0
July 25, 2020                 86      4      1      0      0      0      0
July 25, 2021                 84      4      1      0      0      0      0
July 25, 2022                 82      3      1      0      0      0      0
July 25, 2023                 80      2      0      0      0      0      0
July 25, 2024                 77      2      0      0      0      0      0
July 25, 2025                 73      2      0      0      0      0      0
July 25, 2026                 70      1      0      0      0      0      0
July 25, 2027                 66      1      0      0      0      0      0
July 25, 2028                 61      1      0      0      0      0      0
July 25, 2029                 56      1      0      0      0      0      0
July 25, 2030                 50      0      0      0      0      0      0
July 25, 2031                 44      0      0      0      0      0      0
July 25, 2032                 36      0      0      0      0      0      0
July 25, 2033                 30      0      0      0      0      0      0
July 25, 2034                 25      0      0      0      0      0      0
July 25, 2035                 21      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  22.30   4.16   2.82   1.94   1.35   1.18   1.05
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         22.30   3.88   2.63   1.80   1.35   1.18   1.05

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-3A

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                 99     75     63     51     38     26     13
July 25, 2008                 98     38     10      0      0      0      0
July 25, 2009                 97      0      0      0      0      0      0
July 25, 2010                 96      0      0      0      0      0      0
July 25, 2011                 95      0      0      0      0      0      0
July 25, 2012                 94      0      0      0      0      0      0
July 25, 2013                 92      0      0      0      0      0      0
July 25, 2014                 90      0      0      0      0      0      0
July 25, 2015                 89      0      0      0      0      0      0
July 25, 2016                 86      0      0      0      0      0      0
July 25, 2017                 84      0      0      0      0      0      0
July 25, 2018                 81      0      0      0      0      0      0
July 25, 2019                 78      0      0      0      0      0      0
July 25, 2020                 75      0      0      0      0      0      0
July 25, 2021                 71      0      0      0      0      0      0
July 25, 2022                 67      0      0      0      0      0      0
July 25, 2023                 62      0      0      0      0      0      0
July 25, 2024                 57      0      0      0      0      0      0
July 25, 2025                 51      0      0      0      0      0      0
July 25, 2026                 44      0      0      0      0      0      0
July 25, 2027                 36      0      0      0      0      0      0
July 25, 2028                 28      0      0      0      0      0      0
July 25, 2029                 18      0      0      0      0      0      0
July 25, 2030                  7      0      0      0      0      0      0
July 25, 2031                  0      0      0      0      0      0      0
July 25, 2032                  0      0      0      0      0      0      0
July 25, 2033                  0      0      0      0      0      0      0
July 25, 2034                  0      0      0      0      0      0      0
July 25, 2035                  0      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  17.43   1.63   1.23   1.00   0.85   0.74   0.66
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         17.43   1.63   1.23   1.00   0.85   0.74   0.66

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-3B

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100     51      0      0      0
July 25, 2009                100    100      0      0      0      0      0
July 25, 2010                100     17      0      0      0      0      0
July 25, 2011                100      0      0      0      0      0      0
July 25, 2012                100      0      0      0      0      0      0
July 25, 2013                100      0      0      0      0      0      0
July 25, 2014                100      0      0      0      0      0      0
July 25, 2015                100      0      0      0      0      0      0
July 25, 2016                100      0      0      0      0      0      0
July 25, 2017                100      0      0      0      0      0      0
July 25, 2018                100      0      0      0      0      0      0
July 25, 2019                100      0      0      0      0      0      0
July 25, 2020                100      0      0      0      0      0      0
July 25, 2021                100      0      0      0      0      0      0
July 25, 2022                100      0      0      0      0      0      0
July 25, 2023                100      0      0      0      0      0      0
July 25, 2024                100      0      0      0      0      0      0
July 25, 2025                100      0      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                 85      0      0      0      0      0      0
July 25, 2032                 43      0      0      0      0      0      0
July 25, 2033                  7      0      0      0      0      0      0
July 25, 2034                  0      0      0      0      0      0      0
July 25, 2035                  0      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  25.85   3.62   2.44   2.00   1.72   1.45   1.26
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         25.85   3.62   2.44   2.00   1.72   1.45   1.26

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                           Class A-3C1 and Class A-3C2

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100     82     27      0
July 25, 2009                100    100     87     15      0      0      0
July 25, 2010                100    100     70     15      0      0      0
July 25, 2011                100     90     48     15      0      0      0
July 25, 2012                100     71     31      7      0      0      0
July 25, 2013                100     56     18      0      0      0      0
July 25, 2014                100     43      9      0      0      0      0
July 25, 2015                100     32      2      0      0      0      0
July 25, 2016                100     23      0      0      0      0      0
July 25, 2017                100     16      0      0      0      0      0
July 25, 2018                100     10      0      0      0      0      0
July 25, 2019                100      5      0      0      0      0      0
July 25, 2020                100      1      0      0      0      0      0
July 25, 2021                100      0      0      0      0      0      0
July 25, 2022                100      0      0      0      0      0      0
July 25, 2023                100      0      0      0      0      0      0
July 25, 2024                100      0      0      0      0      0      0
July 25, 2025                100      0      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                100      0      0      0      0      0      0
July 25, 2034                 88      0      0      0      0      0      0
July 25, 2035                 68      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.26   7.99   5.23   3.04   2.13   1.91   1.71
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.26   7.90   5.17   3.00   2.13   1.91   1.71

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                   Class A-3D



ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100     37
July 25, 2009                100    100    100    100      0      0      0
July 25, 2010                100    100    100    100      0      0      0
July 25, 2011                100    100    100    100      0      0      0
July 25, 2012                100    100    100    100      0      0      0
July 25, 2013                100    100    100     94      0      0      0
July 25, 2014                100    100    100     62      0      0      0
July 25, 2015                100    100    100     41      0      0      0
July 25, 2016                100    100     85     28      0      0      0
July 25, 2017                100    100     63     18      0      0      0
July 25, 2018                100    100     47     11      0      0      0
July 25, 2019                100    100     35      2      0      0      0
July 25, 2020                100    100     26      0      0      0      0
July 25, 2021                100     88     19      0      0      0      0
July 25, 2022                100     72     14      0      0      0      0
July 25, 2023                100     58      7      0      0      0      0
July 25, 2024                100     47      1      0      0      0      0
July 25, 2025                100     38      0      0      0      0      0
July 25, 2026                100     31      0      0      0      0      0
July 25, 2027                100     25      0      0      0      0      0
July 25, 2028                100     20      0      0      0      0      0
July 25, 2029                100     16      0      0      0      0      0
July 25, 2030                100     10      0      0      0      0      0
July 25, 2031                100      4      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                100      0      0      0      0      0      0
July 25, 2034                100      0      0      0      0      0      0
July 25, 2035                100      0      0      0      0      0      0
July 25, 2036                 51      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.97  18.59  12.47   9.05   2.54   2.11   1.99
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.88  12.21   8.04   5.79   2.54   2.11   1.99

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-1

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100     85     43     30
July 25, 2010                100    100     67    100     85     43     30
July 25, 2011                100     82     50     49     77     34     17
July 25, 2012                100     68     37     18     44     17      4
July 25, 2013                100     56     27     12     26      6      0
July 25, 2014                100     46     20      8     15      0      0
July 25, 2015                100     38     15      5      7      0      0
July 25, 2016                100     31     11      4      0      0      0
July 25, 2017                100     26      8      2      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      4      0      0      0      0
July 25, 2020                100     14      3      0      0      0      0
July 25, 2021                100     11      2      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      5      0      0      0      0      0
July 25, 2026                100      4      0      0      0      0      0
July 25, 2027                100      3      0      0      0      0      0
July 25, 2028                100      3      0      0      0      0      0
July 25, 2029                100      1      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  4      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.97   6.00   5.49   5.91   3.74   2.98
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.40   5.05   4.19   2.67   2.29

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-2

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100    100    100     87
July 25, 2010                100    100     67     70     75     39     18
July 25, 2011                100     82     50     28     15      6      3
July 25, 2012                100     68     37     18      8      3      0
July 25, 2013                100     56     27     12      5      0      0
July 25, 2014                100     46     20      8      3      0      0
July 25, 2015                100     38     15      5      0      0      0
July 25, 2016                100     31     11      4      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      4      0      0      0      0
July 25, 2020                100     14      3      0      0      0      0
July 25, 2021                100     11      1      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      5      0      0      0      0      0
July 25, 2026                100      4      0      0      0      0      0
July 25, 2027                100      3      0      0      0      0      0
July 25, 2028                100      1      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  4      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.95   5.96   4.97   4.57   3.96   3.54
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.38   4.54   4.22   3.36   2.88

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-3

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100    100     93     18
July 25, 2010                100    100     67     43     25     13      7
July 25, 2011                100     82     50     28     15      6      2
July 25, 2012                100     68     37     18      8      3      0
July 25, 2013                100     56     27     12      5      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      5      0      0      0
July 25, 2016                100     31     11      4      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      4      0      0      0      0
July 25, 2020                100     14      3      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      5      0      0      0      0      0
July 25, 2026                100      4      0      0      0      0      0
July 25, 2027                100      3      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  4      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.93   5.93   4.78   4.14   3.40   2.99
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.37   4.37   3.84   3.16   2.80

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-4

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100    100     26     18
July 25, 2010                100    100     67     43     25     13      7
July 25, 2011                100     82     50     28     15      6      0
July 25, 2012                100     68     37     18      8      0      0
July 25, 2013                100     56     27     12      5      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      5      0      0      0
July 25, 2016                100     31     11      2      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      4      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      5      0      0      0      0      0
July 25, 2026                100      4      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  4      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.91   5.91   4.70   3.99   3.23   2.84
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.37   4.30   3.70   2.99   2.65

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-5

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100    100     26     18
July 25, 2010                100    100     67     43     25     13      7
July 25, 2011                100     82     50     28     15      6      0
July 25, 2012                100     68     37     18      8      0      0
July 25, 2013                100     56     27     12      5      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      5      0      0      0
July 25, 2016                100     31     11      0      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      4      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      5      0      0      0      0      0
July 25, 2026                100      1      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.88   5.89   4.63   3.87   3.10   2.72
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.37   4.25   3.59   2.87   2.53

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-6

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100    100     26     18
July 25, 2010                100    100     67     43     25     13      7
July 25, 2011                100     82     50     28     15      6      0
July 25, 2012                100     68     37     18      8      0      0
July 25, 2013                100     56     27     12      3      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      5      0      0      0
July 25, 2016                100     31     11      0      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      6      0      0      0      0
July 25, 2019                100     17      0      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      6      0      0      0      0      0
July 25, 2025                100      3      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.85   5.86   4.58   3.79   3.01   2.64
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.36   4.21   3.52   2.79   2.47

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-7

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100     86     26     18
July 25, 2010                100    100     67     43     25     13      7
July 25, 2011                100     82     50     28     15      6      0
July 25, 2012                100     68     37     18      8      0      0
July 25, 2013                100     56     27     12      0      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      0      0      0      0
July 25, 2016                100     31     11      0      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      4      0      0      0      0
July 25, 2019                100     17      0      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      8      0      0      0      0      0
July 25, 2024                100      5      0      0      0      0      0
July 25, 2025                100      0      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.14   8.80   5.82   4.52   3.70   2.93   2.58
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.36   4.18   3.45   2.73   2.42

---------------------------------------

 (1) Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-8

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100     44     26     18
July 25, 2010                100    100     67     43     25     13      6
July 25, 2011                100     82     50     28     15      0      0
July 25, 2012                100     68     37     18      8      0      0
July 25, 2013                100     56     27     12      0      0      0
July 25, 2014                100     46     20      8      0      0      0
July 25, 2015                100     38     15      0      0      0      0
July 25, 2016                100     31     11      0      0      0      0
July 25, 2017                100     26      8      0      0      0      0
July 25, 2018                100     21      0      0      0      0      0
July 25, 2019                100     17      0      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      9      0      0      0      0      0
July 25, 2023                100      7      0      0      0      0      0
July 25, 2024                100      0      0      0      0      0      0
July 25, 2025                100      0      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.13   8.74   5.78   4.46   3.65   2.86   2.54
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.36   4.15   3.42   2.67   2.39

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

         Percentage of Original Principal Balance Outstanding(1) at the
          Specified Percentages of the Applicable Prepayment Assumption

                                    Class M-9

ARM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------
FRM PPC                       0%    50%    75%   100%   125%   150%   175%
--------------------------------------------------------------------------

Distribution Date
-----------------

Initial Percentage           100    100    100    100    100    100    100
July 25, 2007                100    100    100    100    100    100    100
July 25, 2008                100    100    100    100    100    100    100
July 25, 2009                100    100    100    100     44     26     18
July 25, 2010                100    100     67     43     25     13      0
July 25, 2011                100     82     50     28     15      0      0
July 25, 2012                100     68     37     18      3      0      0
July 25, 2013                100     56     27     12      0      0      0
July 25, 2014                100     46     20      2      0      0      0
July 25, 2015                100     38     15      0      0      0      0
July 25, 2016                100     31     11      0      0      0      0
July 25, 2017                100     26      2      0      0      0      0
July 25, 2018                100     21      0      0      0      0      0
July 25, 2019                100     17      0      0      0      0      0
July 25, 2020                100     14      0      0      0      0      0
July 25, 2021                100     11      0      0      0      0      0
July 25, 2022                100      8      0      0      0      0      0
July 25, 2023                100      0      0      0      0      0      0
July 25, 2024                100      0      0      0      0      0      0
July 25, 2025                100      0      0      0      0      0      0
July 25, 2026                100      0      0      0      0      0      0
July 25, 2027                100      0      0      0      0      0      0
July 25, 2028                100      0      0      0      0      0      0
July 25, 2029                100      0      0      0      0      0      0
July 25, 2030                100      0      0      0      0      0      0
July 25, 2031                100      0      0      0      0      0      0
July 25, 2032                100      0      0      0      0      0      0
July 25, 2033                 95      0      0      0      0      0      0
July 25, 2034                 82      0      0      0      0      0      0
July 25, 2035                 66      0      0      0      0      0      0
July 25, 2036                  0      0      0      0      0      0      0
Weighted Avg. Life to
Maturity (in
years)(2)                  29.13   8.67   5.73   4.41   3.57   2.81   2.48
Weighted Avg. Life to
Optional Termination
Date (in years)(2)         29.13   8.10   5.36   4.14   3.37   2.64   2.35

---------------------------------------

(1)  Rounded to the nearest whole percentage.

(2) The weighted average life of any class of Certificates is determined by (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date of such class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reduction in the Certificate Principal Balance of such class of Certificates.

                                   Appendix C

                      Assumed Mortgage Loan Characteristics

                                                                                                 Original
                                       Gross                  Original                           Interest               Months to
                      Cut-off Date    Mortgage    Original   Amortization                Loan      Only       Gross        Next
  Loan    Interest      Principal     Interest      Term        Term       Prefunding     Age      Term       Margin    Adjustment
  Group     Type       Balance ($)    Rate (%)    (months)    (months)        Term      (months)  (months)     (%)        Date
------------------------------------------------------------------------------------------------------------------------------------
    1      FIXED         30,293.00    12.5000%      240          240            0          3          0        N/A         N/A
    1      FIXED      4,253,264.45    11.0472%      360          360            0          1          0        N/A         N/A
    1      FIXED      1,560,186.58    12.0315%      360          360            0          1          0        N/A         N/A
    1      FIXED        403,023.79    11.6237%      360          360            0          1          0        N/A         N/A
    1      ARM       28,824,022.02     9.0786%      360          360            0          1          0       6.1785%      23
    1      ARM        7,099,953.85     8.9638%      360          360            0          1          0       6.2873%      23
    1      ARM       73,041,888.36     8.9893%      360          360            0          1          0       6.3173%      23
    1      ARM          165,600.00     9.1000%      360          360            0          0          0       6.3000%      24
    1      ARM          326,029.91    10.1929%      360          360            0          1          0       6.0792%      23
    1      ARM        1,854,500.00     7.3803%      360          360            0          1         60       6.3882%      23
    1      ARM        2,411,068.75     7.3754%      360          360            0          1         60       6.1121%      23
    1      ARM       11,050,334.45     7.1294%      360          360            0          1         60       6.0281%      23
    1      ARM       15,816,269.74     8.1734%      360          480            0          1          0       6.1326%      23
    1      ARM        6,892,481.54     8.2843%      360          480            0          0          0       6.2013%      24
    1      ARM       50,781,192.35     8.0644%      360          480            0          1          0       6.1532%      23
    1      ARM          532,265.38     9.0514%      360          480            0          0          0       6.1376%      24
    1      ARM          323,585.97    10.2369%      360          360            0          0          0       6.1846%      36
    1      ARM          354,761.32     7.9900%      360          360            0          1          0       6.8000%      35
    1      ARM        1,738,625.66     8.6645%      360          360            0          0          0       6.1000%      36
    1      ARM        1,076,845.41     8.3988%      360          480            0          1          0       6.2649%      35
    1      ARM        1,562,116.49     7.6777%      360          480            0          1          0       6.1490%      35
    1      ARM        1,723,418.02     8.0656%      360          480            0          0          0       6.1267%      36
    1      ARM        1,147,910.96     8.9866%      360          360            0          0          0       6.1387%      60
    1      ARM          581,000.00     7.9590%      360          360            0          0          0       6.2312%      60
    1      ARM          148,429.24     9.6500%      360          360            0          1          0       6.1000%      59
    1      ARM        6,157,844.64     8.1662%      360          360            0          1          0       6.1375%      59
    1      ARM          702,165.00     6.9688%      360          360            0          1         60       6.1000%      59
    1      ARM          360,000.00     6.7500%      360          360            0          0         60       6.1000%      60
    1      ARM        1,593,500.00     7.2205%      360          360            0          1         60       6.0746%      59
    1      ARM        1,199,241.76     8.4376%      360          480            0          1          0       6.1660%      59
    1      ARM        1,344,385.84     7.5144%      360          480            0          0          0       6.1000%      60
    1      ARM        5,009,245.38     7.6882%      360          480            0          1          0       6.1364%      59
    2      FIXED         38,000.00    10.1500%      240          240            0          0          0        N/A         N/A
    2      FIXED      4,157,310.99    12.4578%      360          360            0          1          0        N/A         N/A
    2      FIXED         53,950.30    11.2500%      360          360            0          1          0        N/A         N/A
    2      FIXED      2,317,873.85    12.7452%      360          360            0          1          0        N/A         N/A
    2      FIXED        521,236.10    12.9497%      360          360            0          1          0        N/A         N/A
    2      FIXED        295,933.89     8.8500%      360          480            0          1          0        N/A         N/A



                                   Maximum      Minimum
           Initial     Periodic    Mortgage     Mortgage
  Loan     Periodic    Rate Cap    Interest     Interest
  Group  Rate Cap (%)     (%)      Rate (%)     Rate (%)
---------------------------------------------------------
    1        N/A          N/A         N/A          N/A
    1        N/A          N/A         N/A          N/A
    1        N/A          N/A         N/A          N/A
    1        N/A          N/A         N/A          N/A
    1      3.0000%      1.0000%     15.0498%     9.0786%
    1      3.0000%      1.0000%     14.9638%     8.9638%
    1      2.9855%      1.0000%     14.9966%     8.9853%
    1      3.0000%      1.0000%     15.1000%     9.1000%
    1      3.0000%      1.0000%     16.1929%    10.1929%
    1      3.0000%      1.0000%     13.3803%     7.3803%
    1      3.0000%      1.0000%     13.3754%     7.3754%
    1      3.0000%      1.0000%     13.1294%     7.1294%
    1      2.9831%      1.0000%     14.1583%     8.1734%
    1      3.0000%      1.0000%     14.2843%     8.2843%
    1      2.9694%      1.0000%     14.0320%     8.0644%
    1      3.0000%      1.0000%     15.0514%     9.0514%
    1      3.0000%      1.0000%     16.2369%    10.2369%
    1      3.0000%      1.0000%     14.9900%     7.9900%
    1      3.0000%      1.0000%     14.6645%     8.6645%
    1      3.0000%      1.0000%     14.3988%     8.3988%
    1      3.0000%      1.0000%     13.6777%     7.6777%
    1      3.0000%      1.0000%     13.6462%     8.0656%
    1      3.0000%      1.0000%     14.9866%     8.9866%
    1      3.0000%      1.0000%     13.9590%     7.9590%
    1      3.0000%      1.0000%     15.6500%     9.6500%
    1      2.9433%      1.0000%     14.1662%     8.1662%
    1      3.0000%      1.0000%     12.9688%     6.9688%
    1      3.0000%      1.0000%     12.7500%     6.7500%
    1      3.0000%      1.0000%     13.2205%     7.2205%
    1      3.0000%      1.0000%     14.4376%     8.4376%
    1      3.0000%      1.0000%     13.5144%     7.5144%
    1      3.0000%      1.0000%     13.6882%     7.6882%
    2        N/A          N/A         N/A          N/A
    2        N/A          N/A         N/A          N/A
    2        N/A          N/A         N/A          N/A
    2        N/A          N/A         N/A          N/A
    2        N/A          N/A         N/A          N/A
    2        N/A          N/A         N/A          N/A

                                                                                                 Original
                                       Gross                  Original                           Interest               Months to
                      Cut-off Date    Mortgage    Original   Amortization                Loan      Only       Gross        Next
  Loan    Interest      Principal     Interest      Term        Term       Prefunding     Age      Term       Margin    Adjustment
  Group     Type       Balance ($)    Rate (%)    (months)    (months)        Term      (months)  (months)     (%)        Date
------------------------------------------------------------------------------------------------------------------------------------
    2      ARM       31,152,549.50     9.0586%      360          360            0          1          0       6.1829%      23
    2      ARM       11,829,006.44     8.2670%      360          360            0          1          0       6.2940%      23
    2      ARM       60,015,979.79     8.8300%      360          360            0          1          0       6.2717%      23
    2      ARM          293,236.78     9.3923%      360          360            0          1          0       6.1911%      23
    2      ARM        4,825,604.99     8.4444%      360          360            0          1         60       6.2038%      23
    2      ARM        1,838,250.00     8.0617%      360          360            0          0         60       6.0809%      24
    2      ARM       15,499,537.11     7.5449%      360          360            0          1         60       6.0380%      23
    2      ARM       13,258,695.75     8.3525%      360          480            0          1          0       6.2269%      23
    2      ARM        8,461,653.22     8.2916%      360          480            0          1          0       6.2924%      23
    2      ARM       54,628,888.40     8.1306%      360          480            0          1          0       6.2228%      23
    2      ARM        1,098,572.65     8.1323%      360          360            0          2          0       6.9218%      34
    2      ARM           84,759.59     9.6500%      360          360            0          1          0       6.1000%      35
    2      ARM        1,314,241.77     9.6373%      360          360            0          0          0       6.2211%      36
    2      ARM          675,494.40     8.6845%      360          360            0          0         60       6.1000%      36
    2      ARM          618,400.00     6.8539%      360          360            0          1         60       5.9723%      35
    2      ARM          213,530.36     7.5500%      360          480            0          1          0       6.1000%      35
    2      ARM          600,362.00     8.7977%      360          480            0          1          0       6.5000%      35
    2      ARM          538,596.35     7.8949%      360          480            0          0          0       6.1000%      36
    2      ARM          591,441.61     7.7014%      360          360            0          0          0       6.2495%      60
    2      ARM        1,248,125.00     7.4986%      360          360            0          0          0       6.5006%      60
    2      ARM          444,900.00     8.7652%      360          360            0          0          0       6.1000%      60
    2      ARM        5,235,445.95     8.2004%      360          360            0          1          0       6.1279%      59
    2      ARM          430,000.00     8.8000%      360          360            0          1         60       6.1000%      59
    2      ARM          740,500.00     7.0069%      360          360            0          1         60       6.1000%      59
    2      ARM          948,168.64     7.5938%      360          480            0          0          0       6.1000%      60
    2      ARM        1,322,400.00     6.8295%      360          480            0          0          0       6.0961%      60
    2      ARM          396,702.18     8.4669%      360          480            0          1          0       6.1000%      59
    2      ARM        4,264,471.78     7.6769%      360          480            0          0          0       6.1533%      60
    3      FIXED      9,456,103.51    11.4604%      360          360            0          1          0        N/A         N/A
    3      FIXED        528,552.74    11.8278%      360          360            0          1          0        N/A         N/A
    3      FIXED      6,166,833.77    11.8782%      360          360            0          1          0        N/A         N/A
    3      FIXED        871,309.02    11.9405%      360          360            0          1          0        N/A         N/A
    3      FIXED        660,225.78     3.0000%      360          360            0          18        120       N/A         N/A
    3      ARM          147,596.37     8.6500%      180          180            0          1          0       6.1000%      23
    3      ARM       65,179,553.91     9.2284%      360          360            0          1          0       6.2712%      23
    3      ARM       18,826,669.27     9.0309%      360          360            0          1          0       6.3576%      23
    3      ARM      134,421,664.92     9.1081%      360          360            0          1          0       6.3075%      23
    3      ARM          413,550.00     8.9372%      360          360            0          0          0       6.1000%      24
    3      ARM        8,718,574.41     8.2609%      360          360            0          1         60       6.1221%      23
    3      ARM        4,993,316.80     7.5765%      360          360            0          1         60       6.1784%      23
    3      ARM       54,937,449.33     7.5386%      360          360            0          1         60       6.1337%      23
    3      ARM          182,108.00     7.0000%      360          360            0          1         60       6.1000%      23
    3      ARM       30,018,300.97     8.4902%      360          480            0          1          0       6.1274%      23
    3      ARM       25,243,131.90     8.1122%      360          480            0          1          0       6.1826%      23



                                    Maximum      Minimum
            Initial     Periodic    Mortgage     Mortgage
  Loan      Periodic    Rate Cap    Interest     Interest
  Group   Rate Cap (%)     (%)      Rate (%)     Rate (%)
----------------------------------------------------------
    2       3.0000%      1.0000%     15.0316%     9.0586%
    2       3.0000%      1.0000%     14.2670%     8.2448%
    2       3.0000%      1.0000%     14.8252%     8.8300%
    2       3.0000%      1.0000%     15.3923%     8.9369%
    2       3.0000%      1.0000%     14.4444%     8.4444%
    2       3.0000%      1.0000%     14.2358%     8.0617%
    2       3.0000%      1.0000%     13.5641%     7.5449%
    2       3.0000%      1.0000%     14.2823%     8.3525%
    2       3.0000%      1.0000%     14.3377%     8.2586%
    2       2.9819%      1.0032%     14.1392%     8.1254%
    2       3.0000%      1.0000%     13.6544%     8.1323%
    2       3.0000%      1.0000%     15.6500%     9.6500%
    2       3.0000%      1.0000%     15.6373%     9.6373%
    2       3.0000%      1.0000%     14.6845%     8.6845%
    2       3.0000%      1.0000%     12.8539%     6.8539%
    2       3.0000%      1.0000%     10.5500%     7.5500%
    2       3.0000%      1.0000%     14.7977%     8.7977%
    2       3.0000%      1.0000%     13.8949%     7.8949%
    2       3.0000%      1.0000%     13.7014%     7.7014%
    2       3.0000%      1.0000%     13.4986%     7.4986%
    2       3.0000%      1.0000%     14.7045%     8.7045%
    2       3.0000%      1.0000%     14.1249%     8.2004%
    2       3.0000%      1.0000%     14.8000%     8.8000%
    2       3.0000%      1.0000%     13.0069%     7.0069%
    2       3.0000%      1.0000%     13.5938%     7.5938%
    2       3.0000%      1.0000%     12.8295%     6.8295%
    2       3.0000%      1.0000%     14.4669%     8.4669%
    2       3.0000%      1.0000%     13.6769%     7.6769%
    3         N/A          N/A         N/A          N/A
    3         N/A          N/A         N/A          N/A
    3         N/A          N/A         N/A          N/A
    3         N/A          N/A         N/A          N/A
    3         N/A          N/A         N/A          N/A
    3       3.0000%      1.0000%     14.6500%     8.6500%
    3       3.0000%      1.0000%     15.2198%     9.2217%
    3       3.0000%      1.0000%     15.0713%     9.0309%
    3       2.9961%      1.0000%     15.0983%     9.1026%
    3       3.0000%      1.0000%     14.9372%     8.9372%
    3       3.0000%      1.0000%     14.2943%     8.2609%
    3       3.0000%      1.0000%     13.5765%     7.5765%
    3       2.9962%      1.0000%     13.5859%     7.5234%
    3       3.0000%      1.0000%     13.0000%     7.0000%
    3       3.0000%      1.0000%     14.4902%     8.4902%
    3       2.9903%      1.0000%     14.1300%     8.1122%

                                                                                                 Original
                                       Gross                  Original                           Interest               Months to
                      Cut-off Date    Mortgage    Original   Amortization                Loan      Only       Gross        Next
  Loan    Interest      Principal     Interest      Term        Term       Prefunding     Age      Term       Margin    Adjustment
  Group     Type       Balance ($)    Rate (%)    (months)    (months)        Term      (months)  (months)     (%)        Date
------------------------------------------------------------------------------------------------------------------------------------
    3      ARM      124,870,534.33     7.9491%      360          480            0          1          0       6.1935%      23
    3      ARM          195,911.39     7.3000%      360          480            0          1          0       6.1000%      23
    3      ARM          627,775.14     8.2454%      360          480            0          1          0       6.1000%      23
    3      ARM        1,974,772.37     9.0385%      360          360            0          2          0       6.3034%      34
    3      ARM        1,314,279.67     8.5211%      360          360            0          1          0       6.9204%      35
    3      ARM          411,920.00     9.2240%      360          360            0          0          0       6.1874%      36
    3      ARM        4,087,355.36     8.9765%      360          360            0          0          0       6.1747%      36
    3      ARM          192,750.00     8.6500%      360          360            0          1         60       6.1000%      35
    3      ARM        1,571,000.00     8.0772%      360          360            0          1         60       6.2507%      35
    3      ARM          680,800.00     8.5008%      360          480            0          0          0       6.1588%      36
    3      ARM        1,106,250.00     8.3139%      360          480            0          0          0       6.1000%      36
    3      ARM        1,168,785.18     8.6887%      360          480            0          1          0       6.2033%      35
    3      ARM        2,301,666.65     8.0283%      360          360            0          0          0       6.2419%      60
    3      ARM          628,816.10     8.6011%      360          360            0          1          0       6.2335%      59
    3      ARM          106,971.56     9.9994%      360          360            0          0          0       6.1000%      60
    3      ARM        6,344,007.31     8.4352%      360          360            0          1          0       6.2866%      59
    3      ARM          700,000.00     7.4594%      360          360            0          0         60       6.1000%      60
    3      ARM        1,484,000.00     7.1264%      360          360            0          1         60       6.1000%      59
    3      ARM        6,153,220.63     7.0836%      360          360            0          1         60       6.1247%      59
    3      ARM          859,164.27     8.4091%      360          480            0          0          0       6.1000%      60
    3      ARM        2,059,884.16     8.0044%      360          480            0          1          0       6.4064%      59
    3      ARM          499,000.00    10.2500%      360          480            0          0          0       6.1000%      60
    3      ARM        7,904,842.27     7.5265%      360          480            0          1          0       6.1531%      59
    3      FIXED        176,800.00    10.1412%      180          180            1          0          0        N/A         N/A
    3      FIXED        275,000.00     8.2300%      180          180            1          0          0        N/A         N/A
    3      FIXED      1,401,997.62    10.6341%      360          360            1          0          0        N/A         N/A
    3      FIXED        135,000.00    11.8000%      360          360            1          0          0        N/A         N/A
    3      FIXED        151,792.39    12.3000%      360          360            1          5          0        N/A         N/A
    3      FIXED      6,652,553.25     9.1098%      360          360            1          0          0        N/A         N/A
    3      FIXED        759,000.00     6.6713%      360          360            1          0         60        N/A         N/A
    3      FIXED      3,729,884.78     7.2608%      360          480            1          0          0        N/A         N/A
    3      FIXED         30,915.36    12.9307%      240          240            1          3          0        N/A         N/A
    3      FIXED      2,273,137.22    10.7741%      360          360            1          1          0        N/A         N/A
    3      FIXED        100,000.00    12.3000%      360          360            1          0          0        N/A         N/A
    3      FIXED      1,637,603.29    12.6337%      360          360            1          0          0        N/A         N/A
    3      ARM        3,572,226.34    10.1618%      360          360            1          0          0       6.3282%      24
    3      ARM          139,502.00    11.7000%      360          360            1          0          0       6.3000%      24
    3      ARM       28,047,869.17     9.2298%      360          360            1          0          0       6.4143%      24
    3      ARM          140,000.00    11.3000%      360          360            1          0          0       6.1000%      24
    3      ARM          855,076.00     8.7541%      360          360            1          0         60       6.1000%      24
    3      ARM       11,027,019.76     7.5095%      360          360            1          0         60       6.1845%      24
    3      ARM        1,090,600.00     9.3134%      360          480            1          0          0       6.1000%      24
    3      ARM        1,748,500.00     8.0209%      360          480            1          0          0       6.1000%      24
    3      ARM       22,784,258.09     8.1395%      360          480            1          0          0       6.2344%      24



                                   Maximum      Minimum
           Initial     Periodic    Mortgage     Mortgage
  Loan     Periodic    Rate Cap    Interest     Interest
  Group  Rate Cap (%)     (%)      Rate (%)     Rate (%)
---------------------------------------------------------
    3      2.9845%      1.0000%     13.9429%     7.9491%
    3      3.0000%      1.0000%     13.3000%     7.3000%
    3      3.0000%      1.0000%     14.2454%     8.2454%
    3      3.0000%      1.0000%     14.7546%     9.0385%
    3      3.0000%      1.0000%     15.0511%     8.5211%
    3      3.0000%      1.0000%     15.2240%     9.2240%
    3      3.0000%      1.0000%     14.9765%     8.9765%
    3      3.0000%      1.0000%     14.6500%     8.6500%
    3      3.0000%      1.0000%     14.0772%     8.0772%
    3      3.0000%      1.0000%     14.5008%     8.5008%
    3      3.0000%      1.0000%     14.3139%     8.3139%
    3      3.0000%      1.0000%     14.6887%     8.6887%
    3      3.0000%      1.0000%     14.0283%     8.0283%
    3      3.0000%      1.0000%     14.8237%     8.6011%
    3      3.0000%      1.0000%     15.9994%     9.9994%
    3      3.0000%      1.0000%     14.5279%     8.4352%
    3      3.0000%      1.0000%     13.4594%     7.4594%
    3      3.0000%      1.0000%     13.1264%     7.1264%
    3      3.0000%      1.0000%     13.0836%     7.0836%
    3      3.0000%      1.0000%     14.4091%     8.4091%
    3      3.0000%      1.0000%     14.2232%     8.0044%
    3      3.0000%      1.0000%     16.2500%    10.2500%
    3      3.0000%      1.0000%     13.1944%     7.5265%
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3        N/A          N/A         N/A          N/A
    3      2.9093%      1.0000%     16.1618%    10.1618%
    3      3.0000%      1.0000%     17.7000%    11.7000%
    3      2.9479%      1.0000%     15.2260%     9.2298%
    3      3.0000%      1.0000%     17.3000%    11.3000%
    3      3.0000%      1.0000%     14.7541%     8.7541%
    3      2.9097%      1.0000%     13.5490%     7.5095%
    3      3.0000%      1.0000%     15.3134%     8.5294%
    3      3.0000%      1.0000%     14.0209%     8.0209%
    3      2.9424%      1.0000%     14.1283%     8.1149%

                                                                                                 Original
                                       Gross                  Original                           Interest               Months to
                      Cut-off Date    Mortgage    Original   Amortization                Loan      Only       Gross        Next
  Loan    Interest      Principal     Interest      Term        Term       Prefunding     Age      Term       Margin    Adjustment
  Group     Type       Balance ($)    Rate (%)    (months)    (months)        Term      (months)  (months)     (%)        Date
------------------------------------------------------------------------------------------------------------------------------------
    3      ARM          127,082.66     8.5000%      360          480            1          4          0       6.1000%      20
    3      ARM           78,850.00    10.1000%      360          360            1          0          0       6.1000%      36
    3      ARM          692,950.00     9.3069%      360          360            1          0          0       5.6059%      36
    3      ARM          520,000.00     7.9900%      360          360            1          0         60       6.1000%      36
    3      ARM          311,700.00     8.6945%      360          480            1          0          0       6.1000%      36
    3      ARM          347,000.00     8.4852%      360          360            1          0          0       6.1000%      60
    3      ARM        1,922,631.94     8.6435%      360          360            1          1          0       6.1267%      59
    3      ARM        2,675,900.00     6.8996%      360          360            1          0         60       6.1000%      60
    3      ARM          730,000.00     7.3872%      360          480            1          0          0       6.1000%      60



                                    Maximum      Minimum
            Initial     Periodic    Mortgage     Mortgage
  Loan      Periodic    Rate Cap    Interest     Interest
  Group   Rate Cap (%)     (%)      Rate (%)     Rate (%)
----------------------------------------------------------
    3       3.0000%      1.0000%     14.5000%     8.5000%
    3       3.0000%      1.0000%     16.1000%    10.1000%
    3       3.0000%      1.0000%     15.3069%     9.3069%
    3       3.0000%      1.0000%     13.9900%     7.9900%
    3       3.0000%      1.0000%     14.6945%     8.6945%
    3       3.0000%      1.0000%     14.4852%     8.4852%
    3       3.0000%      1.0000%     14.6435%     8.6435%
    3       3.0000%      1.0000%     12.8996%     6.8996%
    3       3.0000%      1.0000%     13.3872%     7.3872%

                                   Appendix D

              INTEREST RATE SWAP AGREEMENT NOTIONAL AMOUNT SCHEDULE

               Distribution Date              Notional Amount ($)
               --------------------------------------------------
               August 25, 2006                     1,082,162,766
               September 25, 2006                  1,074,465,936
               October 25, 2006                    1,064,381,041
               November 25, 2006                   1,051,908,277
               December 25, 2006                   1,037,062,899
               January 25, 2007                    1,019,875,701
               February 25, 2007                   1,000,393,767
               March 25, 2007                        978,679,890
               April 25, 2007                        954,813,106
               May 25, 2007                          928,888,429
               June 25, 2007                         901,101,913
               July 25, 2007                         871,607,797
               August 25, 2007                       843,015,528
               September 25, 2007                    815,361,646
               October 25, 2007                      788,615,342
               November 25, 2007                     762,746,818
               December 25, 2007                     737,727,257
               January 25, 2008                      713,528,785
               February 25, 2008                     690,124,445
               March 25, 2008                        667,488,167
               April 25, 2008                        645,594,734
               May 25, 2008                          624,419,759
               June 25, 2008                         603,939,656
               July 25, 2008                          81,538,509
               August 25, 2008                        77,056,332
               September 25, 2008                     72,235,399
               October 25, 2008                       67,785,806
               November 25, 2008                      64,971,643
               December 25, 2006                      62,795,053
               January 25, 2009                       60,695,050
               February 25, 2009                      58,668,831
               March 25, 2009                         56,713,696
               April 25, 2009                         54,827,048
               May 25, 2009                           53,006,386
               June 25, 2009                          51,249,305
               July 25, 2009                          45,224,972
               August 25, 2009                        40,757,424
               September 25, 2009                     39,465,239
               October 25, 2009                       38,216,347
               November 25, 2009                      37,009,224
               December 25, 2006                      35,842,399
               January 25, 2010                       34,714,458
               February 25, 2010                      33,624,037
               March 25, 2010                         32,569,822
               April 25, 2010                         31,550,547
               May 25, 2010                           30,564,993
               June 25, 2010                          29,611,984
               July 25, 2010                          28,690,388
               August 25, 2010                        27,799,113

               Distribution Date              Notional Amount ($)
               --------------------------------------------------
               September 25, 2010                     26,937,107
               October 25, 2010                       26,103,358
               November 25, 2010                      25,296,887
               December 25, 2010                      24,516,754
               January 25, 2011                       23,762,050
               February 25, 2011                      23,031,901
               March 25, 2011                         22,325,463
               April 25, 2011                         21,641,924
               May 25, 2011                           20,980,498
               June 25, 2011                          20,340,431
               July 25, 2011                          14,101,030
               August 25, 2011                        -----

                                 $1,026,972,000
                                  (Approximate)

                        Asset Backed Funding Corporation
                                    Depositor

                              ABFC 2006-OPT1 Trust
                                 Issuing Entity

                      Bank of America, National Association
                                     Sponsor

                         Option One Mortgage Corporation
                                    Servicer

                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2006-OPT1

                           -------------------------

                             FREE WRITING PROSPECTUS

                           -------------------------

                         Banc of America Securities LLC


     We are not offering the Offered Certificates in any state where the offer is not permitted.

     We do not claim that the information in this free writing prospectus and prospectus is accurate as of any date other than the dates stated on the respective covers.

                                 August 7, 2006